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                       SPDR(R) SERIES TRUST (THE "TRUST")

                       STATEMENT OF ADDITIONAL INFORMATION

          Dated October 31, 2007 (as supplemented on November 28, 2007)

This Statement of Additional Information ("SAI") is not a Prospectus. With respect to each of the Trust's series portfolios listed below (except the SPDR(R) Lehman High Yield Bond ETF), this SAI should be read in conjunction with the Prospectuses dated October 31, 2007, as they may be revised from time to time. With respect to the SPDR(R) Lehman High Yield Bond ETF, this SAI should be read in conjunction with the Prospectus dated November 28, 2007, as it may be revised from time to time. Each of the foregoing Prospectuses may be referred to herein as a "Prospectus."

EQUITY ETFS
SPDR(R) DJ WILSHIRE TOTAL MARKET ETF
SPDR(R) DJ WILSHIRE LARGE CAP ETF
SPDR(R) DJ WILSHIRE LARGE CAP GROWTH ETF
SPDR(R) DJ WILSHIRE LARGE CAP VALUE ETF
SPDR(R) DJ WILSHIRE MID CAP ETF
SPDR(R) DJ WILSHIRE MID CAP GROWTH ETF
SPDR(R) DJ WILSHIRE MID CAP VALUE ETF
SPDR(R) DJ WILSHIRE SMALL CAP ETF
SPDR(R) DJ WILSHIRE SMALL CAP GROWTH ETF
SPDR(R) DJ WILSHIRE SMALL CAP VALUE ETF
SPDR(R) DJ GLOBAL TITANS ETF
DJ WILSHIRE REIT ETF
KBW BANK ETF
KBW CAPITAL MARKETS ETF
KBW INSURANCE ETF
MORGAN STANLEY TECHNOLOGY ETF
SPDR(R) S&P(R) DIVIDEND ETF
SPDR(R) S&P(R) AEROSPACE & DEFENSE ETF
SPDR(R) S&P(R) BIOTECH ETF
SPDR(R) S&P(R) BUILDING & CONSTRUCTION ETF
SPDR(R) S&P(R) COMPUTER HARDWARE ETF
SPDR(R) S&P(R) COMPUTER SOFTWARE ETF
SPDR(R) S&P(R) HEALTH CARE EQUIPMENT ETF
SPDR(R) S&P(R) HEALTH CARE SERVICES ETF
SPDR(R) S&P(R) HOMEBUILDERS ETF
SPDR(R) S&P(R) LEISURETIME ETF
SPDR(R) S&P(R) METALS & MINING ETF
SPDR(R) S&P(R) OIL & GAS EQUIPMENT & SERVICES ETF
SPDR(R) S&P(R) OIL & GAS EXPLORATION & PRODUCTION ETF
SPDR(R) S&P(R) OUTSOURCING & IT CONSULTING ETF
SPDR(R) S&P(R) PHARMACEUTICALS ETF
SPDR(R) S&P(R) RETAIL ETF
SPDR(R) S&P(R) SEMICONDUCTOR ETF
SPDR(R) S&P(R) TELECOM ETF
SPDR(R) S&P(R) TRANSPORTATION ETF
KBW REGIONAL BANKING(SM) ETF
KBW MORTGAGE FINANCE(SM) ETF

FIXED INCOME ETFS
SPDR(R) LEHMAN 1-3 MONTH T-BILL ETF
SPDR(R) LEHMAN SHORT TERM MUNICIPAL BOND ETF
SPDR(R) LEHMAN INTERMEDIATE TERM TREASURY ETF
SPDR(R) LEHMAN LONG TERM TREASURY ETF
SPDR(R) BARCLAYS CAPITAL TIPS ETF
SPDR(R) LEHMAN CALIFORNIA MUNICIPAL BOND ETF
SPDR(R) LEHMAN NEW YORK MUNICIPAL BOND ETF
SPDR(R) LEHMAN MUNICIPAL BOND ETF
SPDR(R) LEHMAN AGGREGATE BOND ETF
SPDR(R) LEHMAN INTERNATIONAL TREASURY BOND ETF
SPDR(R) LEHMAN HIGH YIELD BOND ETF

Capitalized terms used herein that are not defined have the same meaning as in the Prospectus, unless otherwise noted. Copies of the Prospectus may be obtained without charge by writing to State Street Global Markets, LLC, the Trust's principal underwriter (referred to herein as "Distributor" or "Principal Underwriter"), State Street Financial Center, One Lincoln Street, Boston, Massachusetts 02111. The Report of Independent Registered Public Accounting Firm, financial highlights and financial statements of the Funds included in the Trust's Annual Report to Shareholders for the fiscal year ended June 30, 2007, and the Trust's Semi-Annual Report to Shareholders for the period ended December 31, 2006, are incorporated by reference into this Statement of Additional Information.

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TABLE OF CONTENTS

General Description of the Trust........................................          3
Investment Policies.....................................................          9
Special Considerations and Risks........................................         23
Investment Restrictions.................................................         25
Exchange Listing and Trading............................................         26
Management of the Trust.................................................         27
Brokerage Transactions..................................................         38
Book Entry Only System..................................................         41
Purchase and Redemption of Creation Units...............................         52
Determination of Net Asset Value........................................         57
Dividends and Distributions.............................................         58
Taxes...................................................................         58
Capital Stock and Shareholder Reports...................................         64
Counsel and Independent Registered Public Accounting Firm...............         64
Local Market Holiday Schedules..........................................         64
Financial Statements....................................................         66
Proxy Voting Polices and Procedures.....................................  31 and 67

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                        GENERAL DESCRIPTION OF THE TRUST

The Trust is an open-end management investment company. As of the date of this SAI, the Trust consists of forty-eight (48) investment series (each a "Fund" and collectively the "Funds"). The Trust was organized as a Massachusetts business trust on June 12, 1998. The Trust is an open-end management investment company, registered under the Investment Company Act of 1940, as amended (the "1940 Act") and the offering of each Fund's shares is registered under the Securities Act of 1933, as amended (the "Securities Act"). The shares of each Fund are referred to herein as "Shares." The investment objective of each Fund is to provide investment results that, before fees and expenses, correspond generally to the total return, (or in the case of the SPDR Dividend ETF and all Fixed Income ETFs, the price and yield performance) of a specified market index (each an "Index"). SSgA Funds Management, Inc. (the "Adviser") manages each Fund.

Each Fund (except the SPDR Lehman Short Term Municipal Bond ETF, SPDR Lehman Municipal Bond ETF, SPDR Lehman California Municipal Bond ETF, SPDR Lehman New York Municipal Bond ETF, SPDR Lehman International Treasury Bond ETF and SPDR Lehman High Yield Bond ETF) offers and issues Shares at their net asset value only in aggregations of a specified number of Shares (each, a "Creation Unit")1 generally in exchange for a basket of securities included in its Index ("Deposit Securities") together with the deposit of a specified cash payment ("Cash Component"). The SPDR Lehman Short Term Municipal Bond ETF, SPDR Lehman Municipal Bond ETF, SPDR Lehman California Municipal Bond ETF, SPDR Lehman New York Municipal Bond ETF, SPDR Lehman International Treasury Bond ETF and SPDR Lehman High Yield Bond ETF generally offer and issue Shares in exchange only for a cash payment equal in value to the Deposit Securities ("Deposit Cash") together with the Cash Component, as described in more detail below. The Trust reserves the right to permit or require the substitution of a "cash in lieu" amount to be added to the Cash Component to replace any Deposit Security and reserves the right to permit or require the substitution of Deposit Securities in lieu of Deposit Cash (subject to applicable legal requirements). The Shares have been approved for listing and secondary trading on the American Stock Exchange (the "Exchange"). The Shares will trade on the Exchange at market prices. These prices may differ from the Shares' net asset values. The Shares are also redeemable only in Creation Unit aggregations, and generally in exchange for portfolio securities and a specified cash payment. A Creation Unit of each Equity Fund consists of 50,000 Shares and a Creation Unit of each Income Fund consists of 200,000 Shares.

With respect to the SPDR Lehman Short Term Municipal Bond ETF, SPDR Lehman Municipal Bond ETF, SPDR Lehman California Municipal Bond ETF and SPDR Lehman New York Municipal Bond ETF, the Trust will accept offers to purchase Creation Units generally for in kind securities; however, the Trust may from time to time accept cash in lieu of in kind securities at its discretion. With respect to the SPDR Lehman International Treasury Bond ETF, the Trust will accept offers to purchase Creation Units and offers to redeem Creation Units generally for cash only (subject to applicable legal requirements); however, the Trust may from time to time accept in kind securities in lieu of cash at its discretion. With respect to SPDR Lehman High Yield Bond ETF, the Trust will accept offers to purchase Creation Units for cash; however the Trust may from time to time accept in kind securities in lieu of cash at its discretion. Additionally, the Trust will accept offers to redeem Creation Units of SPDR Lehman High Yield Bond ETF generally for in kind securities; however, the Trust may, from time to time, distribute cash redemption proceeds in lieu of in kind securities at its discretion. The Trust also reserves the right to accept offers to purchase or redeem Creation Units in cash for Funds other than the SPDR Lehman Short Term Municipal Bond ETF, SPDR Lehman Municipal Bond ETF, SPDR Lehman California Municipal Bond ETF, SPDR Lehman New York Municipal Bond ETF, the SPDR Lehman International Treasury Bond ETF and SPDR Lehman High Yield Bond ETF, although it has no current intention of doing so. Shares may be issued in advance of receipt of Deposit Securities subject to various conditions including a requirement to maintain on deposit with the Trust cash at least equal to a specified percentage of the market value of the missing Deposit Securities as set forth in the Participant Agreement (as defined below). See "PURCHASE AND REDEMPTION OF CREATION UNITS." In each instance of such cash creations or redemptions, the Trust may impose transaction fees that will be higher than the transaction fees associated with in-kind creations or redemptions. In all cases, such fees will be limited in accordance with the requirements of the Securities and Exchange Commission (the "SEC") applicable to management investment companies offering redeemable securities.

The SPDR Lehman 1-3 Month T-Bill ETF, SPDR Lehman Intermediate Term Treasury ETF and SPDR Lehman Long Term Treasury ETF may sometimes be collectively referred to herein as the "Treasury ETFs." The SPDR Barclays Capital TIPS ETF may sometimes be referred to herein as the "TIPS ETF." The SPDR Lehman Aggregate Bond ETF may sometimes be referred to herein as the "Aggregate Bond ETF." The SPDR Lehman Short Term Municipal Bond ETF, SPDR Lehman Municipal Bond ETF, SPDR Lehman California Municipal Bond ETF and SPDR Lehman New York Municipal Bond ETF may sometimes be referred to herein as the "Municipal Bond ETFs." The SPDR Lehman International Treasury Bond ETF may sometimes be referred to herein as the

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1     Except that under the "Dividend Reinvestment Service" described herein, however, shares may be created in less than a Creation Unit and upon termination of a Fund, shares may be redeemed in less than a Creation Unit.

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"International Treasury Bond ETF." The SPDR Lehman High Yield Bond ETF may
sometimes be referred to herein as the "High Yield Bond ETF."

ADDITIONAL INDEX INFORMATION

Additional Information with respect to the Dow Jones Wilshire 5000 Composite
Index

      The Dow Jones Wilshire 5000 Composite Index (the "Composite Index") sets certain criteria an issuer must meet before a security can be included in the Composite Index. To be included in the Composite Index, an issue must be all of the following:

      -     An equity issue: a common stock, REIT or limited partnership;

      -     A security that has its primary market listing in the U.S.; and

      -     A U.S.-headquartered company.

A company in the Composite Index may be technically based outside of the U.S., but considered by the investment community to be "headquartered" in the U.S.

The Composite Index does not include bulletin board listed stocks.

The aggregate value of the Composite Index is based on the following criteria:

      -     Market capitalization;

      -     Trading volume;

      -     Institutional holdings; and

      - If applicable, any conversion rules for companies with multiple share classes.

The capitalization float adjustment of the Composite Index is based on the following rules:

      - Shares outstanding for multiple classes of stock of one company are combined into the primary class's shares outstanding to reflect the company's total market capitalization.

      - Float adjustments are based on block ownership of each class of stock, and then are combined to determine total float for a company's combined shares.

      - Float-adjustment factors will be implemented only if the blocked shares are greater than 5% of the company's total shares outstanding.

Periodic adjustment and ongoing maintenance and review of the Composite Index are based on the following rules:

      - Stock additions and deletions are made after the close of trading on the third Friday of each month. The additions include all new non-component companies that met inclusion standards as of the close of trading on the second Friday of that month, whether from initial public offerings or new exchange listing.

      - An issue that becomes a pink sheet or otherwise stops trading for ten consecutive days will be removed from the Composite Index at the next monthly review. It will be removed at its latest quoted value, or at $0.01 if no recent quoted value is available. Until the monthly review, the issue will remain in the Composite Index at its last exchange-traded price.

      - Additions and deletions are pre-announced by the second day prior to the implementation date.

      - An issue that fails index inclusion guidelines is removed from the Composite Index as soon as prudently possible.

      - Periodic shares updates are made quarterly after the close of trading on the third Friday of March, June, September and December. The changes become effective at the opening of trading on the next business day.

      - If the cumulative impact of corporate actions during the period between quarterly shares updates changes a company's float-adjusted shares outstanding by 10% or more, the company's shares and float factor will be updated as soon as prudently possible. Share and float changes based on corporate actions will be implemented using standard Dow Jones Indexes procedures.

Additional Information with respect to the Dow Jones Global Titans 50 Index U.S. Close

      In constructing the Dow Jones Global Titans 50 Index U.S. Close (the "Global Titans Index"), a unique multi-factor methodology is adopted. First the 5,000 stocks of the Dow Jones Global Indexes are used as the Initial Pool with a view towards ensuring that all candidates are investable, liquid and representative of the global markets. Market capitalization is then used as the first screen to create the Final Pool by selecting the top 100 companies. Dow Jones' rationale for this step is that market value is a universal measurement across industries, and also that its use is most appropriate for an index built for investment purposes. Every company in the final pool of 100 must derive some revenue from outside its home country. This screen is instituted to ensure that all of the Titans selected are

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truly Global companies. The next step in index construction is to combine the
Final Pool components' market capitalization rankings with their rankings according to four other indicators of size and leadership. These four indicators, two from the balance sheet and two from the income statement, are assets, book value, sales/revenue, and net profit. The combined rankings of these four fundamental factors determine the fundamental rank of each company. The fundamental rank and the market cap rank are used equally as the basis for selecting the index components. The inclusion of a stock in the Global Titans Index in no way implies that Dow Jones believes the stock to be an attractive investment, nor is Dow Jones a sponsor or in any way affiliated with the Fund. For purposes of calculation of the Index value, securities for which the primary market is outside of the U.S. are valued intra day based on the last sale price on the primary market. The Global Titans Index value is calculated as of the close of the NYSE (and during periods when the primary market is closed) based upon the last sale price if any, of any corresponding ADR.

Additional Information with respect to the KBW Bank, Capital Markets and Insurance Indexes

INDEX CONSTRUCTION

Each KBW Index is owned and administered by Keefe, Bruyette & Woods, Inc. ("KBW"). Each KBW Index's constituents are chosen on the basis of relevance to the particular sector and the following trading criteria, among others:

      -     Stock price level

      -     Stock price volatility

      -     Stock price correlation to other stocks in the KBW Bank Index

      -     Market capitalization

      -     Average daily trading volume

      -     Availability of options on the stocks

      -     Country of domicile/operations

      -     Trading volume.

INDEX REBALANCING

The four largest stocks included in each KBW Index were assigned maximum initial weights equal to the lesser of their actual capitalization weight or 10% in the reconstituted KBW Index. All other stocks with a capitalization weight of more than 4.5% were assigned initial weights of 4.5% in the reconstituted KBW Index. All companies with capitalization weights under 4.5% share equally in the weight available for redistribution, but none of these companies was assigned an initial weight of more than 4.5%. Current percentage weights will be adjusted on a quarterly basis, taking into account weight adjustments due to stock repurchases, secondary offerings or other corporate actions, mergers and KBW Index composition changes.

Based on capitalizations as of the close of business on the NYSE on the Monday before the third Saturday of the last month in each calendar quarter, each KBW Index re-balancing will be calculated according to the following rules:

      (1) If any of the top four companies' KBW Index weightings have increased above 12.5%, their weighting will be reduced to a maximum of 10% in the quarterly rebalancing.

      (2) If any of the remaining companies' weightings have increased above 5%, their weightings will be reduced to a maximum of 4.5% in the rebalancing.

      (3) If any of the top four companies' weightings have dropped below 8%, their weightings will be increased to the lesser of their actual capitalization weight or 10% in the rebalancing.

      (4) If any of the companies with unadjusted capitalization weights greater than 5% have declined in KBW Index weighting below 4%, their weightings will be increased to 4.5% in the rebalancing.

Thereafter, any excess weighting available will be reallocated to the smaller companies and any weighting needed to increase weighting in the larger companies will be taken from the smaller companies in the same manner as in the initial allocation at the time of the rebalancing.

The rebalancing will be implemented at the close of business on the NYSE on the Friday before the third Saturday of the last month in each calendar quarter. An Index Committee makes decisions with respect to any changes in each KBW Index. The Index Committee is required to meet quarterly to review the composition of each KBW Index.


INDEX MAINTENANCE

In the event of a change in any component company (e.g., change of principal business, merger, acquisition, delisting), KBW may

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remove the stock and replace it with another stock which better represents the banking sector represented by each KBW Index.

KBW reserves the right to add Index-eligible stocks or to remove component stocks. In the case of a stock removal, KBW expects to replace any stock removed from each KBW Index with another stock, but is not required to do so; provided, however, that the number of stocks in each KBW Index may not be less than 20.

MERGERS AND CORPORATE RESTRUCTURINGS

Companies affected by a merger or other transaction that will change the character of the firm will be removed and replaced as close as practicable to the effective date of the transaction. Corporate restructuring will be analyzed on a case-by-case basis to determine appropriate action.

BANKRUPTCY

In the event of bankruptcy, a company will be removed from each KBW Index effective as soon as practicable after the date of such filing.

Additional Information with respect to the S&P High Yield Dividend Aristocrats Index

      As constituents in the Index are members of the S&P 1500 Composite Index all constituents meet the S&P 1500 Composite Index inclusion criteria:

For Inclusion:

      - U.S. company. To determine what is a "U.S. company", the Index Committee looks at a number of factors including location of the company's operations, its corporate structure, accounting standards and exchange listings.

      - Market cap in excess of a minimum threshold. After meeting a minimum market cap threshold for inclusion in the S&P Composite 1500, a candidate company must then pass the minimum market cap requirement for the S&P High Yield Dividend Aristocrats. Market cap minimums are reviewed from time to time to ensure consistency with market conditions.

      - Financial viability. This is usually determined by four consecutive quarters of positive as-reported earnings, where as-reported earnings are defined as GAAP Net Income excluding discontinued operations and extraordinary items.

      - Adequate liquidity and reasonable price. The ratio of annual dollar value traded to market capitalization should be 0.3 or greater. Very low stock prices can affect a stock's liquidity.

      -     Public float of at least 50%.

      - Sector representation. The Index Committee strives to maintain a balance for the S&P 1500(R) in line with the sector balance of the universe of eligible companies greater than $300 million.

      - Must be an operating company. Closed-end funds, holding companies, partnerships, investment vehicles and royalty trusts are not eligible. Real Estate Investment Trusts (REITs) are eligible for inclusion. Continued index membership is not necessarily subject to these guidelines. The Index Committee strives to minimize unnecessary turnover in index membership and each removal is determined on a case-by-case basis.

For Removal:

      - Companies that substantially violate one or more of the criteria for index inclusion.

      - Companies involved in merger, acquisition or significant restructuring such that they no longer meet the inclusion criteria.

Additional Information with respect to the S&P Total Market Index

      The S&P(R) Total Market Index ("S&P(R) TMI") includes all common equities listed on the NYSE, American Stock Exchange, NASDAQ National Market and NASDAQ Small Cap exchanges. Stocks not eligible for inclusion in the Index include limited partnerships, pink sheets, OTC bulletin board issues, royalty trusts, American Depositary Receipts ("ADRs"), American Depositary Shares ("ADSs"), non-Real Estate Investment Trust closed-end funds (ETFs, country funds, etc.), master limited partnerships, as well as holding companies and similar securities.

      Only U.S. companies are eligible for inclusion in the S&P(R) TMI. The determination of whether a company is a U.S. company is based upon a number of factors, including the registration or incorporation; corporate structure; accounting principles; currency used in financial reporting; location of principal offices, employees, operations and revenues; tax treatment; and location(s) where the stock is traded.

                                       6
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      If a company is moved to the pink sheets, the bulletin board or enters bankruptcy, its stock will be removed from the S&P(R) TMI. In cases where trading cannot be completed or is difficult, the stock may be removed at a zero price at the discretion of Standard & Poor's.

      There is no limit on the market capitalization of a company for inclusion in the S&P(R) TMI.

      The S&P(R) TMI will be reviewed quarterly. Initial public offerings will be included at quarterly index rebalancings.

Companies will be removed from the S&P(R) TMI Index if they substantially violate one or more of the criteria for index inclusion. Companies will also be removed from the S&P(R) TMI Index if they are involved in a merger, acquisition or significant restructuring such that they no longer meet the inclusion criteria.

Additional Information with respect to the Lehman Global Treasury Ex-US Capped Index

Each of the component securities in the Lehman Global Treasury ex-US Capped Index (the "Global Treasury Ex-US Index") is a component of the Lehman Global Treasury Ex-US Index, screened such that the following countries are included:
Australia, Austria, Belgium, Canada, Denmark, France, Germany, Greece, Italy, Japan, Mexico, Netherlands, Poland, South Africa, Spain, Sweden, Taiwan, United Kingdom (the "Constituent Countries").

The Global Treasury Ex-US Index is calculated by the Lehman Brothers Index Group using a modified "market capitalization" methodology. This design ensures that each Constituent Country within the Index is represented in a proportion consistent with its percentage with respect to the total market capitalization of the Global Treasury Ex-US Index. Component Securities in each constituent country are represented in a proportion consistent with its percentage relative to the other component securities in its constituent country. Under certain conditions, however, the par amount of a component security within the Global Treasury Ex-US Index may be adjusted to conform to Internal Revenue Code requirements.

CONSTRUCTION AND MAINTENANCE STANDARDS FOR THE INDEX

The Global Treasury Ex-US Index is weighted based on the total market capitalization represented by the aggregate Component Securities within the Lehman Global Treasury ex-US Index, subject to the following asset diversification requirements: (i) the market capitalization-based weighted value of any single Constituent Country measured on the last day of a calendar month may not exceed 24.99% of the total value of the Global Treasury Index; and (ii) with respect to 50% of the total value of the Global Treasury Ex-US Index, the market capitalization-based weighted value of the Constituent Countries must be diversified so that no single Constituent Country measured on the last day of a calendar month represents more than 4.99% of the total value of the Global Treasury Ex-US Index. The modified Constituent Country weight calculated above is then applied to the individual securities of each country.

Rebalancing the Global Treasury Ex-US Index to meet the asset diversification requirements will be the responsibility of the Lehman Brothers Index Group ("LBIG"). Each month, the percentage of each Constituent Country (or Constituent Countries) represented in the Global Treasury Ex-US Index will be reduced and the market capitalization-based weighted value of such Constituent Country (or Constituent Countries) will be redistributed across the Constituent Countries so that they meet the value limits set forth above in accordance with the following methodology: First, each Constituent Country that exceeds 24% of the total value of the Global Treasury Ex-US Index will be reduced to 23% of the total value of the Global Treasury Ex-US Index and the aggregate amount by which all Constituent Countries exceed 24% will be redistributed equally across the remaining Constituent Countries that represent less than 23% of the total value of the Global Treasury Ex-US Index. If as a result of this redistribution, another Constituent Country then exceeds 24%, the redistribution will be repeated as necessary. Second, with respect to the 50% of the value of the Global Treasury Ex-US Index accounted for by the lowest weighted Constituent Countries, each Constituent Country that exceeds 4.8% of the total value of the Global Treasury Ex-US Index will be reduced to 4.6% and the aggregate amount by which all Constituent Countries exceed 4.8% will be distributed equally across all remaining Constituent Countries that represent less than 4.6% of the total value of the Global Treasury Ex-US Index. If as a result of this redistribution another Constituent Country that did not previously exceed 4.8% of the Global Treasury Ex-US Index value then exceeds 4.8%, the redistribution will be repeated as necessary until at least 50% of the value of the Global Treasury Ex-US Index is accounted for by Constituent Countries representing no more than 4.8% of the total value of the Global Treasury Ex-US Index. Third, the weight of each Constituent Country's Component Securities will be adjusted to reflect the Component Securities' weight in the Global Treasury Ex-US Index relative to other Component Securities of the same country by applying the same percentage adjustment as applied to its country.

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If necessary, this reallocation process may take place more than once per calendar month to insure that the Global Treasury Ex-US Index and the Fund portfolio based upon it conform to the requirements for qualification of the Fund as a regulated investment company.

Additional Information with respect to the Lehman Brothers Very Liquid High Yield Index

Index Universes

         The High Yield Index consists of two universes: the Returns Universe and the Statistics Universe.

         The Returns Universe is based on a static set of securities that are index-eligible at the beginning of each month and held constant until the beginning of the next month. They comprise the fixed universe that is used to calculate official daily and monthly index-returns. The Returns Universe is not adjusted for securities that become eligible for inclusion in the High Yield Index during the month (e.g., because of ratings changes, called bonds, securities falling below one year in maturity) or for issues that are newly eligible (e.g. ratings changes, newly issued bonds). Interest and principal payments earned by the Returns Universe are held in the High Yield Index without a reinvestment return until month-end, when it is removed from the Index.

         The Statistics Universe is the dynamic set of bonds changing daily to reflect the latest composition of the market. It is a projection of what the High Yield Index will look like at month-end, when the composition of the Index is next reset. The Statistics Universe accounts for changes due to new issuance, calls or partial redemptions, ratings changes, and the seasoning of securities. Statistics such as market value, sector weightings and various averages (e.g., coupon, duration, maturity, yield, price, etc.) are updated and reported daily. At the end of each month, the latest Statistics Universe becomes the Returns Universe for the coming month. To ensure that the Statistics Universe is up to date, LBIG maintains an extensive database of call/put features and refunding and sinking schedules on outstanding bonds and continuously monitors the market for retirement, new issuance and rating change activity.

Total Return Calculations

         The High Yield Index's results are reported for daily, monthly, quarterly, annual and since-inception reporting periods. Returns are cumulative for the entire period. Intra-month cash flows contribute to monthly returns, but are not reinvested during the month and do not earn a reinvestment return. Intra-month cash flows are reinvested into the returns universe for the following month so that Index results over two or more months reflect monthly compounding. Daily, month-to-date and monthly total returns are calculated based on the sum of price changes, coupon income received or accrued, gain/loss on repayments of principal and, where applicable, currency value fluctuations expressed as a percentage of beginning market value. The High Yield Index's total return is the weighted average of the total returns of the securities that make up the Index, where the weighting factor is full market value (i.e., inclusive of accrued interest) at the start of the period. Cumulative total returns over periods longer than one month are calculated by multiplicatively linking monthly returns.

Market Value Weighting

         Returns and most summary statistics for the High Yield Index are market value weighted, accounting for both the market price of index-eligible securities and the accrued interest. Returns data are weighted by market value at the beginning of the period. Statistics, such as index average duration and maturity, are market-value weighted based on end-of-period market value. Average price and coupon are weighted by end-of-period par value.

Pricing and Settlement

         All bonds in the High Yield Index are priced by either LBIG or Interactive Data Corporation. Bonds may be quoted in a variety of ways, including nominal spreads over benchmark securities/treasuries, spreads over swap curves or direct price quotes. In some instances the quote type used is a spread measure that results in daily security price changes from the movement of the underlying curve and/or changes in the quoted spread. Bonds in the High Yield Index are priced on the bid side. The initial price for newly issued corporate bonds entering the High Yield Index is the offer side; after that, the bid side price is used. Fallen angels use bid side prices.

         The quality of bond pricing is kept at a high level using multi-contributor verification. This process includes utilizing other third-party pricing sources plus a variety of statistical techniques to isolate possible pricing outliers. Significant discrepancies are researched and corrected, as necessary. Bonds are settled on a T+1 basis.

Bond Ratings

         All bonds in the High Yield Index must be rated high-yield (Ba1/BB+/BB+ or below) using the middle rating of Moody's Investors Service, Inc. ("Moody's"), Standard & Poor's, Inc. ("S&P") and Fitch Ratings Ltd. ("Fitch"), respectively (before July 1, 2005, the lower of Moody's and S&P was used). When a rating from only two agencies is available, the lower ("most conservative") of the two is used to determine eligibility. When a rating from only one agency is available, that rating is used to determine eligibility. A small number of unrated bonds is included in the High Yield Index; to be eligible, they must have previously held a high-yield rating or have been associated with a high-yield issuer, and must trade accordingly.

                               INVESTMENT POLICIES

DIVERSIFICATION

Each Fund is classified as a non-diversified investment company under the 1940 Act. A "non-diversified" classification means that a Fund is not limited by the 1940 Act with regard to the percentage of its assets that may be invested in the securities of a single issuer. This means that each Fund may invest a greater portion of its assets in the securities of a single issuer. The securities of a particular issuer may constitute a greater portion of an Index of a Fund and therefore, the securities may constitute a greater portion of the Fund's portfolio. This may have an adverse effect on the Fund's performance or subject the Fund's Shares to greater price volatility than more diversified investment companies.

Although each Fund is non-diversified for purposes of the 1940 Act, each Fund intends to maintain the required level of diversification and otherwise conduct its operations so as to qualify as a "regulated investment company" for purposes of the Internal Revenue Code, and to relieve the Fund of any liability for federal income tax to the extent that its earnings are distributed to shareholders. Compliance with the diversification requirements of the Internal Revenue Code severely limits the investment flexibility of certain Funds and makes it less likely that such Funds will meet their investment objectives.

CONCENTRATION

In addition, some of the Funds may concentrate their investments in a particular industry or group of industries, as described in the Prospectus. The securities of issuers in particular industries may dominate the Index of a Fund and consequently the Fund's investment portfolio. This may adversely affect the Fund's performance or subject its Shares to greater price volatility than that experienced by less concentrated investment companies.

BONDS

Each Fixed Income ETF, except the International Treasury Bond ETF, invests a substantial portion of its assets in U.S. registered, dollar-denominated bonds. A bond is an interest-bearing security issued by a company, governmental unit or, in some cases, a non-U.S. entity. The issuer of a bond has a contractual obligation to pay interest at a stated rate on specific dates and to repay principal (the bond's face value) periodically or on a specified maturity date.

An issuer may have the right to redeem or "call" a bond before maturity, in which case the investor may have to reinvest the proceeds at lower market rates. Most bonds bear interest income at a "coupon" rate that is fixed for the life of the bond. The value of a fixed rate bond usually rises when market interest rates fall, and falls when market interest rates rise. Accordingly, a fixed rate bond's yield (income as a percent of the bond's current value) may differ from its coupon rate as its value rises or falls. Fixed rate bonds generally are also subject to inflation risk, which is the risk that the value of the bond or income from the bond will be worth less in the future as inflation decreases the value of money. This could mean that, as inflation increases, the "real" value of the assets of a Fund holding fixed rate bonds can decline, as can the value of the Fund's distributions. Other types of bonds bear income at an interest rate that is adjusted periodically. Because of their adjustable interest rates, the value of "floating-rate" or "variable-rate" bonds fluctuates much less in response to market interest rate movements than the value of fixed rate bonds. The Fund may treat some of these bonds as having a shorter maturity for purposes of calculating the weighted average maturity of its investment portfolio. Bonds may be senior or subordinated obligations. Senior obligations generally have the first claim on a corporation's earnings and assets and, in the event of liquidation, are paid before subordinated obligations. Bonds may be unsecured (backed only by the issuer's general creditworthiness) or secured (also backed by specified collateral).

In addition, the High Yield Bond ETF invests almost exclusively in corporate bonds. The investment return of corporate bonds reflects interest on the bond and changes in the market value of the bond. The market value of a corporate bond may be affected by the credit rating of the corporation, the corporation's performance and perceptions of the corporation in the market place. There is a risk that the issuers of the securities may not be able to meet their obligations on interest or principal payments at the time called for by such a security.

HIGH YIELD SECURITIES

The High Yield Bond ETF invests a large percentage of its assets in high yield debt securities. Investment in high yield securities generally provides greater income and increased opportunity for capital appreciation than investments in higher quality securities, but they also typically entail greater price volatility and credit risk. These high yield securities are regarded as predominantly speculative with respect to the issuer's continuing ability to meet principal and interest payments. Analysis of the creditworthiness of issuers of debt securities that are high yield may be more complex than for issuers of higher quality debt securities. In addition, high yield securities are often issued by smaller, less creditworthy companies or by highly leveraged (indebted) firms, which are generally less able than more financially stable firms to make scheduled payments of interest and principal. The risks posed by securities issued under such circumstances are substantial.

Investing in high yield debt securities involves risks that are greater than the risks of investing in higher quality debt securities. These risks include: (i) changes in credit status, including weaker overall credit conditions of issuers and risks of default; (ii) industry, market and economic risk; and (iii) greater price variability and credit risks of certain high yield securities such as zero coupon and payment-in-kind securities. While these risks provide the opportunity for maximizing return over time, they may result in greater volatility of the value of the Fund than a fund that invests in higher-rated securities.

Furthermore, the value of high yield securities may be more susceptible to real or perceived adverse economic, company or industry conditions than is the case for higher quality securities. The market values of certain of these lower-rated and unrated debt securities tend to reflect individual corporate developments to a greater extent than do higher-rated securities which react primarily to fluctuations in the general level of interest rates, and tend to be more sensitive to economic conditions than are higher-rated securities. Adverse market, credit or economic conditions could make it difficult at certain times to sell certain high yield securities held by the Fund.

The secondary market on which high yield securities are traded may be less liquid than the market for higher grade securities. Less liquidity in the secondary trading market could adversely affect the price at which the High Yield Bond ETF could sell a high yield security, and could adversely affect the daily net asset value per share of the High Yield Bond ETF. When secondary markets for high yield securities are less liquid than the market for higher grade securities, it may be more difficult to value the securities because there is less reliable, objective data available. However, the Index seeks to include primarily high yield securities that the Index provider believes have greater liquidity than the broader high yield securities market as a whole.

The use of credit ratings as a principal method of selecting high yield securities can involve certain risks. For example, credit ratings evaluate the safety of principal and interest payments, not the market value risk of high yield securities. Also, credit rating agencies may fail to change credit ratings in a timely fashion to reflect events since the security was last rated.

SOVEREIGN DEBT OBLIGATIONS

The International Treasury Bond ETF invests a substantial portion of its assets in sovereign debt that is issued in local currency. Sovereign debt obligations are issued or guaranteed by foreign governments or their agencies. Sovereign debt may be in the form of conventional securities or other types of debt instruments such as loans or loan participations. Governmental entities responsible for repayment of the debt may be unable or unwilling to repay principal and pay interest when due, and may require renegotiation or reschedule of debt payments. In addition, prospects for repayment of principal and payment of interest may depend on political as well as economic factors. Although some sovereign debt, such as Brady Bonds, is collateralized by U.S. Government securities, repayment of principal and payment of interest is not guaranteed by the U.S. Government.

U.S. GOVERNMENT OBLIGATIONS

The Treasury ETFs and TIPS ETF invest almost exclusively in various types of U.S. Government obligations. The Aggregate Bond ETF invests a portion of its assets in U.S. Government obligations. U.S. Government obligations are a type of bond. U.S. Government obligations include securities issued or guaranteed as to principal and interest by the U.S. Government, its agencies or instrumentalities. Payment of principal and interest on U.S. Government obligations (i) may be backed by the full faith and credit of the United States (as with U.S. Treasury obligations and Government National Mortgage Association (i.e., GNMA) certificates) or (ii) may be backed solely by the issuing or guaranteeing agency or instrumentality itself (as with Federal National Mortgage Association (i.e., FNMA), Federal Home Loan Mortgage Corporation (i.e., FHLMC) and Federal Home Loan Bank (i.e., FHLB) notes). In the latter case, the investor must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment, which agency or instrumentality may be privately owned. There can be no assurance that the U.S. Government would provide financial support to its agencies or instrumentalities where it is not obligated to do so. As a general matter, the value of debt instruments, including U.S. Government obligations, declines when market interest rates increase and rises when market interest rates decrease. Certain types of U.S. Government obligations are subject to fluctuations in yield or value due to their structure or contract terms.

MUNICIPAL SECURITIES

General. The Municipal Bond ETFs will invest in securities issued by states, municipalities and other political subdivisions, agencies, authorities and instrumentalities of states and multi-state agencies or authorities. Municipal securities share the attributes of debt/fixed income securities in general, but are generally issued by states, municipalities and other political subdivisions, agencies, authorities and instrumentalities of states and multi-state agencies or authorities. The municipal securities which the Municipal Bond ETFs may purchase include general obligation bonds and limited obligation bonds (or revenue bonds), including industrial development bonds issued pursuant to former federal tax law. General obligation bonds are obligations involving the credit of an issuer possessing taxing power and are payable from such issuer's general revenues and not from any particular source. Limited obligation bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source. Tax-exempt industrial development bonds generally are also revenue bonds and thus are not payable from the issuer's general revenues. The credit and quality of industrial development bonds are usually related to the credit of the corporate user of the facilities. Payment of interest on and repayment of principal of such bonds is the responsibility of the corporate user (and/or any guarantor).

Some longer-term municipal securities give the investor the right to "put" or sell the security at par (face value) within a specified number of days following the investor's request -- usually one to seven days. This demand feature enhances a security's liquidity by shortening its effective maturity and enables it to trade at a price equal to or very close to par. If a demand feature terminates prior to being exercised, a Municipal Bond ETF would hold the longer-term security, which could experience substantially more volatility.

The market for municipal bonds may be less liquid than for taxable bonds. This means that it may be harder to buy and sell municipal securities, especially on short notice, than non-municipal securities. There may also be less information available on the financial condition of issuers of municipal securities than for public corporations. This means that it may be harder to buy and sell municipal securities, especially on short notice, and municipal securities may be more difficult for the Municipal Bond ETFs to value accurately than securities of public corporations. Since the Municipal Bond ETFs invest a significant portion of their portfolios in municipal securities, a Municipal Bond ETF's portfolio may have greater exposure to liquidity risk than a fund that invests in non-municipal securities. In addition, the municipal securities market is generally characterized as a buy and hold investment strategy. As a result, the accessibility of municipal securities in the market is generally greater closer to the original date of issue of the securities and lessens as the securities move further away from such issuance date.

Municipal securities are subject to credit and market risk. Generally, prices of higher quality issues tend to fluctuate more with changes in market interest rates than prices of lower quality issues and prices of longer maturity issues tend to fluctuate more than prices of shorter maturity issues.

Prices and yields on municipal securities are dependent on a variety of factors, including general money-market conditions, the financial condition of the issuer, general conditions of the municipal security market, the size of a particular offering, the maturity of the obligation and the rating of the issue. A number of these factors, including the ratings of particular issues, are subject to change from time to time. Information about the financial condition of an issuer of municipal securities may not be as extensive as that which is made available by corporations whose securities are publicly traded. As a result, municipal securities may be more difficult to value than securities of public corporations.

Obligations of issuers of municipal securities are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors. Congress or state legislatures may seek to extend the time for payment of principal or interest, or both, or to impose other constraints upon enforcement of such obligations. In addition, municipal securities are subject to the risk that their tax treatment could be changed by Congress or state legislatures, thereby affecting the value of outstanding municipal securities. There is also the possibility that as a result of litigation or other conditions, the power or ability of issuers to meet their obligations for the payment of interest and principal on their municipal securities may be materially affected or their obligations may be found to be invalid or unenforceable. Such litigation or conditions may from time to time have the effect of introducing uncertainties in the market for municipal securities or certain segments thereof, or of materially affecting the credit risk with respect to particular bonds. Adverse economic, business, legal or political developments might affect all or a substantial portion of a Municipal Bond ETF's municipal securities in the same manner.

In January 2006, the Kentucky Court of Appeals held, in Davis v. Department of Revenue, that the state's exemption of interest on its own bonds and those of its political subdivisions and its taxation of interest on the bonds of other states and their political subdivisions unlawfully discriminates against interstate commerce. After the Kentucky Supreme Court declined to review the decision, Kentucky officials petitioned the United States Supreme Court to review the Davis decision, and the request was granted by the Court on May 24, 2007. A decision in the Davis case is anticipated sometime during the next term of the United States Supreme Court, which commenced on October 1, 2007; arguments have been scheduled for November 5, 2007. If the United States Supreme Court were to affirm the Davis decision, the tax treatment of state and local government bonds of other states also may be held to be unconstitutional. A determination that the tax-exempt treatment of state and local government bonds unlawfully discriminates against interstate commerce could cause interest on such tax-exempt obligations held by the Municipal Bond ETFs to become taxable and the market value of such obligations to decline, which, in turn, may negatively affect the value of a Municipal Bond ETF's Shares.

Municipal Leases and Certificates of Participation. Also included within the general category of municipal securities described in the Municipal Bond ETFs' prospectus are municipal leases, certificates of participation in such lease obligations or installment purchase contract obligations (hereinafter collectively called "Municipal Lease Obligations") of municipal authorities or entities. Although a Municipal Lease Obligation does not constitute a general obligation of the municipality for which the municipality's taxing power is pledged, a Municipal Lease Obligation is ordinarily backed by the municipality's covenant to budget for, appropriate and make the payments due under the Municipal Lease Obligation. However, certain Municipal Lease Obligations contain "non-appropriation" clauses which provide that the municipality has no obligation to make lease or installment purchase payments in future years unless money is appropriated for such purpose on a yearly basis. In the case of a "non-appropriation" lease, a Municipal Bond ETF's ability to recover under the lease in the event of non-appropriation or default will be limited solely to the repossession of the leased property, without recourse to the general credit of the lessee, and disposition or releasing of the property might prove difficult.

Municipal Insurance. A municipal security may be covered by insurance that guarantees the bond's scheduled payment of interest and repayment of principal. This type of insurance may be obtained by either (i) the issuer at the time the bond is issued (primary market insurance), or (ii) another party after the bond has been issued (secondary market insurance).

Both primary and secondary market insurance guarantee timely and scheduled repayment of all principal and payment of all interest on a municipal security in the event of default by the issuer, and cover a municipal security to its maturity, enhancing its credit quality and value.

Municipal security insurance does not insure against market fluctuations or fluctuations in a Municipal Bond ETF's share price. In addition, a municipal security insurance policy will not cover: (i) repayment of a municipal security before maturity (redemption), (ii) prepayment or payment of an acceleration premium (except for a mandatory sinking fund redemption) or any other provision of a bond indenture that advances the maturity of the bond, or (iii) nonpayment of principal or interest caused by negligence or bankruptcy of the paying agent. A mandatory sinking fund redemption may be a provision of a municipal security issue whereby part of the municipal security issue may be retired before maturity.

Because a significant portion of the municipal securities issued and outstanding is insured by a small number of insurance companies, an event involving one or more of these insurance companies could have a significant adverse effect on the value of the securities insured by that insurance company and on the municipal markets as a whole.

Municipal Market Disruption Risk. The value of municipal securities may be affected by uncertainties in the municipal market related to legislation or litigation involving the taxation of municipal securities or the rights of municipal securities holders in the event of a bankruptcy. Proposals to restrict or eliminate the federal income tax exemption for interest on municipal securities are introduced before Congress from time to time. Proposals also may be introduced before state legislatures that would affect the state tax treatment of a municipal fund's distributions. If such proposals were enacted, the availability of municipal securities and the value of a municipal fund's holdings would be affected, and the Trustees would reevaluate a Municipal Bond ETF's investment objectives and policies. Municipal bankruptcies are relatively rare, and certain provisions of the U.S. Bankruptcy Code governing such bankruptcies are unclear and remain untested. Further, the application of state law to municipal issuers could produce varying results among the states or among municipal securities issuers within a state. These legal uncertainties could affect the municipal securities market generally, certain specific segments of the market, or the relative credit quality of particular securities. Any of these effects could have a significant impact on the prices of some or all of the municipal securities held by the Municipal Bond ETF. In addition, see discussion of Davis v. Department of Revenue, above.

CONSIDERATIONS REGARDING INVESTMENT IN CALIFORNIA MUNICIPAL SECURITIES

The Municipal Bond ETFs, and more directly, the SPDR Lehman Short Term Municipal Bond ETF, SPDR Lehman California Municipal Bond ETF and the SPDR Lehman Municipal Bond ETF, may be particularly affected by political, economic or regulatory developments affecting the ability of California tax-exempt issuers to pay interest or repay principal. Provisions of the California Constitution and State statutes that limit the taxing and spending authority of California governmental entities may impair the ability of California governmental issuers to maintain debt service on their obligations. Future California political and economic developments, constitutional amendments, legislative measures, executive orders, administrative regulations, litigation and voter initiatives could have an adverse effect on the debt obligations of California issuers. The information set forth below constitutes only a brief summary of a number of complex factors which may impact issuers of California municipal obligations. The information is derived from sources that are generally available to investors, including information promulgated by the State's Department of Finance, the State's Treasurer's Office, and the Legislative Analyst's Office. The information is intended to give recent historical description and is not intended to indicate future or continuing trends in the financial or other positions of California. Such information has not been independently verified by the Trust, and the Trust assumes no responsibility for the completeness or accuracy of such information. It should be noted that the financial strength of local California issuers and the creditworthiness of obligations issued by local California issuers is not directly related to the financial strength of the State or the creditworthiness of obligations issued by the State, and there is no obligation on the part of the State to make payment on such local obligations in the event of default.

Certain debt obligations held by a Municipal Bond ETF may be obligations of issuers that rely in whole or in substantial part on California state government revenues for the continuance of their operations and payment of their obligations. Whether and to what extent the California Legislature will continue to appropriate a portion of the State's General Fund to counties, cities and their various entities, which depend upon State government appropriations, is not entirely certain. To the extent local entities do not receive money from the state government to pay for their operations and services, their ability to pay debt service on obligations held by the Funds may be impaired.

Certain tax-exempt securities in which the Municipal Bond ETFs may invest may be obligations payable solely from the revenues of specific institutions, or may be secured by specific properties, which are subject to provisions of California law that could adversely affect the holders of such obligations. For example, the revenues of California health care institutions may be subject to state laws, and California law limits the remedies of a creditor secured by a mortgage or deed of trust on real property.

With a gross state product of over $1.7 trillion in 2006, California's economy is the largest state economy in the United States and one of the largest in the world. In addition to its size, California's economy is diverse, with no industry sector accounting for more than one-quarter of the State's output. While California's economy is broad, it does have major concentrations in high technology, aerospace and defense-related manufacturing, entertainment, real estate and financial services, and may be sensitive to economic factors affecting those industries. One example of such potential sensitivity occurred from mid-1990 to late 1993, when the State suffered a recession. Construction, manufacturing (especially aerospace), and financial services, among others, were all severely affected, particularly in Southern California. More recently, reflective of a nationwide economic slowdown starting in 2001, the high technology sector of the State's economy entered a cyclical downturn from which it only recently emerged.

A series of reports after the start of the 2001-02 Fiscal Year indicated that both the national and the State economies entered a recession starting in 2001. In California, the impact was particularly felt in the high technology sector centered in the Bay Area/Silicon Valley, in the construction sector and in exports. The tragic events of September 11, 2001 exacerbated the impact of the weakened economy, especially on tourism-related industries and locations. Since the latter half of 2003, however, California's economy has been improving. The California Legislative Analyst's Office ("CLAO") predicts continuing modest economic growth for the near future. Both the U.S. and California experienced continued economic expansion with modest inflation in 2006. The slowing of the pace of economic growth during 2006 reflected a sharp decline in real estate activity and is predicted to continue into 2007, impacted by the ongoing housing market issues. However, the CLAO expects economic growth to accelerate in 2008 as the sector stabilizes. In August 2006, non-farm payroll employment rose above 15 million for the first time. However, during the first quarter of 2007, the pace of non-farm job growth had slowed from a 2.1% year-over-year pace in the first quarter 2006 to 1.8%, attributed to slowdowns in the construction, retail and finance sectors. The State has projected a 1.3% growth rate for 2007 and 1.5% for 2008. The State's unemployment rate increased from a relatively stable 4.8% over 2006 and into 2007 to 5.1% in April 2007, the largest one month increase since 2001. According to the State, personal income grew by an estimated 6.1% in 2006 but slower growth is expected over the next three years, at 5.3% in 2007, 5.5% in 2008 and 5.8% in 2009. Total revenues for the State of California in 2006-07 are expected to be $95.7 billion.

California has experienced difficulties with the supply and price of electricity and natural gas in much of the State since mid-2000, which is likely to continue as energy prices continue to rise. California's difficulties with energy supplies could pose serious risks to the State's economy. The State instituted rolling electricity blackouts in 2001 and remains braced for anticipated energy shortages as well as increased energy costs. Former Governor Gray Davis directed the Department of Water Resources ("DWR") to enter into contracts and arrangements for the purchase and sale of electric power as necessary to assist in mitigating the effects of the emergency (the "Power Supply Program"). The Power Supply Program was also implemented under legislation enacted in 2001 (the "Power Supply Act") and by orders of the California Public Utilities Commission ("CPUC"). The Power Supply Act provided that the State funds advanced for energy purchases would be repaid by the issuance of revenue bonds, to be financed through ratepayer revenue in future years.

Under the Power Supply Act, the DWR has the sole authority to determine and present to the CPUC its revenue requirements, although they must be just and reasonable. The CPUC is required to set electric rates at a level sufficient to meet the DWR's revenue requirements, which include the cost of debt service and the cost of the State's power purchaser program. Effective January 1, 2003, the DWR no longer purchases power, except power provided under the terms of its existing contracts. However, the DWR retains the legal and financial responsibility for the existing contracts until such time as there is complete assignment of the contracts and release of DWR. The severity and long-term impact of energy supply problems on the State's economy is difficult to predict, but any future significant interruptions in energy supply or rate increases could adversely affect California's economy. Governor Arnold Schwarzenegger has pushed to allow large-scale power users to obtain competitive rates through direct access to power producers.

In March 2004, voters approved Proposition 57, the California Economic Recovery Bond Act, authorizing the issuance of up to $15 billion in Economic Recovery Bonds ("ERBs") to finance the State's negative General Fund balance. Under the Act, the State will not be permitted to use more than $15 billion of net proceeds of any bonds issued to address the inherited debt. The ERBs replace the previously authorized "Fiscal Recovery Bonds."

The repayment of the ERBs is secured by a pledge of revenues from an increase in the State's share of the sales and use tax of 0.25% starting July 1, 2004, which are deposited in the Fiscal Recovery Fund. Local governments' shares of the sales and use tax are expected to decrease by a commensurate amount. These new sales and use tax rates will automatically revert to previous levels as soon as the ERBs are repaid. The repayment of the ERBs may be accelerated with transfers from the State's Budget Stabilization Fund, as specified in the Balanced Budget Amendment. In the event the dedicated revenue falls short, the State also would pledge its full faith and credit by using General Fund revenues to repay the debt service. As of March 1, 2007, California had outstanding approximately $50 billion in long-term general obligation bonds, of which approximately $39 billion were payable primarily from the State's General Fund, and approximately $10.9 were payable from other revenue sources (including approximately $9 billion of ERBs). In addition, the State had approximately $7.7 billion General Fund supported lease purchase obligations outstanding as of March 1, 2007. Governor Schwarzenegger's 2007-08 budget proposes $1.6 billion in prepayments of the outstanding ERBs. This would bring the total set aside to repay these ERBs to $7.4 billion in the four years since the bonds were issued. As a result, the Department of Finance projects that these ERBs will be fully retired in August of 2009, which is 14 years ahead of schedule.

Also in March 2004, voters approved Proposition 58, which amended the California State Constitution to require balanced budgets in the future, yet this has not prevented the State from enacting budgets that rely on borrowing. Proposition 58 requires the State to contribute to a special reserve of 1% of revenues in 2006-07, 2% in 2007-08, and 3% in subsequent years. This special reserve will be used to repay the ERBs and provide a "rainy-day" fund for future economic downturns or natural disasters. The amendment allows the Governor to declare a fiscal emergency whenever he or she determines that General Fund revenues will decline below budgeted expenditures, or expenditures will increase substantially above available resources. Finally, it requires the State legislature to take action on legislation proposed by the Governor to address fiscal emergencies.

In November 2004, voters approved Proposition 60A, which dedicates proceeds from the sale of surplus property purchased with General Fund monies to payment of principal and interest on ERBs approved in March 2004 by Proposition 57. This will likely accelerate repayment, by a few months, of these bonds.

In response to the Governor's proposal for a $220 billion infrastructure investment plan, which would have used $68 billion in new general obligation bonds, the Legislature approved four bond measures, totaling approximately $37.3 billion, which were all approved by the voters at the November 2006 general election. Proposition 84, authorizing approximately $5.4 billion of bonds for water quality, flood control, parks and similar facilities, was also approved by the voters.

As of May 24, 2007, California's general obligation bonds were assigned ratings of A1, A+, and A+ by Moody's, S&P and Fitch, respectively. Moody's upgraded California's rating in May 2006, citing the State's strong economy and increased tax revenues. Moody's also increased its ratings outlook from stable to positive. S&P increased its rating in May 2006 as well. S&P cited strong economic growth and a surge in revenue as the reasons behind its ratings increase. Fitch upgraded California's rating in June 2006 citing continuing economic recovery, strong revenue performance and continued progress in reducing fiscal imbalances as the reasons behind its rating increase. The agencies continue to monitor the state's budget deliberations closely to determine whether or not to alter the current ratings. It should be recognized that these ratings are not an absolute standard of quality, but rather general indicators. Such ratings reflect only the view of the originating rating agencies, from which an explanation of the significance of such ratings may be obtained. There is no assurance that a particular rating will continue for any given period of time or that any such rating will not be revised downward or withdrawn entirely if, in the judgment of the agency establishing the rating, circumstances so warrant. A downward revision or withdrawal of such ratings, or either of them, may have an effect on the market price of the State municipal obligations in which a Fund invests.

Revenue bonds represent both obligations payable from State revenue-producing enterprises and projects, which are not payable from the General Fund, and conduit obligations payable only from revenues paid by private users of facilities financed by such revenue bonds. Such enterprises and projects include transportation projects, various public works and exposition projects, educational facilities (including the California State University and University of California systems), housing, health facilities, and pollution control facilities.

The State is party to numerous legal proceedings, many of which normally occur in governmental operations and which, if decided against the State, might require the State to make significant future expenditures or impair future revenue sources.

Constitutional and statutory amendments as well as budget developments may affect the ability of California issuers to pay interest and principal on their obligations. The overall effect may depend upon whether a particular California tax-exempt security is a general or limited obligation bond and on the type of security provided for the bond. It is possible that measures affecting the taxing or spending authority of California or its political subdivisions may be approved or enacted in the future.

CONSIDERATIONS REGARDING INVESTMENT IN NEW YORK MUNICIPAL SECURITIES

The Municipal Bond ETFs, and more directly, the SPDR Lehman Short Term Municipal Bond ETF, SPDR Lehman New York Municipal Bond ETF and the SPDR Lehman Municipal Bond ETF, may be particularly affected by political, economic or regulatory developments affecting the ability of New York tax-exempt issuers to pay interest or repay principal. Investors should be aware that certain issuers of New York tax-exempt securities have at times experienced serious financial difficulties. A reoccurrence of these difficulties may impair the ability of certain New York issuers to maintain debt service on their obligations. The following information provides only a brief summary of the complex factors affecting the financial situation in New York and is derived from sources that are generally available to investors. The information is intended to give a recent historical description and is not intended to indicate future or continuing trends in the financial or other positions of New York. Such information has not been independently verified by the Trust and the Trust assumes no responsibility for the completeness or accuracy of such information. It should be noted that the creditworthiness of obligations issued by local New York issuers may be unrelated to the creditworthiness of obligations issued by New York city and state agencies, and that there is no obligation on the part of New York State to make payment on such local obligations in the event of default.

The events of September 11, 2001 had a significant impact upon the New York State economy and more directly on that of New York City. Prior to September 11, the nation's and the State's economies had been weakening and the loss of over seventy thousand jobs in New York City as a direct result of September 11 produced material budgetary pressures including increased budget gaps for New York City and reductions to the State surpluses.

New York State has historically been one of the wealthiest states in the nation, maintaining the third largest economy in the United States behind California and Texas. For decades, however, the State's economy grew more slowly than that of the nation as a whole, gradually eroding the State's relative economic affluence, as urban centers lost the more affluent to the suburbs and people and businesses migrated to the South and the West. In addition, the events of September 11 and the corporate governance scandals resulted in a much sharper downturn than the rest of the nation. However, the New York State economy has emerged from recession and, in September 2006, the State's economic expansion entered its fourth year, with employment, personal income, and wages all experiencing growth. The momentum of the State's expansion appears to have peaked, however, and forecasts for the near future predict more moderate rates of economic growth. New York State employment growth is expected to drop slightly to 0.7 % in 2007 and 2008 from estimated growth of 0.8% in 2006. Personal income is expected to grow 5.6% in 2007 compared to 6.8% in 2006.

Relative to other states, New York State has for many years imposed a very high state and local tax burden on residents. The burden of state and local taxation in combination with the many other causes of regional economic dislocation, has contributed to the decisions of some businesses and individuals to relocate outside of, or not locate within New York. The economic and financial condition of the State also may be affected by various financial, social, economic and political factors. For example, the securities industry is more central to New York's economy than to the national economy, therefore any significant decline in stock market performance could adversely affect the State's income and employment levels. Furthermore, such social, economic and political factors can be very complex, may vary from year to year and can be the result of actions taken not only by the State and its agencies and instrumentalities, but also by entities, such as the Federal government, that are not under the control of the State.

The fiscal stability of New York State is related to the fiscal stability of the State's municipalities, its agencies and authorities (which generally finance, construct and operate revenue-producing public benefit facilities). This is due in part to the fact that agencies, authorities and local governments in financial trouble often seek State financial assistance. The experience has been that if New York City or any of its agencies or authorities suffers serious financial difficulty, then the ability of the State, New York City, the State's political subdivisions, agencies and authorities to obtain financing in the public credit markets, and the market price of outstanding New York tax-exempt securities, is adversely affected.

On February 12, 2004, the Office of the State Deputy Comptroller issued a report that concluded that New York City had overcome its most serious fiscal challenge since the 1970s. New York City ended FY 2004 with a substantial budget surplus that continued into 2005 and ended FY 2005 with a surplus of $3.5 billion. The City ended FY 2006 with a record surplus of $3.8 billion and has realized unanticipated resources of $8.9 billion for FY 2007 and FY 2008. Continued strength in the real estate market and Wall Street profits have combined to produce a projected surplus of $4.4 billion for FY 2007, in addition to more than $1.2 billion set aside to retire debt, resulting in a net benefit of $5.6 billion during FY 2007. These unanticipated revenues closed the projected budget gap for FY 2007 and reduced the gap for FY 2009 by 66 percent. However, the Mayor's Financial Plan currently anticipates an economic slowdown beginning later in 2007, with a projected decline in Wall Street profits of 60 percent over the next two years.

Governor Elliot Spitzer's 2007-08 Budget of $120.6 billion represents an increase of $7.9 billion, or 6.3%, over the 2006-07 fiscal year. The Governor's 2007-08 budget continues to generate sizable out-year gaps. After closing a structural gap in 2007-08 of $1.6 billion with the use of 2005-06 surplus dollars and various spending and revenue actions, the State will continue to face persistent structural imbalance through 2010-11, totaling $13 billion. The Governor's budget relies on non-recurring resources totaling $1.9 billion. The Office of the State Comptroller holds that the utilization of non-recurring resources for ongoing expenses without commensurate spending reductions will continue to cause considerable pressure on the State's financial plan and is a contributing factor in the State's recurring structural deficit. According to the State Comptroller, the Governor's 2007-08 Budget continues to rely on funding State priorities with debt. New York currently has the fifth highest per capita debt ratio and debt as a percentage of personal income in the country. It is projected that outstanding State-funded debt will increase to $64.7 billion by the end of 2011-12, representing a 27% increase from 2006- 07.

State actions affecting the level of receipts and disbursements, the relative strength of the State and regional economies and actions of the federal government may create budget gaps for the State. Although the Governor's Budget for FY 2007-2008 is ostensibly balanced, it still contains several financial risks. These risks include the possibility of additional spending needs, revenues that may not materialize and proposals to reduce spending or raise revenues that have been previously rejected by the Legislature. The Office of the State Comptroller reports that the State is facing a three-year General Fund budget gap of $14.5 billion: $3.1 billion in 2008-09, $4.8 billion in 2009-10 and $6.6 billion in 2010-11. These gaps may result from significant disparities between recurring revenues and the costs of maintaining or increasing the level of spending for State programs. To address a potential imbalance in any given fiscal year, the State would be required to take actions to increase receipts and/or reduce disbursements as it enacts the budget for that year. Under the State Constitution, the Governor is required to propose a balanced budget each year. There can be no assurance, however, that the Legislature will enact the proposals or that the State's actions will be sufficient to preserve budgetary balance in a given fiscal year or to align recurring receipts and disbursements in future fiscal years. The fiscal stability of the State is related to the fiscal stability of its public authorities.

Authorities have various responsibilities, including those that finance, construct and/or operate revenue-producing public facilities. Authorities are not subject to the constitutional restrictions on the incurrence of debt that apply to the State itself, and may issue bonds and notes within the amounts and restrictions set forth in their legislative authorization. Authorities are generally supported by revenues generated by the projects financed or operated, such as tolls charged for use of highways, bridges or tunnels, charges for electric power, electric and gas utility services, rentals charged for housing units and charges for occupancy at medical care facilities. In addition, State legislation authorizes several financing techniques for authorities. Also, there are statutory arrangements providing for State local assistance payments otherwise payable to localities, to be made under certain circumstances directly to the authorities. Although the State has no obligation to provide additional assistance to localities whose local assistance payments have been paid to authorities under these arrangements, if local assistance payments are diverted the affected localities could seek additional State assistance. Some authorities also receive monies from State appropriations to pay for the operating costs of certain of their programs.

As of November 16, 2006, Moody's, S&P and Fitch had given New York State's general obligation bonds ratings of Aa3, AA, AA-, respectively. In May 2007, Fitch raised its rating outlook from stable to positive for the State, citing steady economic growth and revenue performance. Such ratings reflect only the view of the originating rating agencies, from which an explanation of the significance of such ratings may be obtained. There is no assurance that a particular rating will continue for any given period of time or that any such rating will not be revised downward or withdrawn entirely if, in the judgment of the agency originally establishing the rating, circumstances so warrant. A downward revision or withdrawal of such ratings, or either of them, may have an effect on the market price of the State municipal obligations in which a Fund invests.

Over the long term, New York State and New York City may face potential economic problems. The economic outlook for New York City continues to be generally favorable but decreases, especially in consumer spending, could pose a threat to those forecasts. New York City accounts for a large portion of the State's population and personal income, and New York City's financial health affects the State in numerous ways. New York City continues to require significant financial assistance from the State and depends on State aid to both enable it to balance its budget and to meet its cash requirements. The State could also be affected by the ability of the City to market its securities successfully in the public credit markets as well as by shifts upward or downward in the State's real estate market.

INFLATION-PROTECTED OBLIGATIONS

The TIPS ETF invests almost exclusively in inflation-protected public obligations of the U.S. Treasury, commonly known as "TIPS." TIPS are a type of U.S. government obligation issued by the U.S. Treasury that are designed to provide inflation protection to investors. TIPS are income-generating instruments whose interest and principal payments are adjusted for inflation - a sustained increase in prices that erodes the purchasing power of money. The inflation adjustment, which is typically applied monthly to the principal of the bond, follows a designated inflation index, such as the Consumer Price Index. A fixed coupon rate is applied to the inflation-adjusted principal so that as inflation rises or falls, both the principal value and the interest payments will increase or decrease. This can provide investors with a hedge against inflation, as it helps preserve the purchasing power of an investment. Because of this inflation adjustment feature, inflation-protected bonds typically have lower yields than conventional fixed-rate bonds.

MORTGAGE PASS-THROUGH SECURITIES

The Aggregate Bond ETF may invest a substantial portion of its assets in U.S. agency mortgage pass-through securities. The term "U.S. agency mortgage pass-through security" refers to a category of pass-through securities backed by pools of mortgages and issued by one of several U.S. government-sponsored enterprises: the Government National Mortgage Association ("GNMA"), Federal National Mortgage Association ("FNMA") or Federal Home Loan Mortgage Corporation ("FHLMC"). In the basic mortgage pass-through structure, mortgages with similar issuer, term and coupon characteristics are collected and aggregated into a "pool" consisting of multiple mortgage loans. The pool is assigned a CUSIP number and undivided interests in the pool are traded and sold as pass-through securities. The holder of the security is entitled to a pro rata share of principal and interest payments (including unscheduled prepayments) from the pool of mortgage loans.

An investment in a specific pool of pass-through securities requires an analysis of the specific prepayment risk of mortgages within the covered pool (since mortgagors typically have the option to prepay their loans). The level of prepayments on a pool of mortgage securities is difficult to predict and can impact the subsequent cash flows and value of the mortgage pool. In addition, when trading specific mortgage pools, precise execution, delivery and settlement arrangements must be negotiated for each transaction. These factors combine to make trading in mortgage pools somewhat cumbersome.

For the foregoing and other reasons, the Aggregate Bond ETF seeks to obtain exposure to U.S. agency mortgage pass-through securities primarily through the use of "to-be-announced" or "TBA transactions." "TBA" refers to a commonly used mechanism for the forward settlement of U.S. agency mortgage pass-through securities, and not to a separate type of mortgage-backed security. Most transactions in mortgage pass-through securities occur through the use of TBA transactions. TBA transactions generally are conducted in accordance with widely-accepted guidelines which establish commonly observed terms and conditions for execution, settlement and delivery. In a TBA transaction, the buyer and seller decide on general trade parameters, such as agency, settlement date, par amount, and price. The actual pools delivered generally are determined two days prior to settlement date. The Fund intends to use TBA transactions in several ways. For example, the Fund expects that it will regularly enter into TBA agreements and "roll over" such agreements prior to the settlement date stipulated in such agreements. This type of TBA transaction is sometimes known as a "TBA roll." In a "TBA roll" the Fund generally will sell the obligation to purchase the pools stipulated in the TBA agreement prior to the stipulated settlement date and will enter into a new TBA agreement for future delivery of pools of mortgage pass-through securities. In addition, the Fund may enter into TBA agreements and settle such transactions on the stipulated settlement date by accepting actual receipt or delivery of the pools of mortgage pass-through securities stipulated in the TBA agreement.

Default by or bankruptcy of a counterparty to a TBA transaction would expose the Fund to possible loss because of adverse market action, expenses or delays in connection with the purchase or sale of the pools of mortgage pass-through securities specified in the TBA transaction. To minimize this risk, the Fund will enter into TBA transactions only with established counterparties (such as major broker-dealers) and the Adviser will monitor the creditworthiness of such counterparties. In addition, the Fund may accept assignments of TBA transactions from Authorized Participants (as defined below) from time to time. The Fund's use of "TBA rolls" may cause the Fund to experience higher portfolio turnover, higher transaction costs and to pay higher capital gain distributions to shareholders (which may be taxable) than the other Funds described herein.

The Aggregate Bond ETF intends to invest cash pending settlement of any TBA transactions in money market instruments, repurchase agreements, commercial paper (including asset-backed commercial paper) or other high-quality, liquid short-term instruments, which may include money market funds affiliated with the Adviser.

ASSET-BACKED AND COMMERCIAL MORTGAGE-BACKED SECURITIES

The Aggregate Bond ETF may invest in asset-backed and commercial mortgaged-backed securities. Asset-backed securities are securities backed by installment contracts, credit-card receivables or other assets. Commercial mortgage-backed securities are securities backed by commercial real estate properties. Both asset-backed and commercial mortgage-backed securities represent interests in "pools" of assets in which payments of both interest and principal on the securities are made on a regular basis. The payments are, in effect, "passed through" to the holder of the securities (net of any fees paid to the issuer or guarantor of the securities). The average life of asset-backed and commercial mortgage-backed securities varies with the maturities of the underlying instruments and, as a result of prepayments, can often be less than the original maturity of the assets underlying the securities. For this and other reasons, an asset-backed and commercial mortgage-backed security's stated maturity may be shortened, and the security's total return may be difficult to predict precisely.

FOREIGN CURRENCY TRANSACTIONS

The International Treasury Bond ETF may conduct foreign currency transactions on a spot (i.e., cash) or forward basis (i.e., by entering into forward contracts to purchase or sell foreign currencies). Although foreign exchange dealers generally do not charge a fee for such conversions, they do realize a profit based on the difference between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency at one rate, while offering a lesser rate of exchange should the counterparty desire to resell that currency to the dealer. Forward contracts are customized transactions that require a specific amount of a currency to be delivered at a specific exchange rate on a specific date or range of dates in the future. Forward contracts are generally traded in an interbank market directly between currency traders (usually large commercial banks) and their customers. The parties to a forward contract may agree to offset or terminate the contract before its maturity, or may hold the contract to maturity and complete the contemplated currency exchange.

LENDING PORTFOLIO SECURITIES

Each Fund may lend portfolio securities to certain creditworthy borrowers. The borrowers provide collateral that is maintained in an amount at least equal to the current market value of the securities loaned. A Fund may terminate a loan at any time and obtain the return of the securities loaned. Each Fund receives the value of any interest or cash or non-cash distributions paid on the loaned securities.

With respect to loans that are collateralized by cash, the borrower will be entitled to receive a fee based on the amount of cash collateral. The Fund is compensated by the difference between the amount earned on the reinvestment of cash collateral and the fee paid to the borrower. In the case of collateral other than cash, the Fund is compensated by a fee paid by the borrower equal to a percentage of the market value of the loaned securities. Any cash collateral may be reinvested in certain short-term instruments either directly on behalf of each lending Fund or through one or more joint accounts or money market funds, which may include those managed by the Adviser.

A Fund may pay a portion of the interest or fees earned from securities lending to a borrower as described above, and to one or more securities lending agents approved by the Board of Trustees who administer the lending program for one or more Funds in accordance with guidelines approved by the Fund's Board of Trustees. In such capacity, the lending agent causes the delivery of loaned securities from a Fund to borrowers, arranges for the return of loaned securities to the Fund at the termination of a loan, requests deposit of collateral, monitors the daily value of the loaned securities and collateral, requests that borrowers add to the collateral when required by the loan agreements, and provides recordkeeping and accounting services necessary for the operation of the program. State Street Bank and Trust Company ("State Street"), an affiliate of the Trust, has received an order of exemption from the Securities and Exchange Commission ("SEC") under Sections 17(a) and 12(d)(1) under the 1940 Act to serve as the lending agent for affiliated investment companies such as the Trust and to invest the cash collateral received from loan transactions to be invested in an affiliated cash collateral fund.

Securities lending involves exposure to certain risks, including operational risk (i.e., the risk of losses resulting from problems in the settlement and accounting process), "gap" risk (i.e., the risk of a mismatch between the return on cash collateral reinvestments and the fees the Fund has agreed to pay a borrower), and credit, legal, counterparty and market risk. In the event a borrower does not return a Fund's securities as agreed, the Fund may experience losses if the proceeds received from liquidating the collateral do not at least equal the value of the loaned security at the time the collateral is liquidated plus the transaction costs incurred in purchasing replacement securities.

REPURCHASE AGREEMENTS

Each Fund may invest in repurchase agreements with commercial banks, brokers or dealers to generate income from its excess cash balances and to invest securities lending cash collateral. A repurchase agreement is an agreement under which a Fund acquires a financial instrument (e.g., a security issued by the U.S. government or an agency thereof, a banker's acceptance or a certificate of deposit) from a seller, subject to resale to the seller at an agreed upon price and date (normally, the next business day). A repurchase agreement may be considered a loan collateralized by securities. The resale price reflects an agreed upon interest rate effective for the period the instrument is held by a Fund and is unrelated to the interest rate on the underlying instrument.

In these repurchase agreement transactions, the securities acquired by a Fund (including accrued interest earned thereon) must have a total value in excess of the value of the repurchase agreement and are held by the Custodian until repurchased. No more than an aggregate of 15% of each Fund's net assets will be invested in illiquid securities, including repurchase agreements having maturities longer than seven days and securities subject to legal or contractual restrictions on resale, or for which there are no readily available market quotations.

The use of repurchase agreements involves certain risks. For example, if the other party to the agreement defaults on its obligation to repurchase the underlying security at a time when the value of the security has declined, a Fund may incur a loss upon disposition of the security. If the other party to the agreement becomes insolvent and subject to liquidation or reorganization under the U.S. Bankruptcy Code or other laws, a court may determine that the underlying security is collateral for a loan by a Fund not within the control of the Fund and, therefore, the Fund may not be able to substantiate its interest in the underlying security and may be deemed an unsecured creditor of the other party to the agreement.

REVERSE REPURCHASE AGREEMENTS

Each Fund may enter into reverse repurchase agreements, which involve the sale of securities with an agreement to repurchase the securities at an agreed-upon price, date and interest payment and have the characteristics of borrowing. The securities purchased with the funds obtained from the agreement and securities collateralizing the agreement will have maturity dates no later than the repayment date. Generally the effect of such transactions is that the Fund can recover all or most of the cash invested in the portfolio securities involved during the term of the reverse repurchase agreement, while in many cases the Fund is able to keep some of the interest income associated with those securities. Such transactions are only advantageous if the Fund has an opportunity to earn a greater rate of interest on the cash derived from these transactions than the interest cost of obtaining the same amount of cash. Opportunities to realize earnings from the use of the proceeds equal to or greater than the interest required to be paid may not always be available and each Fund intends to use the reverse repurchase technique only when the Adviser believes it will be advantageous to a Fund. The use of reverse repurchase agreements may exaggerate any interim increase or decrease in the value of each Fund's assets. A Fund's exposure to reverse repurchase agreements will be covered by securities having a value equal to or greater than such commitments. Under the 1940 Act, reverse repurchase agreements are considered borrowings.

OTHER SHORT-TERM INSTRUMENTS

In addition to repurchase agreements, each Fund may invest in short-term instruments, including money market instruments, on an ongoing basis to provide liquidity or for other reasons. Money market instruments are generally short-term investments that may include but are not limited to: (i) shares of money market funds (including those advised by the Adviser); (ii) obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities (including government-sponsored enterprises); (iii) negotiable certificates of deposit ("CDs"), bankers' acceptances, fixed time deposits and other obligations of U.S. and foreign banks (including foreign branches) and similar institutions;
(iv) commercial paper rated at the date of purchase "Prime-1" by Moody's or "A-1" by S&P, or if unrated, of comparable quality as determined by the Adviser;
(v) non-convertible corporate debt securities (e.g., bonds and debentures) with remaining maturities at the date of purchase of not more than 397 days and that satisfy the rating requirements set forth in Rule 2a-7 under the 1940 Act; and
(vi) short-term U.S. dollar-denominated obligations of foreign banks (including U.S. branches) that, in the opinion of the Adviser, are of comparable quality to obligations of U.S. banks which may be purchased by a

Fund. Any of these instruments may be purchased on a current or a forward-settled basis. Money market instruments also include shares of money market funds. Time deposits are non-negotiable deposits maintained in banking institutions for specified periods of time at stated interest rates. Bankers' acceptances are time drafts drawn on commercial banks by borrowers, usually in connection with international transactions.

INVESTMENT COMPANIES

Each Fund may invest in the securities of other investment companies, including money market funds, subject to applicable limitations under Section 12(d)(1) of the 1940 Act. Pursuant to Section 12(d)(1), a Fund may invest in the securities of another investment company (the "acquired company") provided that the Fund, immediately after such purchase or acquisition, does not own in the aggregate:
(i) more than 3% of the total outstanding voting stock of the acquired company;
(ii) securities issued by the acquired company having an aggregate value in excess of 5% of the value of the total assets of the Fund; or (iii) securities issued by the acquired company and all other investment companies (other than Treasury stock of the Fund) having an aggregate value in excess of 10% of the value of the total assets of the Fund. To the extent allowed by law or regulation, each Fund may invest its assets in securities of investment companies that are money market funds, including those advised by the Adviser or otherwise affiliated with the Adviser, in excess of the limits discussed above.

If a Fund invests in, and, thus, is a shareholder of, another investment company, the Fund's shareholders will indirectly bear the Fund's proportionate share of the fees and expenses paid by such other investment company, including advisory fees, in addition to both the management fees payable directly by the Fund to the Fund's own investment adviser and the other expenses that the Fund bears directly in connection with the Fund's own operations.

U.S. REGISTERED SECURITIES OF FOREIGN ISSUERS

The SPDR DJ Global Titans ETF may purchase publicly traded common stocks of foreign corporations and SPDR Lehman Aggregate Bond ETF and SPDR Lehman High Yield Bond ETF may invest in U.S. registered, dollar-denominated bonds of foreign corporations, governments, agencies and supra-national entities.

Investing in U.S. registered, dollar-denominated, common stocks and bonds issued by non-U.S. issuers involves some risks and considerations not typically associated with investing in U.S. companies. These include differences in accounting, auditing and financial reporting standards, the possibility of expropriation or confiscatory taxation, adverse changes in investment or exchange control regulations, political instability which could affect U.S. investments in foreign countries, and potential restrictions of the flow of international capital. Foreign companies may be subject to less governmental regulation than U.S. issuers. Moreover, individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payment positions.

The SPDR(R) DJ Global Titans ETF's investment in common stock of foreign corporations may also be in the form of American Depository Receipts ("ADRs"), Global Depository Receipts ("GDRs") and European Depositary Receipts ("EDRs") (collectively "Depositary Receipts"). Depositary Receipts are receipts, typically issued by a bank or trust company, which evidence ownership of underlying securities issued by a foreign corporation. For ADRs, the depository is typically a U.S. financial institution and the underlying securities are issued by a foreign issuer. For other Depositary Receipts, the depository may be a foreign or a U.S. entity, and the underlying securities may have a foreign or a U.S. issuer. Depositary Receipts will not necessarily be denominated in the same currency as their underlying securities. Generally, ADRs, in registered form, are designed for use in the U.S. securities market, and EDRs, in bearer form, are designated for use in European securities markets. GDRs are tradable both in the United States and in Europe and are designed for use throughout the world. The Fund may invest in unsponsored Depositary Receipts. The issuers of unsponsored Depositary Receipts are not obligated to disclose material information in the Untied States, and, therefore, there may be less information available regarding such issuers and there may not be a correlation between such information and the market value of the Depositary Receipts.

FUTURES CONTRACTS, OPTIONS AND SWAP AGREEMENTS

Each Fund may utilize exchange-traded futures and options contracts and swap agreements. Each Fund will segregate cash and/or appropriate liquid assets if required to do so by SEC or CFTC regulation or interpretation.

FUTURES CONTRACTS AND OPTIONS

Futures contracts generally provide for the future sale by one party and purchase by another party of a specified commodity or security at a specified future time and at a specified price. Index futures contracts are settled daily with a payment by one party to the other of a cash amount based on the difference between the level of the index specified in the contract from one day to the next. Futures contracts are standardized as to maturity date and underlying instrument and are traded on futures exchanges.

The Funds are required to make a good faith margin deposit in cash or U.S. government securities with a broker or custodian to initiate and maintain open positions in futures contracts. A margin deposit is intended to assure completion of the contract (delivery or acceptance of the underlying commodity or payment of the cash settlement amount) if it is not terminated prior to the specified delivery date. Brokers may establish deposit requirements which are higher than the exchange minimums. Futures contracts are customarily purchased and sold on margin deposits which may range upward from less than 5% of the value of the contract being traded.

After a futures contract position is opened, the value of the contract is marked to market daily. If the futures contract price changes to the extent that the margin on deposit does not satisfy margin requirements, payment of additional "variation" margin will be required. Conversely, change in the contract value may reduce the required margin, resulting in a repayment of excess margin to the contract holder. Variation margin payments are made to and from the futures broker for as long as the contract remains open. In such case, a Fund would expect to earn interest income on its margin deposits. Closing out an open futures position is done by taking an opposite position ("buying" a contract which has previously been "sold," or "selling" a contract previously "purchased") in an identical contract to terminate the position. Brokerage commissions are incurred when a futures contract position is opened or closed.

Each Fund may purchase and sell put and call options. Such options may relate to particular securities and may or may not be listed on a national securities exchange and issued by the Options Clearing Corporation. Options trading is a highly specialized activity that entails greater than ordinary investment risk. Options on particular securities may be more volatile than the underlying securities, and therefore, on a percentage basis, an investment in options may be subject to greater fluctuation than an investment in the underlying securities themselves.

Each Fund intends to use futures and options in accordance with Rule 4.5 of the Commodity Exchange Act ("CEA"). Each Fund may use exchange-traded futures and options, together with positions in cash and money market instruments, to simulate full investment in the underlying Index. Exchange-traded futures and options contracts are not currently available for all of the Indexes. Under such circumstances, the Adviser may seek to utilize other instruments that it believes to be correlated to the underlying Index components or a subset of the components. The Trust, on behalf of each Fund, has filed a notice of eligibility for exclusion from the definition of the term "commodity pool operator" in accordance with Rule 4.5 so that each Fund is not subject to registration or regulation as a commodity pool operator under the CEA.

RESTRICTIONS ON THE USE OF FUTURES AND OPTIONS

In connection with its management of the Funds, the Adviser has claimed an exclusion from registration as a commodity trading advisor under the Commodity Exchange Act ("CEA") and, therefore, is not subject to the registration and regulatory requirements of the CEA. The Funds reserve the right to engage in transactions involving futures and options thereon to the extent allowed by the Commodity Futures Trading Commission ("CFTC") regulations in effect from time to time and in accordance with each Fund's policies. Each Fund would take steps to prevent its futures positions from "leveraging" its securities holdings. When it has a long futures position, it will maintain with its custodian bank, cash or equivalents. When it has a short futures position, it will maintain with its custodian bank assets substantially identical to those underlying the contract or cash and equivalents (or a combination of the foregoing) having a value equal to the net obligation of the Fund under the contract (less the value of any margin deposits in connection with the position).

REAL ESTATE INVESTMENT TRUSTS ("REITs")

SPDR DJ Wilshire Total Market ETF, SPDR DJ Wilshire Large Cap ETF, SPDR DJ Wilshire Large Cap Growth ETF, SPDR DJ Wilshire Large Cap Value ETF, SPDR DJ Wilshire Mid Cap ETF, SPDR DJ Wilshire Mid Cap Growth ETF, SPDR DJ Wilshire Mid Cap Value ETF, SPDR DJ Wilshire Small Cap ETF, SPDR DJ Wilshire Small Cap Growth ETF, SPDR DJ Wilshire Small Cap Value ETF and DJ Wilshire REIT ETF will invest in REITs only to the extent that their underlying Indexes invest in REITs. REITs pool investor's funds for investment primarily in income producing real estate or real estate loans or interests. A REIT is not taxed on income distributed to shareholders if it complies with several requirements relating to its organization, ownership, assets, and income and a requirement that it distribute to its shareholders at least 90% of its taxable income (other than net capital gains) for each taxable year. REITs can generally be classified as Equity REITs, Mortgage REITs and Hybrid REITs. Equity REITs, which invest the majority of their assets directly in real property, derive their income primarily from rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs, which invest the majority of their assets in real estate mortgages, derive their income primarily from interest payments. Hybrid REITs combine the characteristics of both Equity REITs and Mortgage REITs. The Fund will not invest in real estate directly, but only in securities issued by real estate companies. However, the Fund may be subject to risks similar to those associated with the direct ownership of real estate (in addition to securities markets risks) because of its policy of concentration in the securities of companies in the real estate industry. These include declines in the value of real estate, risks related to general and local economic conditions, dependency on management skill, heavy cash flow dependency, possible lack of availability of mortgage funds, overbuilding, extended vacancies of properties, increased competition, increases in property taxes and operating expenses, changes in zoning laws, losses due to costs resulting from the clean-up of environmental problems, liability to third parties for damages resulting from environmental problems, casualty or condemnation losses, limitations on rents, changes in neighborhood values, the appeal of properties to tenants and changes in interest rates. Investments in REITs may subject Fund shareholders to duplicate management and administrative fees.

In addition to these risks, Equity REITs may be affected by changes in the value of the underlying property owned by the trusts, while Mortgage REITs may be affected by the quality of any credit extended. Further, Equity and Mortgage REITs are dependent upon management skills and generally may not be diversified. Equity and Mortgage REITs are also subject to heavy cash flow dependency, defaults by borrowers and self-liquidation. In addition, Equity and Mortgage REITs could possibly fail to qualify for the beneficial tax treatment available to REITs under the Internal Revenue Code of 1986, as amended (the "Internal Revenue "Code"), or to maintain their exemptions from registration under the 1940 Act. The above factors may also adversely affect a borrower's or a lessee's ability to meet its obligations to the REIT. In the event of a default by a borrower or lessee, the REIT may experience delays in enforcing its rights as a mortgagee or lessor and may incur substantial costs associated with protecting investments.

SWAP AGREEMENTS

Each Fund may enter into swap agreements, including interest rate, index, and total return swap agreements. Swap agreements are contracts between parties in which one party agrees to make periodic payments to the other party based on the change in market value or level of a specified rate, index or asset. In return, the other party agrees to make payments to the first party based on the return of a different specified rate, index or asset. Swap agreements will usually be done on a net basis, i.e., where the two parties make net payments with the Fund receiving or paying, as the case may be, only the net amount of the two payments. The net amount of the excess, if any, of a Fund's obligations over its entitlements with respect to each swap is accrued on a daily basis and an amount of cash or equivalents having an aggregate value at least equal to the accrued excess is maintained by the Fund.

In the case of a credit default swap ("CDS"), the contract gives one party (the buyer) the right to recoup the economic value of a decline in the value of debt securities of the reference issuer if the credit event (a downgrade or default) occurs. This value is obtained by delivering a debt security of the reference issuer to the party in return for a previously agreed payment from the other party (frequently, the par value of the debt security). As the seller of a CDS contract, the Fund would be required to pay the par (or other agreed upon) value of a referenced debt obligation to the counterparty in the event of a default or other credit event by the reference issuer, such as a U.S. or foreign corporate issuer, with respect to debt obligations. In return, a Fund would receive from the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, a Fund would keep the stream of payments and would have no payment obligations. As the seller, a Fund would be subject to investment exposure on the notional amount of the swap.

CDSs may require initial premium (discount) payments as well as periodic payments (receipts) related to the interest leg of the swap or to the default of a reference obligation. The Fund will segregate assets necessary to meet any accrued payment obligations when it is the buyer of CDS. In cases where the Fund is a seller of a CDS, if the CDS is physically settled, the Fund will be required to segregate the full notional amount of the CDS.

RATINGS

An investment-grade rating means the security or issuer is rated investment-grade by Moody's, S&P, Fitch, Dominion Bond Rating Service Limited, or another credit rating agency designated as a nationally recognized statistical rating organization by the SEC, or is unrated but considered to be of equivalent quality by the Adviser.

Subsequent to purchase by the applicable Funds, a rated security may cease to be rated or its rating may be reduced below an investment grade rating. Bonds rated lower than Baa3 by Moody's or BBB- by S&P are below investment grade quality and are obligations of issuers that are considered predominantly speculative with respect to the issuer's capacity to pay interest and repay principal according to the terms of the obligation and, therefore, carry greater investment risk, including the possibility of issuer default and bankruptcy and increased market price volatility. Such securities ("lower rated securities") are commonly referred to as "junk bonds" and are subject to a substantial degree of credit risk. Lower rated securities are often issued by smaller, less creditworthy companies or by highly leveraged (indebted) firms, which are generally less able than more financially stable firms to make scheduled payments of interest and principal. The risks posed by securities issued under such circumstances are substantial. Bonds rated below investment grade tend to be less marketable than higher-quality bonds because the market for them is less broad. The market for unrated bonds is even narrower. See "HIGH YIELD SECURITIES" above for more information relating to the risks associated with investing in lower rated securities.

                        SPECIAL CONSIDERATIONS AND RISKS

A discussion of the risks associated with an investment in a Fund is contained in each Prospectus under the heading "Principal Risks of the Fund." The discussion below supplements, and should be read in conjunction with, such sections of the Prospectuses.

GENERAL

Investment in a Fund should be made with an understanding that the value of a Fund's portfolio securities may fluctuate in accordance with changes in the financial condition of the issuers of the portfolio securities, the value of securities generally and other factors.

An investment in a Fund should also be made with an understanding of the risks inherent in an investment in securities, including the risk that the financial condition of issuers may become impaired or that the general condition of the securities markets may deteriorate (either of which may cause a decrease in the value of the portfolio securities and thus in the value of Shares). Securities are susceptible to general market fluctuations and to volatile increases and decreases in value as market confidence in and perceptions of their issuers change. These investor perceptions are based on various and unpredictable factors including expectations regarding government, economic, monetary and fiscal policies, inflation and interest rates, economic expansion or contraction, and global or regional political, economic and banking crises.

Holders of common stocks incur more risk than holders of preferred stocks and debt obligations because common stockholders, as owners of the issuer, have generally inferior rights to receive payments from the issuer in comparison with the rights of creditors of, or holders of debt obligations or preferred stocks issued by, the issuer. Further, unlike debt securities which typically have a stated principal amount payable at maturity (whose value, however, will be subject to market fluctuations prior thereto), or preferred stocks which typically have a liquidation preference and which may have stated optional or mandatory redemption provisions, common stocks have neither a fixed principal amount nor a maturity. Common stock values are subject to market fluctuations as long as the common stock remains outstanding.

Although most of the securities in the Indexes are listed on a securities exchange, the principal trading market for some may be in the over-the-counter market. The existence of a liquid trading market for certain securities may depend on whether dealers will make a market in such securities. There can be no assurance that a market will be made or maintained or that any such market will be or remain liquid. The price at which securities may be sold and the value of a Fund's Shares will be adversely affected if trading markets for a Fund's portfolio securities are limited or absent or if bid/ask spreads are wide.

FUTURES AND OPTIONS TRANSACTIONS

Positions in futures contracts and options may be closed out only on an exchange which provides a secondary market therefore. However, there can be no assurance that a liquid secondary market will exist for any particular futures contract or option at any specific time. Thus, it may not be possible to close a futures or options position. In the event of adverse price movements, a Fund would continue to be required to make daily cash payments to maintain its required margin. In such situations, if a Fund has insufficient cash, it may have to sell portfolio securities to meet daily margin requirements at a time when it may be disadvantageous to do so. In addition, a Fund may be required to make delivery of the instruments underlying futures contracts it has sold.

A Fund will minimize the risk that it will be unable to close out a futures or options contract by only entering into futures and options for which there appears to be a liquid secondary market.

The risk of loss in trading futures contracts or uncovered call options in some strategies (e.g., selling uncovered index futures contracts) is potentially unlimited. The Fund does not plan to use futures and options contracts, when available, in this way. The risk of a futures position may still be large as traditionally measured due to the low margin deposits required. In many cases, a relatively small price movement in a futures contract may result in immediate and substantial loss or gain to the investor relative to the size of a required margin deposit. The Fund, however, intends to utilize futures and options contracts in a manner designed to limit their risk exposure to that which is comparable to what they would have incurred through direct investment in securities.

Utilization of futures transactions by a Fund involves the risk of imperfect or even negative correlation to the benchmark Index if the index underlying the futures contracts differs from the benchmark Index. There is also the risk of loss by a Fund of margin deposits in the event of bankruptcy of a broker with whom a Fund has an open position in the futures contract or option.

Certain financial futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day's settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of contract, no trades may be made on that day at a price beyond that limit. The daily limit governs only price movement during a particular trading day and therefore does not limit potential losses, because the limit may prevent the liquidation of unfavorable positions. Futures contract prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting some futures traders to substantial losses.

RISKS OF SWAP AGREEMENTS

Swap agreements are subject to the risk that the swap counterparty will default on its obligations. If such a default occurs, a Fund will have contractual remedies pursuant to the agreements related to the transaction, but such remedies may be subject to bankruptcy and insolvency laws which could affect such Fund's rights as a creditor.

The use of interest-rate and index swaps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio security transactions. These transactions generally do not involve the delivery of securities or other underlying assets or principal.

TAX RISKS

As with any investment, you should consider how your investment in Shares of a Fund will be taxed. The tax information in the applicable Prospectus and this SAI is provided as general information. You should consult your own tax professional about the tax consequences of an investment in Shares of any Fund.

Unless your investment in Shares is made through a tax-exempt entity or tax-deferred retirement account, such as an individual retirement account, you need to be aware of the possible tax consequences when a Fund makes distributions or you sell Fund Shares.

CONTINUOUS OFFERING

The method by which Creation Units of Shares are created and traded may raise certain issues under applicable securities laws. Because new Creation Units of Shares are issued and sold by the Trust on an ongoing basis, at any point a "distribution," as such term is used in the Securities Act, may occur. Broker-dealers and other persons are cautioned that some activities on their part may, depending on the circumstances, result in their being deemed participants in a distribution in a manner which could render them statutory underwriters and subject them to the prospectus delivery and liability provisions of the Securities Act.

For example, a broker-dealer firm or its client may be deemed a statutory underwriter if it takes Creation Units after placing an order with the Distributor, breaks them down into constituent Shares, and sells such Shares directly to customers, or if it chooses to couple the creation of a supply of new Shares with an active selling effort involving solicitation of secondary market demand for Shares. A determination of whether one is an underwriter for purposes of the Securities Act must take into account all the facts and circumstances pertaining to the activities of the broker-dealer or its client in the particular case, and the examples mentioned above should not be considered a complete description of all the activities that could lead to a categorization as an underwriter.

Broker-dealer firms should also note that dealers who are not "underwriters" but are effecting transactions in Shares, whether or not participating in the distribution of Shares, are generally required to deliver a prospectus. This is because the prospectus delivery exemption in Section 4(3) of the Securities Act is not available in respect of such transactions as a result of Section 24(d) of the 1940 Act. Firms that incur a prospectus-delivery obligation with respect to Shares of a Fund are reminded that under Securities Act Rule

153, a prospectus-delivery obligation under Section 5(b)(2) of the Securities Act owed to an exchange member in connection with a sale on the Exchange is satisfied by the fact that such Fund's prospectus is available at the Exchange upon request. The prospectus delivery mechanism provided in Rule 153 is only available with respect to transactions on an exchange.

                             INVESTMENT RESTRICTIONS

The Trust has adopted the following investment restrictions as fundamental policies with respect to each Fund. These restrictions cannot be changed with respect to a Fund without the approval of the holders of a majority of such Fund's outstanding voting securities. For purposes of the 1940 Act, a majority of the outstanding voting securities of a Fund means the vote, at an annual or a special meeting of the security holders of the Trust, of the lesser of (1) 67% or more of the voting securities of the Fund present at such meeting, if the holders of more than 50% of the outstanding voting securities of such Fund are present or represented by proxy, or (2) more than 50% of the outstanding voting securities of the Fund. Except with the approval of a majority of the outstanding voting securities, a Fund may not:

1. Concentrate its investments (i.e., hold 25% or more of its total assets in the stocks of a particular industry or group of industries), except that a Fund will concentrate to approximately the same extent that its underlying Index concentrates in the stocks of such particular industry or group of industries. For purposes of this limitation, securities of the U.S. government (including its agencies and instrumentalities), repurchase agreements collateralized by U.S. government securities, and securities of state or municipal governments and their political subdivisions are not considered to be issued by members of any industry.

2. Lend any funds or other assets except through the purchase of all or a portion of an issue of securities or obligations of the type in which it is permitted to invest (including participation interests in such securities or obligations) and except that a Fund may lend its portfolio securities in an amount not to exceed 33% of the value of its total assets;

3. Issue senior securities or borrow money, except borrowings from banks for temporary or emergency purposes in an amount up to 10% of the value of the Fund's total assets (including the amount borrowed), valued at market, less liabilities (not including the amount borrowed) valued at the time the borrowing is made, and the Fund will not purchase securities while borrowings in excess of 5% of the Fund's total assets are outstanding, provided, that for purposes of this restriction, short-term credits necessary for the clearance of transactions are not considered borrowings (this limitation on purchases does not apply to acceptance by the Fund of a deposit principally of securities included in the relevant Index for creation of Creation Units);

4. Pledge, hypothecate, mortgage or otherwise encumber its assets, except to secure permitted borrowings as set forth above in restriction 2. (The deposit of underlying securities and other assets in escrow and collateral arrangements with respect to initial or variation margin for futures contracts or options contracts will not be deemed to be pledges of the Fund's assets);

5. Purchase, hold or deal in real estate, or oil, gas or mineral interests or leases, but a Fund may purchase and sell securities that are issued by companies that invest or deal in such assets;

6. Act as an underwriter of securities of other issuers, except to the extent the Fund may be deemed an underwriter in connection with the sale of securities in its portfolio;

7. Purchase securities on margin, except for such short-term credits as are necessary for the clearance of transactions, except that a Fund may make margin deposits in connection with transactions in options, futures and options on futures;

8. Sell securities short;

9. Invest in commodities or commodity contracts, except that a Fund may transact in exchange traded futures contracts on securities, indexes and options on such futures contracts and make margin deposits in connection with such contracts;

10. With respect to the Equity ETFs, change its investment objective;

11. With respect to the SPDR Lehman Municipal Bond ETF and the SPDR Lehman Short Term Municipal Bond ETF, invest, under normal circumstances, less than 80% of its assets in investments the income of which is exempt from Federal income tax;

12. With respect to the SPDR Lehman California Municipal Bond ETF, invest, under normal circumstances, less than 80% of its assets in investments the income of which is exempt from both Federal income tax and California income tax; or

13. With respect to the SPDR Lehman New York Municipal Bond ETF, invest, under normal circumstances, less than 80% of its assets in investments the income of which is exempt from both Federal income tax and New York income tax.

In addition to the investment restrictions adopted as fundamental policies as set forth above, each Fund observes the following restrictions, which may be changed by the Board of Trustees without a shareholder vote. A Fund will not:

1. Invest in the securities of a company for the purpose of exercising management or control, or in any event purchase and hold more than 10% of the securities of a single issuer, provided that the Trust may vote the investment securities owned by each Fund in accordance with its views;

2. Hold illiquid assets in excess of 15% of its net assets. An illiquid asset is any asset which may not be sold or disposed of in the ordinary course of business within seven days at approximately the value at which the Fund has valued the investment;

3. With respect to the Equity ETFs, under normal circumstances, invest less than 95% of its total assets in securities that comprise its relevant Index. Prior to any change in a Fund's 95% investment policy, such Fund will provide shareholders with 60 days written notice; or

4. With respect to the Fixed Income ETFs, under normal circumstances, invest less than 80% of its total assets in securities that comprise its relevant Index. With respect to the Aggregate Bond ETF, TBA transactions are included within this 80% investment policy. Prior to any change in a Fund's 80% investment policy, such Fund will provide shareholders with 60 days written notice.

5. With respect to the SPDR Lehman High Yield Bond ETF, invest, under normal circumstances, less than 80% of its assets in bonds that are rated below investment grade. Prior to any change in SPDR Lehman High Yield Bond ETF's 80% investment policy, the SPDR Lehman High Yield Bond ETF will provide shareholders with 60 days written notice.

If a percentage limitation is adhered to at the time of investment or contract, a later increase or decrease in percentage resulting from any change in value or total or net assets will not result in a violation of such restriction, except that the percentage limitations with respect to the borrowing of money and illiquid securities will be observed continuously.

                          EXCHANGE LISTING AND TRADING

A discussion of exchange listing and trading matters associated with an investment in the Funds is contained in the Prospectus under the "DETERMINATION OF NET ASSET VALUE" and "BUYING AND SELLING THE FUNDS." The discussion below supplements, and should be read in conjunction with, such sections of the Prospectus.

The Shares of each Fund are approved for listing and trading on the Exchange, subject to notice of issuance. The Shares trade on the Exchange at prices that may differ to some degree from their net asset value. There can be no assurance that the requirements of the Exchange necessary to maintain the listing of Shares of any Fund will continue to be met.

The Exchange may, but is not required to, remove the Shares of a Fund from listing if (1) following the initial twelve-month period beginning upon the commencement of trading of a Fund, there are fewer than 50 beneficial holders of the Shares for 30 or more consecutive trading days; (2) the value of the underlying Index or portfolio of securities on which such Fund is based is no longer calculated or available; (3) the "indicative optimized portfolio value" ("IOPV") of a Fund is no longer calculated or available; or (4) such other event shall occur or condition exists that, in the opinion of the Exchange, makes further dealings on the Exchange inadvisable. In addition, the Exchange will remove the Shares from listing and trading upon termination of the Trust or a Fund.

As in the case of other publicly traded securities, brokers' commissions on transactions will be based on negotiated commission rates at customary levels.

                             MANAGEMENT OF THE TRUST

The following information supplements and should be read in conjunction with the section in the Prospectuses entitled "MANAGEMENT."

TRUSTEES AND OFFICERS OF THE TRUST

The Board has responsibility for the overall management and operations of the Trust, including general supervision of the duties performed by the Adviser and other service providers. The Board currently consists of four Trustees, one of whom is considered to be an "interested person" (as defined in the 1940 Act) of the Trust.

TRUSTEES AND OFFICERS

                                                                                                 NUMBER OF
                                                                                                PORTFOLIOS
                                                         TERM OF             PRINCIPAL           IN FUND
                                                       OFFICE AND          OCCUPATION(s)         COMPLEX             OTHER
NAME, ADDRESS                           POSITION(s)     LENGTH OF           DURING PAST          OVERSEEN        DIRECTORSHIPS
AND DATE OF BIRTH                       WITH FUNDS     TIME SERVED            5 YEARS           BY TRUSTEE      HELD BY TRUSTEE
-----------------------------------    ------------  ---------------   ----------------------   ----------   ---------------------
INDEPENDENT TRUSTEES
DAVID M. KELLY                         Independent   Unlimited         Retired.                    66        Chicago Stock
c/o SPDR Series Trust                  Trustee       Elected:                                                Exchange
State Street Financial                               September 2000                                          (Public Governor/
Center                                                                                                       Director);
One Lincoln Street                                                                                           Penson Worldwide Inc.
Boston, MA 02111-2900                                                                                        (Director);
10/10/38                                                                                                     Custodial Trust Co.
                                                                                                             (Director);
                                                                                                             SPDR Index
                                                                                                             Shares Funds
                                                                                                             (Trustee).

FRANK NESVET                           Independent   Unlimited         Chief Executive             66        SPDR Index
c/o SPDR Series Trust                  Trustee,      Elected:          Officer, Libra                        Shares Funds,
State Street Financial                 Chairman      September 2000    Group, Inc.                           (Trustee); The
Center                                                                 (1998-present) (a                     Massachusetts Health
One Lincoln Street                                                     financial services                    & Education Tax
Boston, MA 02111-2900                                                  consulting company).                  Exempt Trust
9/24/43                                                                                                      (Trustee).

HELEN F. PETERS                        Independent   Unlimited         Professor of                66        Federal Home Loan
c/o SPDR Series Trust                  Trustee,      Elected:          Finance, Carroll                      Bank of Boston
State Street Financial                 Chair of      September 2000    School of                             (Director); BJ's
Center                                 Audit                           Management,                           Wholesale Clubs
One Lincoln Street                     Committee                       Boston College                        (Director);
Boston, MA 02111-2900                                                  (2003-present);                       SPDR Index
3/22/48                                                                Dean, Boston                          Shares Funds
                                                                       College (August                       (Trustee).
                                                                       2000-2003).

INTERESTED TRUSTEE
JAMES E. ROSS*                         Interested    Unlimited         President, SSgA             75        SPDR Index
SSgA Funds Management, Inc.            Trustee,      Elected           Funds Management,                     Shares Funds (Trustee);
State Street Financial                 President     President:        Inc. (2005-present);                  Select Sector SPDR
Center                                               May 2005,         Principal, SSgA Funds                 Trust (Trustee); State
One Lincoln Street                                   elected           Management, Inc.                      Street Master Funds
Boston, MA 02111                                     Trustee:          (2001-present);                       (Trustee); and
6/24/65                                              November 2005     Senior Managing                       State Street
                                                                       Director, State Street                Institutional

                                                                                                 NUMBER OF
                                                                                                PORTFOLIOS
                                                         TERM OF             PRINCIPAL           IN FUND
                                                       OFFICE AND          OCCUPATION(s)         COMPLEX             OTHER
NAME, ADDRESS                           POSITION(s)     LENGTH OF           DURING PAST          OVERSEEN        DIRECTORSHIPS
AND DATE OF BIRTH                       WITH FUNDS     TIME SERVED            5 YEARS           BY TRUSTEE      HELD BY TRUSTEE
-----------------------------------    ------------  ---------------   ----------------------   ----------   ---------------------
                                                                       Global Advisors                       Investment Trust
                                                                       (2006-present);                       (Trustee).
                                                                       Principal, State
                                                                       Street Global
                                                                       Advisors
                                                                       (2000-2006).

OFFICERS
MICHAEL P. RILEY                       Vice          Unlimited         Principal, State            N/A                N/A
SSgA Funds Management, Inc.            President     Elected:          Street Global
State Street Financial                               February 2005     Advisors
Center                                                                 (2005-present);
One Lincoln Street                                                     Assistant
Boston, MA 02111                                                       Vice
3/22/69                                                                President, State
                                                                       Street Bank and
                                                                       Trust Company
                                                                       (2000-2004).

GARY L. FRENCH                         Treasurer     Unlimited         Senior Vice                 N/A                N/A
State Street Bank and                                Elected:          President,
Trust Company                                        May 2005          State Street Bank
Two Avenue de Lafayette                                                and Trust Company
Boston, MA 02111                                                       (2002-present);
07/04/51                                                               Managing Director,
                                                                       Deutsche Bank
                                                                       (2001-2002).

----------
* Mr. Ross is an Interested Trustee because of his employment with the Adviser and ownership interest in an affiliate of the Adviser.

                                                                                                  NUMBER OF
                                                                                                  PORTFOLIOS
                                                        TERM OF            PRINCIPAL               IN FUND         OTHER
                                                       OFFICE AND         OCCUPATION(s)            COMPLEX     DIRECTORSHIPS
NAME, ADDRESS                          POSITION(s)     LENGTH OF          DURING PAST             OVERSEEN        HELD BY
AND DATE OF BIRTH                      WITH FUNDS     TIME SERVED           5 YEARS               BY TRUSTEE      TRUSTEE
-----------------                     ------------   --------------   ------------------------   -----------   -------------
MARY MORAN ZEVEN                      Secretary      Unlimited        Senior Vice President          N/A              N/A
State Street Bank and Trust Company                  Elected:         and Senior Managing
Two Avenue de Lafayette                              August 2001      Counsel, State Street
Boston, MA 02111                                                      Bank and Trust Company
2/27/61                                                               (2002-present).

RYAN M. LOUVAR                        Assistant      Unlimited        Vice President and             N/A              N/A
State Street Bank and Trust Company   Secretary      Elected:         Counsel, State Street
Two Avenue de Lafayette                              October 2006     Bank and Trust
Boston, MA 02111                                                      Company (2005-
2/18/72                                                               present); Counsel,
                                                                      BISYS Group, Inc.
                                                                      (2000-2005) (a financial
                                                                      services company).

MARK E. TUTTLE                        Assistant      Unlimited        Vice President and             N/A              N/A
State Street Bank and Trust Company   Secretary      Elected:         Assistant Counsel, State
Two Avenue de Lafayette                              August 2007      Street Bank and Trust
Boston, MA 02111                                                      Company (2007-
3/25/70                                                               present); Assistant
                                                                      Counsel, BISYS Group,
                                                                      Inc. (2006-2007)
                                                                      (a financial; services
                                                                      company); Compliance
                                                                      Manager, BISYS Group,
                                                                      Inc. (2005-2006);
                                                                      Sole Practitioner,
                                                                      Mark E. Tuttle Attorney
                                                                      at Law (2004-2005);
                                                                      Paralegal, John Hancock
                                                                      Financial Services, Inc.
                                                                      (2000-2004).

MATTHEW FLAHERTY                      Assistant      Unlimited        Assistant Vice                 N/A              N/A
State Street Bank and Trust           Treasurer      Elected:         President, State
Company                                              May 2005         Street Bank and
Two Avenue de Lafayette                                               Trust
Boston, MA 02111                                                      (1994-present).*
2/19/71

CHAD C. HALLETT                       Assistant      Unlimited        Vice President,                N/A              N/A
State Street Bank and Trust           Treasurer      Elected:         State Street Bank and
Company                                              May 2006         Trust Company
Two Avenue de Lafayette                                               (2001-Present).*
Boston, MA 02111
1/28/69

----------
*     Served in various capacities during noted time period NUMBER OF

                                                                                                 PORTFOLIOS
                                                        TERM OF            PRINCIPAL               IN FUND        OTHER
                                                       OFFICE AND         OCCUPATION(s)            COMPLEX     DIRECTORSHIPS
NAME, ADDRESS                          POSITION(s)     LENGTH OF          DURING PAST             OVERSEEN        HELD BY
AND DATE OF BIRTH                      WITH FUNDS     TIME SERVED           5 YEARS              BY TRUSTEE       TRUSTEE
-----------------                     ------------   --------------   ------------------------   -----------   --------------
JULIE B. PIATELLI                     Chief          Unlimited        Principal and Senior            N/A              N/A
SSgA Funds Management, Inc.           Compliance     Elected:         Compliance Officer,
State Street Financial Center         Officer        August 2007      SSgA Funds
One Lincoln Street                                                    Management, Inc.
Boston, MA 02111                                                      (2004-present);
8/5/67                                                                Vice President, State
                                                                      Street Global Advisors
                                                                      (2004-present); Senior
                                                                      Manager,
                                                                      PricewaterhouseCoopers,
                                                                      LLP (1999-2004)

REMUNERATION OF TRUSTEES AND OFFICERS

No officer, director or employee of the Adviser, its parent or subsidiaries, other than the Chief Compliance Officer, receives any compensation from the Trust for serving as an officer or Trustee of the Trust. Commencing August 11, 2007, the Trust and SPDR Index Shares Funds ("SIS Trust") pay, in the aggregate, each Independent Trustee an annual fee of $60,000 plus $3,000 per in-person meeting attended. An Independent Trustee will receive $1,000 for each telephonic or video conference meeting attended. The Chair of the Board receives an additional annual fee of $25,000 and the Chair of the Audit Committee receives an additional annual fee of $9,000. The Trust also reimburses each Independent Trustee for travel and other out-of-pocket expenses incurred by him/her in connection with attending such meetings. Trustee fees are allocated between the Trust and SIS Trust and each of their respective series in such a manner as deemed equitable, taking into consideration the relative net assets of the series. Previously, the Trust paid each Independent Trustee an annual fee of $12,000 plus $4,500 per in person meeting attended. An Independent Trustee received $500 for each meeting attended via telephone or video conference.

The table below shows the compensation that the Independent Trustees received during the Trust's fiscal year ended June 30, 2007.

                                                        PENSION OR                         TOTAL
                                                        RETIREMENT                     COMPENSATION
                                                         BENEFITS      ESTIMATED         FROM THE
                                                         ACCRUED         ANNUAL          TRUST AND
                                        AGGREGATE         AS PART       BENEFITS       FUND COMPLEX
NAME OF                               COMPENSATION       OF TRUST         UPON            PAID TO
INDEPENDENT TRUSTEE                  FROM THE TRUST      EXPENSES      RETIREMENT       TRUSTEES(1)
-------------------                  --------------     ----------     ----------      ------------
David M. Kelly                         $   34,500           $ 0            N/A           $   60,900
Frank Nesvet                           $   34,500           $ 0            N/A           $   65,400
Helen F. Peters                        $   34,500           $ 0            N/A           $   65,400

----------
(1)   The Fund Complex includes the Trust and SIS Trust.

STANDING COMMITTEES

Audit Committee. The Board of Trustees has an Audit Committee consisting of all Trustees who are not "interested persons" (as defined in the 1940 Act) of the Trust. Ms. Peters serves as Chair. The Audit Committee meets with the Trust's independent auditors to review and approve the scope and results of their professional services; to review the procedures for evaluating the adequacy of the Trust's accounting controls; to consider the range of audit fees; and to make recommendations to the Board regarding the engagement of the Trust's independent auditors. The Audit Committee met four (4) times during the fiscal year ended June 30, 2007.

Trustee Committee. The Board of Trustees has established a Trustee Committee consisting of all Trustees who are not "interested persons" (as defined in the 1940 Act) of the Trust. Mr. Nesvet serves as Chair. The responsibilities of the Trustee Committee are to: 1) nominate Independent Trustees; 2) review on a periodic basis the governance structures and procedures of the Funds; 3) review proposed resolutions and conflicts of interest that may arise in the business of the Funds and may have an impact on the investors of the Funds; 4) review matters that are referred to the Committee by the Chief Legal Officer or other counsel to the Trust; and 5) provide general oversight of the Funds on behalf of the investors of the Funds. The Trustee Committee met three (3) times during the fiscal year ended June 30, 2007.

Pricing Committee. The Board of Trustees also has established a Pricing and Investment Committee that is composed of Officers of the Trust, investment management personnel of the Adviser and senior operations and administrative personnel of State Street. The Pricing and Investment Committee is responsible for the valuation and revaluation of any portfolio investments for which market quotations or prices are not readily available. The Pricing and Investment Committee meets only when necessary. The Board of Trustees met four (4) times during the fiscal year ended June 30, 2007 to review and ratify fair value pricing determinations of the Pricing Committee. The Pricing Committee reports to the Board on a quarterly basis.

OWNERSHIP OF FUND SHARES

The following table sets forth information describing the dollar range of equity securities beneficially owned by each Trustee in the Trust as of December 31, 2006:

                                                                    AGGREGATE DOLLAR RANGE OF EQUITY
                                                                           SECURITIES IN ALL
                                                                         REGISTERED INVESTMENT
                                                                           COMPANIES OVERSEEN
                                      DOLLAR RANGE OF EQUITY              BY TRUSTEE IN FAMILY
NAME OF TRUSTEE                       SECURITIES IN THE TRUST           OF INVESTMENT COMPANIES
-----------------------------------   -----------------------       --------------------------------
INDEPENDENT TRUSTEES
David M. Kelly                                 None                               None
Frank Nesvet                                   None                               None
Helen F. Peters                                None                               None
INTERESTED TRUSTEE
James Ross                                     None                               None

As of December 31, 2006, the Trustees who are not interested persons (as defined in the 1940 Act) of the Trust or their immediate family members did not own beneficially or of record any securities in the Adviser, the Sub-Adviser, the Distributor or any person controlling, controlled by, or under common control with the Adviser, Sub-Adviser or the Distributor.

CODES OF ETHICS

The Trust, the Adviser, the Sub-Adviser and the Distributor each have adopted a code of ethics as required by applicable law, which is designed to prevent affiliated persons of the Trust, the Adviser and the Distributor from engaging in deceptive, manipulative or fraudulent activities in connection with securities held or to be acquired by the Funds (which may also be held by persons subject to the codes of ethics).

There can be no assurance that the codes of ethics will be effective in preventing such activities. Each code of ethics, filed as exhibits to this registration statement, may be examined at the office of the SEC in Washington, D.C. or on the Internet at the SEC's website at http://www.sec.gov.

PROXY VOTING POLICIES

The Board of Trustees believes that the voting of proxies on securities held by the Funds is an important element of the overall investment process. As such, the Board has delegated the responsibility to vote such proxies to the Adviser. The Adviser's proxy voting policy is attached to this SAI as Appendix B. Information regarding how the Funds voted proxies relating to their portfolio securities during the most recent 12-month period ended June 30 is available (1) without charge by calling 1-866-787-2257; and (2) on the SEC's website at http://www.sec.gov.

DISCLOSURE OF PORTFOLIO HOLDINGS POLICY

The Trust has adopted a policy regarding the disclosure of information about the Trust's portfolio holdings. The Board of Trustees of the Trust must approve all material amendments to this policy. The Funds' portfolio holdings are publicly disseminated each day the Funds are open for business through financial reporting and news services including publicly accessible Internet web sites. In addition, a basket composition file, which includes the security names and share quantities to deliver in exchange for Fund Shares, together with estimates and actual cash components, is publicly disseminated daily prior to the opening of the AMEX via the National Securities

Clearing Corporation (NSCC). The basket represents one creation unit of the Funds. The Trust, the Adviser or State Street will not disseminate non-public information concerning the Trust.

THE INVESTMENT ADVISER

SSgA Funds Management, Inc. (the "Adviser") acts as investment adviser to the Trust and, subject to the supervision of the Board, is responsible for the investment management of each Fund. The Adviser's principal address is State Street Financial Center, One Lincoln Street, Boston, Massachusetts 02111. The Adviser, a Massachusetts corporation, is a wholly owned subsidiary of State Street Corporation, a publicly held bank holding company. State Street Global Advisors ("SSgA"), consisting of the Adviser and other investment advisory affiliates of State Street Corporation, is the investment management arm of State Street Corporation.

The Adviser serves as investment adviser to each Fund pursuant to an Investment Advisory Agreement between the Trust and the Adviser. The Investment Advisory Agreement, with respect to each Fund, continues in effect for two years from its effective date, and thereafter is subject to annual approval by (1) the Board of Trustees or (2) vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund, provided that in either event such continuance also is approved by a majority of the Board of Trustees who are not interested persons (as defined in the 1940 Act) of the Trust by a vote cast in person at a meeting called for the purpose of voting on such approval. The Investment Advisory Agreement with respect to each Fund is terminable without penalty, on 60 days notice, by the Board of Trustees or by a vote of the holders of a majority (as defined in the 1940 Act) of the applicable Fund's outstanding voting securities. The Investment Advisory Agreement is also terminable upon 60 days notice by the Adviser and will terminate automatically in the event of its assignment (as defined in the 1940 Act).

Under the Investment Advisory Agreement, the Adviser, subject to the supervision of the Board and in conformity with the stated investment policies of each Fund, manages the investment of each Fund's assets. The Adviser is responsible for placing purchase and sale orders and providing continuous supervision of the investment portfolio of each Fund. Pursuant to the Investment Advisory Agreement, the Trust has agreed to indemnify the Adviser for certain liabilities, including certain liabilities arising under the federal securities laws, unless such loss or liability results from willful misfeasance, bad faith or gross negligence in the performance of its duties or the reckless disregard of its obligations and duties.

A discussion regarding the basis for Board of Trustees' approval or continuation of the Investment Advisory Agreements regarding certain Funds is available in the Trust's Semi-Annual Report to Shareholders dated December 31, 2006 and in the Trust's Annual Report to Shareholders dated June 30, 2007.

For the services provided to the Funds under the Investment Advisory Agreement, each Fund pays the Adviser monthly fees based on a percentage of each Fund's average daily net assets as set forth in each Fund's Prospectus. From time to time, the Adviser may waive all or a portion of its fee. The Adviser pays all expenses of each Fund other than the management fee, distribution fees pursuant to the Distribution and Service Plan, if any, brokerage, taxes, interest, fees and expenses of the Independent Trustees (including any Trustee's counsel fees), litigation expenses and other extraordinary expenses.

For the past three fiscal years ended June 30, the Funds paid the following amounts to the Adviser:

FUND                                                                     2007                    2006                 2005
-------------------------------------------------------------     -------------------     -----------------    ------------------
SPDR DJ Wilshire Total Market ETF                                 $    227,116            $     212,167        $    226,407
SPDR DJ Wilshire Large Cap ETF                                    $     20,064            $      17,154(6)     $        N/A(2)
SPDR DJ Wilshire Large Cap Growth ETF                             $    398,028            $     257,752        $    153,314
SPDR DJ Wilshire Large Cap Value ETF                              $    273,742            $     196,138        $    221,327
SPDR DJ Wilshire Mid Cap ETF                                      $     47,327            $      34,136(6)     $        N/A(2)
SPDR DJ Wilshire Mid Cap Growth ETF                               $     54,070            $      36,953(6)     $        N/A(2)
SPDR DJ Wilshire Mid Cap Value ETF                                $     26,369            $      29,064(6)     $        N/A(2)
SPDR DJ Wilshire Small Cap ETF                                    $     37,119            $      38,393(6)     $        N/A(2)
SPDR DJ Wilshire Small Cap Growth ETF                             $    194,548            $     176,083        $    128,693
SPDR DJ Wilshire Small Cap Value ETF                              $    252,641            $     233,935        $    225,421
SPDR DJ Global Titans ETF                                         $    755,195            $     446,797        $    473,103
DJ Wilshire REIT ETF                                              $ 3,265,350             $   2,192,601        $  1,264,166
KBW Bank ETF                                                      $    297,528            $     190,630(6)     $        N/A(2)
KBW Capital Markets ETF                                           $    374,033            $     130,437(6)     $        N/A(2)
KBW Insurance ETF                                                 $    219,812            $      95,899(6)     $        N/A(2)
Morgan Stanley Technology ETF                                     $    836,091            $     703,022        $    131,151
SPDR S&P Dividend ETF                                             $    698,190(1)         $     148,698(6)     $        N/A(2)
SPDR S&P Aerospace & Defense ETF                                  $        N/A(2)         $         N/A(2)     $        N/A(2)
SPDR S&P Biotech ETF                                              $    225,104            $      50,081(7)     $        N/A(2)
SPDR S&P Building & Construction ETF                              $        N/A(2)         $         N/A(2)     $        N/A(2)
SPDR S&P Computer Hardware ETF                                    $        N/A(2)         $         N/A(2)     $        N/A(2)
SPDR S&P Computer Software ETF                                    $        N/A(2)         $         N/A(2)     $        N/A(2)
SPDR S&P Health Care Equipment ETF                                $        N/A(2)         $         N/A(2)     $        N/A(2)
SPDR S&P Health Care Services ETF                                 $        N/A(2)         $         N/A(2)     $        N/A(2)
SPDR S&P Homebuilders ETF                                         $    858,557            $     109,456(7)     $        N/A(2)
SPDR S&P LeisureTime ETF                                          $        N/A(2)         $         N/A(2)     $        N/A(2)
SPDR S&P Metals & Mining ETF                                      $    267,776            $       2,403(8)     $        N/A(2)
SPDR S&P Oil & Gas Equipment & Services ETF                       $    155,676            $       1,514(8)     $        N/A(2)
SPDR S&P Oil & Gas Exploration & Production ETF                   $    110,034            $       1,876(8)     $        N/A(2)
SPDR S&P Outsourcing & IT Consulting ETF                          $        N/A(2)         $         N/A(2)     $        N/A(2)
SPDR S&P Pharmaceuticals ETF                                      $     64,396            $       1,657(8)     $        N/A(2)
SPDR S&P Retail ETF                                               $    190,588            $       1,971(8)     $        N/A(2)
SPDR S&P Semiconductor ETF                                        $    249,795            $      65,746(7)     $        N/A(2)
SPDR S&P Telecom ETF                                              $        N/A(2)         $         N/A(2)     $        N/A(2)
SPDR S&P Transportation ETF                                       $        N/A(2)         $         N/A(2)     $        N/A(2)
KBW Regional Banking ETF                                          $    306,864            $       3,673(8)     $        N/A(2)
KBW Mortgage Finance ETF                                          $        N/A(2)         $         N/A(2)     $        N/A(2)
SPDR Lehman 1-3 Month T-Bill ETF                                  $      4,865(3)         $         N/A(2)     $        N/A(2)
SPDR Lehman Short Term Municipal Bond ETF                         $        N/A(2)         $         N/A(2)     $        N/A(2)
SPDR Lehman Intermediate Term Treasury ETF                        $      1,466(4)         $         N/A(2)     $        N/A(2)
SPDR Lehman Long Term Treasury ETF                                $      1,383(4)         $         N/A(2)     $        N/A(2)
SPDR Barclays Capital TIPS ETF                                    $      8,945(3)         $         N/A(2)     $        N/A(2)
SPDR Lehman California Municipal Bond ETF                         $        N/A(2)         $         N/A(2)     $        N/A(2)
SPDR Lehman New York Municipal Bond ETF                           $        N/A(2)         $         N/A(2)     $        N/A(2)
SPDR Lehman Municipal Bond ETF                                    $        N/A(2)         $         N/A(2)     $        N/A(2)
SPDR Lehman Aggregate Bond ETF                                    $      1,997(4)(5)      $         N/A(2)     $        N/A(2)
SPDR Lehman International Treasury Bond ETF                       $        N/A(2)         $         N/A(2)     $        N/A(2)

------------
(1) During this period, the Adviser waived $23,961 of its fees for the SPDR S&P Dividend ETF, thus the Adviser actually received $674,229 for the period.

(2)   The Fund was not operational.

(3)   The Fund commenced operations on May 25, 2007.

(4)   The Fund commenced operations on May 23, 2007.

(5) During this period, the Adviser waived $583 of its fees for the SPDR Lehman Aggregate Bond ETF, thus the Adviser actually received $1,414 for the period.

(6) For the period November 8, 2005, the Fund's inception date, to June 30, 2006. During this period, for the SPDR S&P Dividend ETF, the Adviser waived $23,781 of its fees, thus the Adviser actually received $124,917 for the period.

(7)   For the period January 31, 2006, the Fund's inception date, to June 30,
      2006.

(8)   For the period June 19, 2006, the Fund's inception date, to June 30, 2006.

INVESTMENT SUB-ADVISER - DJ Wilshire REIT ETF

Pursuant to the Advisory Agreement between the DJ Wilshire REIT ETF and the Adviser, the Adviser is authorized to engage one or more sub-advisers for the performance of any of the services contemplated to be rendered by the Adviser. The Adviser has retained The Tuckerman Group LLC ("Tuckerman"), an affiliate of the Adviser, as sub-adviser, to be responsible for the day to day management of the DJ Wilshire REIT ETF's investments, subject to supervision of the Adviser and the Board of Trustees while the Adviser will provide administrative, compliance and general management services to the Fund. Since its organization on April 28, 1999, Tuckerman has provided investment management services to institutional investors and other mutual funds. As of September 30, 2007, Tuckerman managed approximately $7.8 billion in assets. Tuckerman's principal business address is 4 International Drive, Suite 230, Rye Brook NY 10573.

A discussion regarding the basis for the Board of Trustees' approval or continuation of the Sub-Advisory Agreement is available in the Trust's Semi-Annual Report to Shareholders dated December 31, 2006.

In accordance with the Sub-Advisory Agreement between the Adviser and Tuckerman, the Adviser will pay Tuckerman an annual investment sub-advisory fee equal to 0% of average daily net assets up to the first $50 million in net assets and 0.05% thereafter with respect to the DJ Wilshire REIT ETF. For the past three fiscal years ended June 30, the Adviser paid the following amounts to Tuckerman for its services:

FUND                               2007          2006          2005
---------------------------      --------      ----------    ---------
DJ Wilshire REIT ETF             $614,726      $411,199      $230,069

PORTFOLIO MANAGERS

The Adviser manages the Funds, except for the TIPS ETF, and with respect to DJ Wilshire REIT ETF the Adviser and Sub-Adviser each manage the Fund, using a team of investment professionals. Key professionals primarily involved in the day-to-day portfolio management for each of the following Funds include:

FUND                                                                PORTFOLIO MANAGERS
-----------------------------------------------------------------   ---------------------------------------------
All Equity ETFs (Excluding the DJ Wilshire REIT ETF)                Lynn Blake, John Tucker

DJ Wilshire REIT ETF                                                Amos J. Rogers III, Murat Sensoy

SPDR Lehman Intermediate Term Treasury ETF, SPDR Lehman Long Term   Michael Brunell, John Kirby, Elya Schwartzman
Treasury ETF, SPDR Lehman Aggregate Bond ETF, SPDR Lehman
International Treasury Bond ETF and SPDR Lehman High Yield Bond
ETF

SPDR Lehman 1-3 Month T-Bill ETF                                    Todd Bean, Steven Meier, Jeff St. Peters

SPDR Barclays Capital TIPS ETF                                      David Kobuszewski, James Mauro

SPDR Lehman Municipal Bond ETF, SPDR Lehman Short Term Municipal    James Donahue, Timothy Ryan
Bond ETF, SPDR Lehman California Municipal Bond ETF and SPDR
Lehman New York Municipal Bond ETF

The following table lists the number and types of accounts managed by each of the key professionals involved in the day-to-day portfolio management for each Fund and assets under management in those accounts. The total number of accounts and assets have been allocated to each respective manager. Therefore, some accounts and assets have been counted twice.

                   OTHER ACCOUNTS MANAGED AS OF JUNE 30, 2007

                    REGISTERED                 POOLED                                          TOTAL
                    INVESTMENT    ASSETS     INVESTMENT    ASSETS                 ASSETS      ASSETS
PORTFOLIO             COMPANY     MANAGED      VEHICLE     MANAGED      OTHER     MANAGED     MANAGED
MANAGER              ACCOUNTS   (BILLIONS)*   ACCOUNTS   (BILLIONS)*  ACCOUNTS  (BILLIONS)*  (BILLIONS)*
------------------  ----------  -----------  ----------  -----------  --------  -----------  -----------
Lynn Blake              65         $34.16        515       $225.04       556     $201.26     $460.46
John Tucker             65         $34.16        515       $225.04       556     $201.26     $460.46

                    REGISTERED                 POOLED                                          TOTAL
                    INVESTMENT     ASSETS    INVESTMENT     ASSETS                ASSETS       ASSETS
PORTFOLIO            COMPANY      MANAGED     VEHICLE      MANAGED     OTHER      MANAGED     MANAGED
MANAGER              ACCOUNTS   (BILLIONS)*   ACCOUNTS   (BILLIONS)*  ACCOUNTS  (BILLIONS)*  (BILLIONS)*
------------------  ----------  -----------  ----------  -----------  --------  -----------  -----------
Michael Brunell***      13         $ 0.97        21        $  3.88        59      $ 43.56    $ 48.41
John Kirby***           13         $ 0.97        21        $  3.88        59      $ 43.56    $ 48.41

Elya Schwartzman***     13         $ 0.97        21        $  3.88        59      $ 43.56    $ 48.41

Todd Bean               8          $88.74        13        $240.32        69      $225.40    $554.47
Steven Meier            8          $88.74        13        $240.32        69      $225.40    $554.47
Jeff St. Peters         8          $88.74        13        $240.32        69      $225.40    $554.47

David Kobuszewski       9          $ 1.09        21        $  3.80        59      $ 42.70    $ 47.59
James Mauro             9          $ 1.09        21        $  3.80        59      $ 42.70    $ 47.59

James Donahue**         8          $ 0.40        21        $  3.80        59      $ 42.70    $ 46.90
Timothy Ryan**          8          $ 0.40        21        $  3.80        59      $ 42.70    $ 46.90

----------
*     There are no performance fees associated with these portfolios.

** The total number of accounts and assets for this portfolio manager are reported as of July 31, 2007. *** The total number of accounts and assets for this portfolio manager are reported as of September 30, 2007.

The dollar range of equity securities beneficially owned by the portfolio managers listed above as of June 30, 2007.

PORTFOLIO                          DOLLAR RANGE OF EQUITY
MANAGER                         SECURITIES BENEFICIALLY OWNED
------------------------------  -----------------------------
Lynn Blake                                 None
John Tucker                                None

Michael Burnell**                          None
John Kirby**                               None
Elya Schwartzman**                         None

Todd Bean                                  None
Steven Meier                               None
Jeff St. Peters                            None

David Kobuszewski                          None
James Mauro                                None

James Donahue*                             None
Timothy Ryan*                              None

----------
* The total number of accounts and assets for this portfolio manager are reported as of July 31, 2007.

** The total number of accounts and assets for this portfolio manager are reported as of September 30, 2007.

A portfolio manager that has responsibility for managing more than one account may be subject to potential conflicts of interest because he or she is responsible for other accounts in addition to the fund. Those conflicts could include preferential treatment of one account over others in terms of: (a) the portfolio manager's execution of different investment strategies for various accounts; or (b) the allocation of resources or of investment opportunities. The Adviser and Sub-Adviser have adopted policies and procedures designed to address these potential material conflicts. For instance, portfolio managers are normally responsible for all accounts within a certain investment discipline, and do not, absent special circumstances, differentiate among the various accounts when allocating resources. Additionally, the Adviser, the Sub-Adviser and their advisory affiliates have processes and procedures for allocating investment opportunities among portfolios that are designed to provide a fair and equitable allocation among the portfolio manager's accounts with the same strategy.

Portfolio managers may manage numerous accounts for multiple clients. These accounts may include registered investment companies, other types of pooled accounts (e.g., collective investment funds), and separate accounts (i.e., accounts managed on behalf of individuals or public or private institutions). Portfolio managers make investment decisions for each account based on the investment objectives and policies and other relevant investment considerations applicable to that portfolio. A potential conflict of interest may arise as a result of the portfolio managers' responsibility for multiple accounts with similar investment guidelines. Under these circumstances, a potential investment may be suitable for more than one of the portfolio managers' accounts, but the quantity of the investment available for purchase is less than the aggregate amount the accounts would ideally devote to the opportunity. Similar conflicts may arise when multiple accounts seek to dispose of the same investment. The portfolio manager may also manage accounts whose objectives and policies differ from that of the fund. These differences may be such that under certain circumstances, trading activity appropriate for one account managed by the portfolio manager may have adverse consequences for another account managed by the portfolio manager. For example, an account may sell a significant position in a security, which could cause the market price of that security to decrease, while the fund maintained its position in that security.

A potential conflict may arise when the portfolio manager is responsible for accounts that have different advisory fees - the difference in fees could create an incentive for the portfolio manager to favor one account over another, for example, in terms of access to investment opportunities. This conflict may be heightened if an account is subject to a performance-based fee. Another potential conflict may arise when the portfolio manager has an investment in one or more accounts that participate in transactions with other accounts. His or her investment(s) may create an incentive for the portfolio manager to favor one account over another. The Adviser and Sub-Adviser have adopted policies and procedures reasonably designed to address these potential material conflicts. For instance, portfolio managers are normally responsible for all accounts within a certain investment discipline, and do not, absent special circumstances, differentiate among the various accounts when allocating resources. Additionally, the Adviser and Sub-Adviser and their advisory affiliates have processes and procedures for allocating investment opportunities among portfolios that are designed to provide a fair and equitable allocation.

The compensation of the Adviser's investment professionals is based on a number of factors. The first factor considered is external market. Through a compensation survey process, the Adviser seeks to understand what its competitors are paying people to perform similar roles. This data is then used to determine a competitive baseline in the areas of base pay, bonus, and long term incentive (i.e. equity). The second factor taken into consideration is the size of the pool available for this compensation. The Adviser is a part of State Street Corporation, and therefore works within its corporate environment on determining the overall level of its incentive compensation pool. Once determined, this pool is then allocated to the various locations and departments of the Adviser and its affiliates. The discretionary determination of the allocation amounts to these locations and departments is influenced by the competitive market data, as well as the overall performance of the group. The pool is then allocated on a discretionary basis to individual employees based on their individual performance. There is no fixed formula for determining these amounts, nor is anyone's compensation directly tied to the investment performance or asset value of a product or strategy. The same process is followed in determining incentive equity allocations.

DJ Wilshire REIT ETF The following table lists the number and types of accounts managed by each of the key professionals involved in the day-to-day portfolio management for the DJ Wilshire REIT ETF and assets under management in those accounts as of June 30, 2007.

                        REGISTERED                POOLED                                        TOTAL
                        INVESTMENT    ASSETS    INVESTMENT    ASSETS               ASSETS       ASSETS
                          COMPANY     MANAGED     VEHICLE     MANAGED     OTHER     MANAGED     MANAGED
PORTFOLIO MANAGER        ACCOUNTS   (MILLIONS)   ACCOUNTS   (MILLIONS)  ACCOUNTS  (MILLIONS)  (MILLIONS)
-----------------       ----------  ----------   ---------  ----------  --------  ----------  ----------
Amos J. Rogers III          3         $1.66         6         $1.20        59       $3.20       $6.06
Murat Sensoy                3         $1.66         6         $1.20        59       $3.20       $6.06

The dollar range of equity securities beneficially owned by the portfolio managers in the DJ Wilshire REIT ETF as of June 30, 2007 is as follows:

                           DOLLAR RANGE OF EQUITY
                        SECURITIES BENEFICIALLY OWNED
                        ----------------------------
Amos J. Rogers III                 None
Murat Sensoy                       None

The Tuckerman Groups' portfolio managers are compensated through an industry competitive fixed base salary and a subjectively determined incentive bonus that is a portion of a bonus pool the aggregate of which is tied to the firm's income generated by all accounts included within the manager's investment strategy, including the fund. A portfolio manager is not compensated based on the performance of accounts, except to the extent that positive account performance results in increased investment management fees earned by Tuckerman based on assets under management. Tuckerman bases incentive bonuses on income earned with respect to the investment strategy, rather than on investment performance, because the firm believes that this method aligns the portfolio manager's interests more closely with the long-term interests of clients. Most senior professionals, including portfolio managers have ownership interests in the firm.

THE ADMINISTRATOR, CUSTODIAN AND TRANSFER AGENT

State Street serves as Administrator for the Trust pursuant to an Administrative Services Agreement. Under the Administrative Services Agreement, State Street is obligated on a continuous basis to provide such administrative services as the Board of Trustees of the Trust reasonably deems necessary for the proper administration of the Trust and each Fund. State Street will generally assist in all aspects of the Trust's and the Funds' operations; supply and maintain office facilities (which may be in State Street's own offices), statistical and research data, data processing services, clerical, accounting, bookkeeping and record keeping services (including without limitation the maintenance of such books and records as are required under the 1940 Act and the rules thereunder, except as maintained by other agents), internal auditing, executive and administrative services, and stationery and office supplies; prepare reports to shareholders or investors; prepare and file tax returns; supply financial information and supporting data for reports to and filings with the SEC and various state Blue Sky authorities; supply supporting documentation for meetings of the Board of Trustees; provide monitoring reports and assistance regarding compliance with the Declaration of Trust, by-laws, investment objectives and policies and with federal and state securities laws; arrange for appropriate insurance coverage; and negotiate arrangements with, and supervise and coordinate the activities of, agents and others to supply services.

Pursuant to the Administrative Services Agreement, the Trust has agreed to indemnify the Administrator for certain liabilities, including certain liabilities arising under the federal securities laws, unless such loss or liability results from gross negligence or willful misconduct in the performance of its duties.

State Street, One Lincoln Street, Boston, Massachusetts 02111, also serves as Custodian for the Funds pursuant to a Custodian Agreement. As Custodian, State Street holds the Funds' assets, calculates the net asset value of the Shares and calculates net income and realized capital gains or losses.

State Street also serves as Transfer Agent of the Funds pursuant to a Transfer Agency Agreement. State Street may be reimbursed by the Funds for its out-of-pocket expenses. State Street and the Trust will comply with the self-custodian provisions of Rule 17f-2 under the 1940 Act.

COMPENSATION. As compensation for its services under the Administrative Services Agreement, the Custodian Agreement, and Transfer Agency Agreement, State Street shall receive a fee for its services, calculated based on the average aggregate net assets of each Fund of the Trust, as follows: 0.06% on the first $200 million, 0.04% on the next $200 million, and 0.025% thereafter, calculated on a Trust basis (i.e., the first break point will be calculated by multiplying the number of Funds times $200M). For each Fund, after the first year of operations, a $125,000 minimum fee per Fund applies. The greater of the minimum fee or the asset based fee will be charged. The Advisory Agreement provides that the Adviser will pay certain operating expenses of the Trust, including the fees due to State Street under each of the Administrative Services Agreement, the Custodian Agreement and the Transfer Agency Agreement.

THE DISTRIBUTOR

State Street Global Markets, LLC is the principal underwriter and Distributor of Shares. Its principal address is State Street Financial Center, One Lincoln Street, Boston, Massachusetts 02111. Investor information can be obtained by calling 1-866-787-2257. The Distributor has entered into a Distribution Agreement with the Trust pursuant to which it distributes Shares of each Fund. The Distribution Agreement will continue for two years from its effective date and is renewable annually thereafter. Shares will be continuously offered for sale by the Trust through the Distributor only in Creation Units, as described in the Prospectus and below under "PURCHASE AND REDEMPTION OF CREATION UNITS." Shares in less than Creation Units are not distributed by the Distributor. The Distributor will deliver the Prospectus to persons purchasing Creation Units and will maintain records of both orders placed with it and confirmations of acceptance furnished by it. The Distributor is a broker-dealer registered under the Securities Exchange Act of 1934 (the "Exchange Act") and a member of the Financial Industry Regulatory Authority ("FINRA"). The Distributor has no role in determining the investment policies of the Trust or which securities are to be purchased or sold by the Trust.

Each Fund, except for the SPDR DJ Wilshire Total Market ETF, has adopted a Distribution and Service (Rule 12b-1) Plan (a "Plan") pursuant to which payments of up to 0.25% may be made. No payments pursuant to the Plan will be made during the next twelve (12) months of operation. Under its terms, each Fund's Plan remains in effect from year to year, provided such continuance is approved annually by vote of the Board, including a majority of the "Independent Trustees" (Trustees who are not interested persons of the

Fund (as defined in the 1940 Act) and have no direct or indirect financial interest in the operation of the Plan or any agreement related to the Plan). The Plan may not be amended to increase materially the amount to be spent for the services provided by the Distributor without approval by the shareholders of the relevant Fund to which the Plan applies, and all material amendments of the Plan also require Board approval (as described above). Each Plan may be terminated at any time, without penalty, by vote of a majority of the Independent Trustees, or, by a vote of a majority of the outstanding voting securities of such Fund (as such vote is defined in the 1940 Act). Pursuant to the Distribution Agreement, the Distributor will provide the Board with periodic reports of any amounts expended under the Plan and the purpose for which such expenditures were made.

The Distribution Agreement provides that it may be terminated at any time, without the payment of any penalty, as to each Fund: (i) by vote of a majority of the Independent Trustees or (ii) by vote of a majority (as defined in the 1940 Act) of the outstanding voting securities of the Fund, on at least 60 days written notice to the Distributor. The Distribution Agreement is also terminable upon 60 days' notice by the Distributor and will terminate automatically in the event of its assignment (as defined in the 1940 Act).

Pursuant to agreements entered into with such persons, the Distributor will make payments under each Plan to certain broker-dealers or other persons ("Investor Services Organizations") that enter into agreements with the Distributor in the form approved by the Board of Trustees to provide distribution assistance and shareholder support, account maintenance and educational and promotional services (which may include compensation and sales incentives to the registered brokers or other sales personnel of the broker-dealer or other financial entity that is a party to an investor services agreement) ("Investor Services Agreements"). No such Investor Services Agreements will be entered into during the first twelve months of operation. Each Investor Services Agreement will be a "related agreement" under the Plan of the relevant Fund. No Investor Services Agreement will provide for annual fees of more than 0.25% of a Fund's average daily net assets per annum attributable to Shares subject to such agreement.

Subject to an aggregate limitation of 0.25% of a Fund's average net assets per annum, the fees paid by a Fund under its Plan will be compensation for distribution, investor services or marketing services for that Fund. To the extent the Plan fees aggregate less than 0.25% per annum of the average daily net assets of a Fund, each Fund may also reimburse the Distributor and other persons for their respective costs incurred in printing prospectuses and producing advertising or marketing material prepared at the request of the Fund. The aggregate payments under each Plan will not exceed, on an annualized basis, 0.25% of average daily net assets of any Fund.

The continuation of the Distribution Agreement, any Investor Services Agreements and any other related agreements is subject to annual approval of the Board, including by a majority of the Independent Trustees, as described above.

Each of the Investor Services Agreements will provide that it may be terminated at any time, without the payment of any penalty, (i) by vote of a majority of the Independent Trustees or (ii) by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the relevant Fund, on at least 60 days' written notice to the other party. Each of the Distribution Agreement and the Investor Services Agreements is also terminable upon 60 days' notice by the Distributor and will terminate automatically in the event of its assignment (as defined in the 1940 Act). Each Investor Services Agreement is also terminable by the applicable Investor Service Organization upon 60 days' notice to the other party thereto.

The allocation among the Funds of fees and expenses payable under the Distribution Agreement and the Investor Services Agreements will be made pro rata in accordance with the daily net assets of the respective Funds.

The Distributor may also enter into agreements with securities dealers ("Soliciting Dealers") who will solicit purchases of Creation Unit aggregations of Fund Shares. Such Soliciting Dealers may also be Participating Parties (as defined in the "Book Entry Only System" section below), DTC Participants (as defined below) and/or Investor Services Organizations.

Pursuant to the Distribution Agreement, the Trust has agreed to indemnify the Distributor, and may indemnify Soliciting Dealers entering into agreements with the Distributor, for certain liabilities, including certain liabilities arising under the federal securities laws, unless such loss or liability results from willful misfeasance, bad faith or gross negligence in the performance of its duties or the reckless disregard of its obligations and duties under the Distribution Agreement or other agreement, as applicable.

                             BROKERAGE TRANSACTIONS

The policy of the Trust regarding purchases and sales of securities for the Funds is that primary consideration will be given to obtaining the most favorable prices and efficient executions of transactions. Consistent with this policy, when securities transactions are effected on a stock exchange, the Trust's policy is to pay commissions which are considered fair and reasonable without necessarily determining that the lowest possible commissions are paid in all circumstances. The Trust believes that a requirement always to seek the lowest possible commission cost could impede effective portfolio management and preclude the Funds and the Adviser from obtaining a high quality of brokerage and research services. In seeking to determine the reasonableness of brokerage commissions paid in any transaction, the Adviser relies upon its experience and knowledge regarding commissions generally charged by various brokers and on its judgment in evaluating the brokerage and research services received from the broker effecting the transaction. Such determinations are necessarily subjective and imprecise, as in most cases an exact dollar value for those services is not ascertainable. The Trust has adopted policies and procedures that prohibit the consideration of sales of a Fund's Shares as a factor in the selection of a broker or dealer to execute its portfolio transactions.

The Adviser owes a fiduciary duty to its clients to seek to provide best execution on trades effected. In selecting a broker/dealer for each specific transaction, the Adviser chooses the broker/dealer deemed most capable of providing the services necessary to obtain the most favorable execution. Best execution is generally understood to mean the most favorable cost or net proceeds reasonably obtainable under the circumstances. The full range of brokerage services applicable to a particular transaction may be considered when making this judgment, which may include, but is not limited to: liquidity, price, commission, timing, aggregated trades, capable floor brokers or traders, competent block trading coverage, ability to position, capital strength and stability, reliable and accurate communications and settlement processing, use of automation, knowledge of other buyers or sellers, arbitrage skills, administrative ability, underwriting and provision of information on a particular security or market in which the transaction is to occur. The specific criteria will vary depending upon the nature of the transaction, the market in which it is executed, and the extent to which it is possible to select from among multiple broker/dealers. The Adviser will also use electronic crossing networks (ECNs) when appropriate.

The Adviser does not presently participate in any soft dollar arrangements. It may aggregate trades with clients of SSgA, whose commission dollars may be used to generate soft dollar credits. Although the Adviser's clients' commissions are not used for soft dollars, the clients may benefit from the soft dollar products/services received by SSgA.

The Adviser assumes general supervision over placing orders on behalf of the Trust for the purchase or sale of portfolio securities. If purchases or sales of portfolio securities of the Trust and one or more other investment companies or clients supervised by the Adviser are considered at or about the same time, transactions in such securities are allocated among the several investment companies and clients in a manner deemed equitable and consistent with its fiduciary obligations to all by the Adviser. In some cases, this procedure could have a detrimental effect on the price or volume of the security so far as the Trust is concerned. However, in other cases, it is possible that the ability to participate in volume transactions and to negotiate lower brokerage commissions will be beneficial to the Trust. The primary consideration is prompt execution of orders at the most favorable net price.

The Funds will not deal with affiliates in principal transactions unless permitted by exemptive order or applicable rule or regulation. The table below shows the aggregate dollar amount of brokerage commissions paid by the Funds for the fiscal years ended June 30. None of the brokerage commissions paid were paid to affiliated brokers.

FUND                                              2007            2006           2005
------------------------------------------    -------------   -------------   -----------
SPDR DJ Wilshire Total Market ETF             $    6,670      $    2,463      $  53,955
SPDR DJ Wilshire Large Cap ETF                $      113      $      250      $     N/A(1)
SPDR DJ Wilshire Large Cap Growth ETF         $      968      $    7,622      $   1,052
SPDR DJ Wilshire Large Cap Value ETF          $    1,540      $    3,825      $     686
SPDR DJ Wilshire Mid Cap ETF                  $      264      $    4,925      $     N/A(1)
SPDR DJ Wilshire Mid Cap Growth ETF           $      286      $    6,312      $     N/A(1)
SPDR DJ Wilshire Mid Cap Value ETF            $      552      $    5,402      $     N/A(1)
SPDR DJ Wilshire Small Cap ETF                $      430      $    2,733      $     N/A(1)
SPDR DJ Wilshire Small Cap Growth ETF         $    3,433      $   16,736      $   1,030
SPDR DJ Wilshire Small Cap Value ETF          $    3,621      $   14,764      $  12,979
SPDR DJ Global Titans ETF                     $    7,119      $    3,603      $  20,139
DJ Wilshire REIT ETF                          $   67,430      $   55,775      $  56,308
KBW Bank ETF                                  $    1,653      $    1,064      $     N/A(1)
KBW Capital Markets ETF                       $    3,850      $      221      $     N/A(1)
KBW Insurance ETF                             $      734      $      152      $     N/A(1)
Morgan Stanley Technology ETF                 $    2,428      $    1,306      $   3,904
SPDR S&P Dividend ETF                         $   21,516      $    1,315      $     N/A(1)
SPDR S&P Aerospace & Defense ETF              $      N/A(1)   $      N/A(1)   $     N/A(1)
SPDR S&P Biotech ETF                          $    2,409      $    8,232      $     N/A(1)
SPDR S&P Building & Construction ETF          $      N/A(1)   $      N/A(1)   $     N/A(1)

FUND                                                     2007        2006       2005
-------------------------------------------------    ----------   ---------   --------
SPDR S&P Computer Hardware ETF                       $    N/A(1)  $   N/A(1)   $ N/A(1)
SPDR S&P Computer Software ETF                       $    N/A(1)  $   N/A(1)   $ N/A(1)
SPDR S&P Health Care Equipment ETF                   $    N/A(1)  $   N/A(1)   $ N/A(1)
SPDR S&P Health Care Services ETF                    $    N/A(1)  $   N/A(1)   $ N/A(1)
SPDR S&P Homebuilders ETF                            $ 13,897     $ 5,323      $ N/A(1)
SPDR S&P LeisureTime ETF                             $    N/A(1)  $   N/A(1)   $ N/A(1)
SPDR S&P Metals & Mining ETF                         $  4,638     $   N/A(1)   $ N/A(1)
SPDR S&P Oil & Gas Equipment & Services ETF          $    952     $   N/A(1)   $ N/A(1)
SPDR S&P Oil & Gas Exploration & Production ETF      $  2,792     $   N/A(1)   $ N/A(1)
SPDR S&P Outsourcing & IT Consulting ETF             $    N/A(1)  $   N/A(1)   $ N/A(1)
SPDR S&P Pharmaceuticals ETF                         $    229     $   N/A(1)   $ N/A(1)
SPDR S&P Retail ETF                                  $  7,856     $   N/A(1)   $ N/A(1)
SPDR S&P Semiconductor ETF                           $ 39,235     $ 8,332      $ N/A(1)
SPDR S&P Telecom ETF                                 $    N/A(1)  $   N/A(1)   $ N/A(1)
SPDR S&P Transportation ETF                          $    N/A(1)  $   N/A(1)   $ N/A(1)
KBW Regional Banking(SM) ETF                         $ 12,994     $   N/A(1)   $ N/A(1)
KBW Mortgage Finance(SM) ETF                         $    N/A(1)  $   N/A(1)   $ N/A(1)
SPDR Lehman 1-3 Month T-Bill ETF                     $   0.00(2)  $   N/A(1)   $ N/A(1)
SPDR Lehman Short Term Municipal Bond ETF            $    N/A(1)  $   N/A(1)   $ N/A(1)
SPDR Lehman Intermediate Term Treasury ETF           $   0.00(3)  $   N/A(1)   $ N/A(1)
SPDR Lehman Long Term Treasury ETF                   $   0.00(3)  $   N/A(1)   $ N/A(1)
SPDR Barclays Capital TIPS ETF                       $   0.00(2)  $   N/A(1)   $ N/A(1)
SPDR Lehman California Municipal Bond ETF            $    N/A(1)  $   N/A(1)   $ N/A(1)
SPDR Lehman New York Municipal Bond ETF              $    N/A(1)  $   N/A(1)   $ N/A(1)
SPDR Lehman Municipal Bond ETF                       $    N/A(1)  $   N/A(1)   $ N/A(1)
SPDR Lehman Aggregate Bond ETF                       $   0.00(3)  $   N/A(1)   $ N/A(1)
SPDR Lehman International Treasury Bond ETF          $    N/A(1)  $   N/A(1)   $ N/A(1)

------------
(1)   The Fund was not operational.

(2)   The Fund commenced operations on May 25, 2007.

(3)   The Fund commenced operations on May 23, 2007.

Securities of "Regular Broker-Dealer." The Funds are required to identify any securities of its "regular brokers and dealers" (as such term is defined in the 1940 Act) which they may hold at the close of their most recent fiscal year. "Regular brokers or dealers" of the Trust are the ten brokers or dealers that, during the most recent fiscal year: (i) received the greatest dollar amounts of brokerage commissions from the Trust's portfolio transactions; (ii) engaged as principal in the largest dollar amounts of portfolio transactions of the Trust; or (iii) sold the largest dollar amounts of the Trust's shares. The Funds are new and have not engaged in transactions prior to the date of this SAI.

Holdings in Shares of Regular Broker-Dealers as of June 30, 2007.

JPMorgan Chase & Co.                             $14,608,645
Morgan Stanley                                   $11,430,076
The Goldman Sachs Group, Inc.                    $ 9,401,965
Merrill Lynch & Co., Inc.                        $ 8,542,879
Lehman Brothers Holdings, Inc.                   $ 7,598,731
Bank Of New York Mellon Corp.                    $ 4,209,558
The Bear Stearns Cos., Inc                       $ 4,036,620
UBS Securities LLC                               $ 2,522,520
Barclays Capital Inc.                            $ 2,021,383
Investment Technology Group, Inc.                $ 1,897,984

Portfolio turnover may vary from year to year, as well as within a year. High turnover rates are likely to result in comparatively greater brokerage expenses. The portfolio turnover rate for each Fund is expected to be under 50%. The overall reasonableness of brokerage commissions is evaluated by the Adviser based upon its knowledge of available information as to the general level of commissions paid by other institutional investors for comparable services.

                             BOOK ENTRY ONLY SYSTEM

The following information supplements and should be read in conjunction with the section in the Prospectuses entitled "BUYING AND SELLING THE FUNDS."

DTC acts as securities depositary for the Shares. Shares of each Fund are represented by securities registered in the name of DTC or its nominee, Cede & Co., and deposited with, or on behalf of, DTC. Except in the limited circumstance provided below, certificates will not be issued for Shares.

DTC, a limited-purpose trust company, was created to hold securities of its participants (the "DTC Participants") and to facilitate the clearance and settlement of securities transactions among the DTC Participants in such securities through electronic book-entry changes in accounts of the DTC Participants, thereby eliminating the need for physical movement of securities certificates. DTC Participants include securities brokers and dealers, banks, trust companies, clearing corporations and certain other organizations, some of whom (and/or their representatives) own DTC. More specifically, DTC is owned by a number of its DTC Participants and by the New York Stock Exchange ("NYSE"), the AMEX and the FINRA. Access to the DTC system is also available to others such as banks, brokers, dealers and trust companies that clear through or maintain a custodial relationship with a DTC Participant, either directly or indirectly (the "Indirect Participants").

Beneficial ownership of Shares is limited to DTC Participants, Indirect Participants and persons holding interests through DTC Participants and Indirect Participants. Ownership of beneficial interests in Shares (owners of such beneficial interests are referred to herein as "Beneficial Owners") is shown on, and the transfer of ownership is effected only through, records maintained by DTC (with respect to DTC Participants) and on the records of DTC Participants (with respect to Indirect Participants and Beneficial Owners that are not DTC Participants). Beneficial Owners will receive from or through the DTC Participant a written confirmation relating to their purchase of Shares.

CONVEYANCE OF ALL NOTICES, STATEMENTS AND OTHER COMMUNICATIONS TO BENEFICIAL OWNERS IS EFFECTED AS FOLLOWS. Pursuant to the Depositary Agreement between the Trust and DTC, DTC is required to make available to the Trust upon request and for a fee to be charged to the Trust a listing of the Shares of each Fund held by each DTC Participant. The Trust shall inquire of each such DTC Participant as to the number of Beneficial Owners holding Shares, directly or indirectly, through such DTC Participant. The Trust shall provide each such DTC Participant with copies of such notice, statement or other communication, in such form, number and at such place as such DTC Participant may reasonably request, in order that such notice, statement or communication may be transmitted by such DTC Participant, directly or indirectly, to such Beneficial Owners. In addition, the Trust shall pay to each such DTC Participant a fair and reasonable amount as reimbursement for the expenses attendant to such transmittal, all subject to applicable statutory and regulatory requirements.

Share distributions shall be made to DTC or its nominee, Cede & Co., as the registered holder of all Shares. DTC or its nominee, upon receipt of any such distributions, shall credit immediately DTC Participants' accounts with payments in amounts proportionate to their respective beneficial interests in Shares of each Fund as shown on the records of DTC or its nominee. Payments by DTC Participants to Indirect Participants and Beneficial Owners of Shares held through such DTC Participants will be governed by standing instructions and customary practices, as is now the case with securities held for the accounts of customers in bearer form or registered in a "street name," and will be the responsibility of such DTC Participants.

The Trust has no responsibility or liability for any aspects of the records relating to or notices to Beneficial Owners, or payments made on account of beneficial ownership interests in such Shares, or for maintaining, supervising or reviewing any records relating to such beneficial ownership interests or for any other aspect of the relationship between DTC and the DTC Participants or the relationship between such DTC Participants and the Indirect Participants and Beneficial Owners owning through such DTC Participants.

DTC may determine to discontinue providing its service with respect to Shares at any time by giving reasonable notice to the Trust and discharging its responsibilities with respect thereto under applicable law. Under such circumstances, the Trust shall take action either to find a replacement for DTC to perform its functions at a comparable cost or, if such a replacement is unavailable, to issue and deliver printed certificates representing ownership of Shares, unless the Trust makes other arrangements with respect thereto satisfactory to the Exchange.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

Although the Funds do not have information concerning their beneficial ownership held in the names of DTC Participants, as of

October 2, 2007, the names, addresses and percentage ownership of each DTC Participant that owned of record 5% or more of the outstanding Shares of the Funds were as follows:

FUND                                              NAME AND ADDRESS                                 OWNERSHIP
------------------------------------------------  ---------------------------------------------   ------------
SPDR DJ Wilshire Total Market ETF                 National Financial Services, Inc.                 33.59%
                                                  200 Liberty Street
                                                  New York, NY 10281

                                                  Schwab (Charles) & Co., Inc.                      12.37%
                                                  101 Montgomery Street
                                                  San Francisco, CA 94101

                                                  TD Ameritrade, Inc.                                5.90%
                                                  4211 South 102nd Street
                                                  Omaha, NE 68127

                                                  American Enterprise Investment Services Inc.       5.84%
                                                  2723 AXP Financial Center
                                                  Minneapolis, MN 55474

SPDR DJ Wilshire Large Cap ETF                    Timber Hill L.L.C.                                53.03%
                                                  Two Pickwick Plaza
                                                  Greenwich, CT 06830

                                                  National Financial Services, Inc.                  9.68%
                                                  200 Liberty Street
                                                  New York, NY 10281

                                                  Merrill Lynch, Pierce Fenner & Smith, Inc.         6.32%
                                                  4 World Financial Center
                                                  New York, NY 10080

SPDR DJ Wilshire Large Cap Growth ETF             Schwab (Charles) & Co., Inc.                      28.66%
                                                  101 Montgomery Street
                                                  San Francisco, CA 94101

                                                  Linsco/Private Ledger Corp.                       16.80%
                                                  9785 Towne Centre Drive
                                                  San Diego, CA 92121

                                                  National Financial Services, Inc.                 10.04%
                                                  200 Liberty Street
                                                  New York, NY 10281

                                                  Morgan Stanley International, Ltd.                 8.42%
                                                  901 South Bond Street, 6th floor
                                                  Baltimore, MD 21231

                                                  Brown Brothers Harriman & Co.                      6.43%
                                                  525 Washington Blvd.
                                                  Jersey City, NJ 07310

                                                  TD Ameritrade, Inc.                                5.24%
                                                  4211 South 102nd Street
                                                  Omaha, NE 68127

SPDR DJ Wilshire Large Cap Value ETF              Schwab (Charles) & Co., Inc.                      16.73%
                                                  101 Montgomery Street
                                                  San Francisco, CA 94101

                                                  National Financial Services, Inc.                 16.27%
                                                  200 Liberty Street
                                                  New York, NY 10281

                                                  Pershing, L.L.C.                                   8.13%
                                                  One Pershing Plaza
                                                  Jersey City, NJ 07399

                                                  Merrill Lynch, Pierce Fenner & Smith, Inc.         7.56%
                                                  4 World Financial Center
                                                  New York, NY 10080

                                                  Morgan Stanley & Co. Incorporated/Retail           7.50%
                                                  75 Varick Street
                                                  New York, NY 11201

                                                  Citigroup Global Markets, Inc.                     6.13%
                                                  388 Greenwich Street
                                                  New York, NY 10013

                                                  TD Ameritrade, Inc.                                5.35%
                                                  4211 South 102nd Street
                                                  Omaha, NE 68127

                                                  American Enterprise Investment Services Inc.       5.04%
                                                  2723 AXP Financial Center
                                                  Minneapolis, MN 55474

SPDR DJ Wilshire Mid Cap ETF                      Schwab (Charles) & Co., Inc.                      17.41%
                                                  101 Montgomery Street
                                                  San Francisco, CA 94101

                                                  Goldman Sachs Execution & Clearing, L.P.          17.31%
                                                  120 Broadway, 6th Floor
                                                  New York, NY 10271

                                                  Timber Hill L.L.C.                                10.46%
                                                  Two Pickwick Plaza
                                                  Greenwich, CT 06830

                                                  National Financial Services, Inc.                  9.01%
                                                  200 Liberty Street
                                                  New York, NY 10281

                                                  Citigroup Global Markets, Inc.                     7.42%
                                                  388 Greenwich Street
                                                  New York, NY 10013

                                                  Pershing, L.L.C.                                   7.23%
                                                  One Pershing Plaza
                                                  Jersey City, NJ 07399

                                                  Merrill Lynch, Pierce Fenner & Smith, Inc.         5.13%
                                                  4 World Financial Center
                                                  New York, NY 10080

SPDR DJ Wilshire Mid Cap Growth ETF               Linsco/Private Ledger Corp.                       43.34%
                                                  9785 Towne Centre Drive

                                                  San Diego, CA 92121

                                                  National Financial Services, Inc.                 17.52%
                                                  200 Liberty Street
                                                  New York, NY 10281

                                                  Timber Hill L.L.C.                                16.65%
                                                  Two Pickwick Plaza
                                                  Greenwich, CT 06830

SPDR DJ Wilshire Mid Cap Value ETF                Timber Hill L.L.C.                                38.31%
                                                  Two Pickwick Plaza
                                                  Greenwich, CT 06830

                                                  TD Ameritrade, Inc.                               16.38%
                                                  4211 South 102nd Street
                                                  Omaha, NE 68127

                                                  Goldman Sachs Execution & Clearing, L.P.          10.96%
                                                  120 Broadway, 6th Floor
                                                  New York, NY 10271

                                                  National Financial Services, Inc.                  9.24%
                                                  200 Liberty Street
                                                  New York, NY 10281

                                                  Citigroup Global Markets, Inc.                     6.76%
                                                  388 Greenwich Street
                                                  New York, NY 10013

                                                  Schwab (Charles) & Co., Inc.                       5.99%
                                                  101 Montgomery Street
                                                  San Francisco, CA 94101

SPDR DJ Wilshire Small Cap ETF                    Timber Hill L.L.C.                                52.18%
                                                  Two Pickwick Plaza
                                                  Greenwich, CT 06830

                                                  Schwab (Charles) & Co., Inc.                      15.18%
                                                  101 Montgomery Street
                                                  San Francisco, CA 94101

                                                  Pershing, L.L.C.                                   7.57%
                                                  One Pershing Plaza
                                                  Jersey City, NJ 07399

                                                  National Financial Services, Inc.                  6.01%
                                                  200 Liberty Street
                                                  New York, NY 10281

SPDR DJ Wilshire Small Cap Growth ETF             Schwab (Charles) & Co., Inc.                      29.81%
                                                  101 Montgomery Street
                                                  San Francisco, CA 94101

                                                  TD Ameritrade, Inc.                               14.95%
                                                  4211 South 102nd Street
                                                  Omaha, NE 68127

                                                  Linsco/Private Ledger Corp.                        9.41%

                                                  9785 Towne Centre Drive
                                                  San Diego, CA 92121

                                                  National Financial Services Corp.                  8.48%
                                                  200 Liberty Street
                                                  New York, NY 10281

                                                  Timber Hill L.L.C.                                 7.47%
                                                  Two Pickwick Plaza
                                                  Greenwich, CT 06830

SPDR DJ Wilshire Small Cap Value ETF              Schwab (Charles) & Co., Inc.                      17.04%
                                                  101 Montgomery Street
                                                  San Francisco, CA 94101

                                                  National Financial Services, Inc.                 16.43%
                                                  200 Liberty Street
                                                  New York, NY 10281

                                                  TD Ameritrade, Inc.                               10.28%
                                                  4211 South 102nd Street
                                                  Omaha, NE 68127

                                                  Pershing, L.L.C.                                   7.45%
                                                  One Pershing Plaza
                                                  Jersey City, NJ 07399

                                                  Linsco/Private Ledger Corp.                        6.19%
                                                  9785 Towne Centre Drive
                                                  San Diego, CA 92121

SPDR DJ Global Titans ETF                         Lehman Brothers Inc.                              18.68%
                                                  70 Hudson Street
                                                  Jersey City, NJ 07302

                                                  Merrill Lynch, Pierce Fenner & Smith, Inc.         9.58%
                                                  4 World Financial Center
                                                  New York, NY 10080

                                                  Schwab (Charles) & Co., Inc.                       8.86%
                                                  101 Montgomery Street
                                                  San Francisco, CA 94101

                                                  National Financial Services, Inc.                  8.70%
                                                  200 Liberty Street
                                                  New York, NY 10281

DJ Wilshire REIT ETF                              Schwab (Charles) & Co., Inc.                      15.90%
                                                  101 Montgomery Street
                                                  San Francisco, CA 94101

                                                  State Street Bank & Trust Company                 15.67%
                                                  1776 Heritage Drive
                                                  North Quincy, MA 02171

                                                  National Financial Services, Inc.                 12.28%
                                                  200 Liberty Street
                                                  New York, NY 10281

KBW Bank ETF                                      State Street Bank & Trust Company                 33.96%
                                                  1776 Heritage Drive
                                                  North Quincy, MA 02171

                                                  First Clearing L.L.C.                             11.01%
                                                  Riverfront Plaza, 901 East Byrd Street
                                                  Richmond, VA 23219

                                                  Citigroup Global Markets, Inc.                     8.03%
                                                  388 Greenwich Street
                                                  New York, NY 10013

                                                  National Financial Services, Inc.                  6.89%
                                                  200 Liberty Street
                                                  New York, NY 10281

                                                  Schwab (Charles) & Co., Inc.                       6.26%
                                                  101 Montgomery Street
                                                  San Francisco, CA 94101

KBW Capital Markets ETF                           Credit Suisse Securities (USA) L.L.C.             20.42%
                                                  One Madison Avenue, 3rd Floor
                                                  New York, NY 10010

                                                  Lehman Brothers Inc.                              12.72%
                                                  70 Hudson Street
                                                  Jersey City, NJ 07302

                                                  Citigroup Global Markets, Inc.                     9.99%
                                                  388 Greenwich Street
                                                  New York, NY 10013

                                                  Schwab (Charles) & Co., Inc.                       7.97%
                                                  101 Montgomery Street
                                                  San Francisco, CA 94101

                                                  Goldman, Sachs International Ltd.                  7.13%
                                                  Peterborough Court, 133 Fleet Street
                                                  London, UK EC4A 2BB

                                                  Merrill Lynch, Pierce Fenner & Smith, Inc.         5.66%
                                                  4 World Financial Center
                                                  New York, NY 10080

                                                  DKWS/Equity Finance                               15.09%
                                                  C/O ADP Proxy Services

KBW Insurance ETF                                 Edgewood, NY 11717

                                                  Citigroup Global Markets, Inc.                    14.48%
                                                  388 Greenwich Street
                                                  New York, NY 10013

                                                  First Clearing L.L.C.                             12.50%
                                                  Riverfront Plaza, 901 East Byrd Street
                                                  Richmond, VA 23219

                                                  Goldman, Sachs & Co.                               8.92%
                                                  180 Maiden Lane
                                                  New York, NY 10038

                                                  Morgan Stanley & Co. Incorporated                  5.66%
                                                  1 Pierrepont Plaza, 5th Floor
                                                  Brooklyn, NY 11201

Morgan Stanley Technology ETF                     First Clearing L.L.C.                             19.88%
                                                  Riverfront Plaza, 901 East Byrd Street
                                                  Richmond, VA 23219

                                                  The Northern Trust Company                        10.66%
                                                  50 South LaSalle Street, Level A
                                                  Chicago, IL 60675

                                                  Schwab (Charles) & Co., Inc.                       6.65%
                                                  101 Montgomery Street
                                                  San Francisco, CA 94101

                                                  M&I Marshall & Ilsley Bank                         6.12%
                                                  1000 North Water Street
                                                  Milwaukee, WI 53202

                                                  Morgan Stanley & Co. Incorporated/Retail           5.82%
                                                  75 Varick Street
                                                  New York, NY 11201

SPDR S&P Dividend ETF                             Schwab (Charles) & Co., Inc.                      15.05%
                                                  101 Montgomery Street
                                                  San Francisco, CA 94101

                                                  National Financial Services, Inc.                 11.65%
                                                  200 Liberty Street
                                                  New York, NY 10281

                                                  First Clearing L.L.C.                             10.26%
                                                  Riverfront Plaza, 901 East Byrd Street
                                                  Richmond, VA 23219

SPDR S&P Biotech ETF                              Brown Brothers Harriman & Co.                     36.14%
                                                  525 Washington Blvd.
                                                  Jersey City, NJ 07310

                                                  National Financial Services, Inc.                  7.22%
                                                  200 Liberty Street
                                                  New York, NY 10281

                                                  Schwab (Charles) & Co., Inc.                       6.56%
                                                  101 Montgomery Street
                                                  San Francisco, CA 94101

SPDR S&P Homebuilders ETF                         State Street Bank & Trust Company                 41.79%
                                                  1776 Heritage Drive
                                                  North Quincy, MA 02171

                                                  National Financial Services, Inc.                  6.36%
                                                  200 Liberty Street
                                                  New York, NY 10281

                                                  Schwab (Charles) & Co., Inc.                       5.37%
                                                  101 Montgomery Street

                                                  San Francisco, CA 94101

                                                  National Financial Services, Inc.                 11.25%
                                                  200 Liberty Street
SPDR S&P Metals & Mining ETF                      New York, NY 10281

                                                  JPMorgan Chase Bank N.A.                           8.79%
                                                  4 New York Plaza, 11th Floor
                                                  New York, NY 10004

                                                  Lehman Brothers Inc.                               8.77%
                                                  70 Hudson Street
                                                  Jersey City, NJ 07302

                                                  Citigroup Global Markets, Inc.                     8.43%
                                                  388 Greenwich Street
                                                  New York, NY 10013

                                                  Schwab (Charles) & Co., Inc.                       7.66%
                                                  101 Montgomery Street
                                                  San Francisco, CA 94101

                                                  Morgan Stanley & Co. Incorporated                  6.87%
                                                  1 Pierrepont Plaza, 5th Floor
                                                  Brooklyn, NY 11201

                                                  Pershing, L.L.C.                                   6.31%
                                                  One Pershing Plaza
                                                  Jersey City, NJ 07399

                                                  Credit Suisse Securities (USA) L.L.C.              5.42%
                                                  One Madison Avenue, 3rd Floor
                                                  New York, NY 10010

SPDR S&P Oil & Gas Equipment & Services ETF       First Clearing L.L.C.                             39.55%
                                                  Riverfront Plaza, 901 East Byrd Street
                                                  Richmond, VA 23219

                                                  Schwab (Charles) & Co., Inc.                       9.66%
                                                  101 Montgomery Street
                                                  San Francisco, CA 94101

                                                  Morgan Stanley & Co. Incorporated                  6.74%
                                                  1 Pierrepont Plaza, 5th Floor
                                                  Brooklyn, NY 11201

                                                  National Financial Services, Inc.                  6.36%
                                                  200 Liberty Street
                                                  New York, NY 10281

SPDR S&P Oil & Gas Exploration & Production ETF   Goldman, Sachs & Co.                              28.51%
                                                  180 Maiden Lane
                                                  New York, NY 10038

                                                  Banc of America Securities, L.L.C.                19.04%
                                                  100 West 33rd Street, 9th Floor
                                                  New York, NY 10001

                                                  Morgan Stanley & Co. Incorporated                  5.21%

                                                  1 Pierrepont Plaza, 5th Floor
                                                  Brooklyn, NY 11201

                                                  National Financial Services, Inc.                  5.00%
                                                  200 Liberty Street
                                                  New York, NY 10281

SPDR S&P Pharmaceuticals ETF                      Bear Stearns Securities Corp.                     19.66%
                                                  245 Park Avenue
                                                  New York, NY 10167

                                                  Schwab (Charles) & Co., Inc.                      13.21%
                                                  101 Montgomery Street
                                                  San Francisco, CA 94101

                                                  Morgan Stanley & Co. Incorporated                  9.99%
                                                  1 Pierrepont Plaza, 5th Floor
                                                  Brooklyn, NY 11201

                                                  National Financial Services, Inc.                  7.95%
                                                  200 Liberty Street
                                                  New York, NY 10281

                                                  UBS Financial Services Inc.                        6.23%
                                                  1000 Harbor Boulevard
                                                  Weehawken, NJ 07086

                                                  Morgan Stanley & Co. Incorporated/Retail           5.34%
                                                  75 Varick Street
                                                  New York, NY 11201

SPDR S&P Retail ETF                               State Street Bank & Trust Company                 87.00%
                                                  1776 Heritage Drive
                                                  North Quincy, MA 02171

                                                  Bank of New York                                  39.70%
                                                  One Wall Street, 5th Floor
SPDR S&P Semiconductor ETF                        New York, NY 10286

                                                  State Street Bank & Trust Company                 29.53%
                                                  1776 Heritage Drive
                                                  North Quincy, MA 02171

                                                  JPMorgan Chase Bank N.A.                          14.09%
                                                  4 New York Plaza, 11th Floor
                                                  New York, NY 10004

                                                  Schwab (Charles) & Co., Inc.                       6.18%
                                                  101 Montgomery Street
                                                  San Francisco, CA 94101

KBW Regional Banking ETF                          Merrill Lynch, Pierce Fenner & Smith, Inc.        18.42%
                                                  4 World Financial Center
                                                  New York, NY 10080

                                                  Credit Suisse Securities (USA) L.L.C.             11.84%
                                                  One Madison Avenue, 3rd Floor
                                                  New York, NY 10010

                                                  Morgan Stanley & Co. Incorporated                 10.63%
                                                  1 Pierrepont Plaza, 5th Floor
                                                  Brooklyn, NY 11201

                                                  State Street Bank & Trust Company                  7.06%
                                                  1776 Heritage Drive
                                                  North Quincy, MA 02171

                                                  UBS Securities L.L.C.                              6.79%
                                                  677 Washington Boulevard
                                                  Stamford, CT 06912

                                                  National Financial Services, Inc.                  5.41%
                                                  200 Liberty Street
                                                  New York, NY 10281

SPDR Lehman 1-3 Month T-Bill ETF                  Citigroup Global Markets, Inc.                    28.58%
                                                  388 Greenwich Street
                                                  New York, NY 10013

                                                  National Financial Services, Inc.                 11.32%
                                                  200 Liberty Street
                                                  New York, NY 10281

                                                  Fiserv Trust Company                               7.06%
                                                  717 17th Street
                                                  Denver, CO 80202

                                                  Merrill Lynch, Pierce Fenner & Smith, Inc.         5.30%
                                                  4 World Financial Center
                                                  New York, NY 10080

                                                  Bank of New York                                   5.25%
                                                  One Wall Street, 5th Floor
                                                  New York, NY 10286

SPDR Lehman Intermediate Term Treasury ETF        Merrill Lynch & Co., Inc.                         71.62%
                                                  4 World Financial Center
                                                  250 Vesey Street
                                                  New York, NY 10080

                                                  Pershing, L.L.C.                                   5.80%
                                                  One Pershing Plaza
                                                  Jersey City, NJ 07399

                                                  UBS Financial Services Inc.                        5.78%
                                                  1000 Harbor Boulevard
                                                  Weehawken, NJ 07086

SPDR Lehman Long Term Treasury ETF                Citigroup Global Markets, Inc.                    66.54%
                                                  388 Greenwich Street
                                                  New York, NY 10013

                                                  Merrill Lynch, Pierce Fenner & Smith, Inc.         5.84%
                                                  4 World Financial Center
                                                  New York, NY 10080

SPDR Barclays Capital TIPS ETF                    Schwab (Charles) & Co., Inc.                      30.35%
                                                  101 Montgomery Street

                                                  San Francisco, CA 94101

                                                  National Financial Services, Inc.                 29.09%
                                                  200 Liberty Street
                                                  New York, NY 10281

                                                  TD Ameritrade, Inc.                                7.56%
                                                  4211 South 102nd Street
                                                  Omaha, NE 68127

SPDR Lehman Aggregate Bond ETF                    Fiduciary - SSB                                   43.65%
                                                  1776 Heritage Drive, 5th Floor
                                                  Quincy, MA 02171

                                                  Citigroup Global Markets, Inc.                     9.76%
                                                  388 Greenwich Street
                                                  New York, NY 10013

                                                  Bear, Stearns Securities Corp.                     7.50%
                                                  245 Park Avenue
                                                  New York, NY 10167

                                                  Merrill Lynch & Co., Inc.                          6.86%
                                                  4 World Financial Center
                                                  250 Vesey Street
                                                  New York, NY 10080

                                                  First Clearing L.L.C.                              5.37%
                                                  Riverfront Plaza, 901 East Byrd Street
                                                  Richmond, VA 23219

SPDR Lehman Municipal Bond ETF                    Merrill Lynch & Co., Inc.                         60.00%
                                                  4 World Financial Center
                                                  250 Vesey Street
                                                  New York, NY 10080

                                                  National Financial Services, Inc.                 11.95%
                                                  200 Liberty Street
                                                  New York, NY 10281

                                                  Bear, Stearns Securities Corp.                    10.95%
                                                  245 Park Avenue
                                                  New York, NY 10167

                                                  Citigroup Global Markets, Inc.                     6.97%
                                                  388 Greenwich Street
                                                  New York, NY 10013

Prior to October 2, 2007, SPDR Lehman Short Term Municipal Bond ETF, SPDR Lehman California Municipal Bond ETF, SPDR Lehman New York Municipal Bond ETF, SPDR Lehman International Treasury Bond ETF and SPDR Lehman High Yield Bond ETF had not yet commenced operations and therefore did not have any shareholders who beneficially owned of record 5% or more of the outstanding Shares of such Funds.

An Authorized Participant (as defined below) may hold of record more than 25% of the outstanding Shares of a Fund. From time to time, Authorized Participants may be a beneficial and/or legal owner of certain Funds, may be affiliated with an index provider, may be deemed to have control of the applicable Fund and/or may be able to affect the outcome of matters presented for a vote of the shareholders of such Fund(s). Authorized Participants may execute an irrevocable proxy granting the Distributor or another affiliate of State Street (the "Agent") power to vote or abstain from voting such Authorized Participant's beneficially or legally owned Shares of the applicable Fund. In such cases, the Agent shall mirror vote (or abstain from voting) such Shares in the same proportion as all other beneficial owners of the applicable Fund.

The Trustees and Officers of the Trust, as a group, own less than 1% of the Trust's voting securities as of the date of this SAI.

                    PURCHASE AND REDEMPTION OF CREATION UNITS

PURCHASE (CREATION). The Trust issues and sells Shares of each Fund only: (i) in Creation Units on a continuous basis through the Principal Underwriter, without a sales load, at their net asset value next determined after receipt, on any Business Day (as defined below), of an order in proper form pursuant to the terms of the Authorized Participant Agreement ("Participant Agreement"); or (ii) pursuant to the Dividend Reinvestment Service (as defined below).

A "Business Day" with respect to each Fund (except for the Aggregate Bond ETF, Municipal Bond ETFs and High Yield Bond ETF) is any day except weekends and the following holidays: New Year's Day, Dr. Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day (observed), Independence Day, Labor Day, Thanksgiving Day and Christmas Day. A "Business Day" with respect to the Aggregate Bond ETF, Municipal Bond ETFs and High Yield Bond ETF is any day except weekends and the following holidays: New Year's Day, Dr. Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day (observed), Independence Day, Labor Day, Columbus Day, Veterans Day, Thanksgiving Day and Christmas Day.

FUND DEPOSIT. The consideration for purchase of a Creation Unit of a Fund (except the Municipal Bond ETFs, International Treasury Bond ETF and High Yield Bond ETF) generally consists of the in-kind deposit of a designated portfolio of fixed income securities -- the "Deposit Securities" per each Creation Unit, constituting a substantial replication, or a portfolio sampling representation, of the securities included in the relevant Fund's benchmark index and an amount of cash, the "Cash Component", computed as described below. The consideration for the purchase of a Creation Unit of the Municipal Bond ETFs, International Treasury Bond ETF and High Yield Bond ETF generally consists of a cash payment equal in value to the Deposit Securities, the "Deposit Cash", together with the Cash Component. When accepting purchases of Creation Units for cash, the Municipal Bond ETFs, International Treasury Bond ETF and High Yield Bond ETF may incur additional costs associated with the acquisition of Deposit Securities that would otherwise be provided by an in-kind purchaser.

Together, the Deposit Securities or Deposit Cash, as applicable, and the Cash Component constitute the "Fund Deposit," which represents the minimum initial and subsequent investment amount for a Creation Unit of any Fund. The Cash Component, which in the case of the SPDR S&P Dividend ETF includes a Dividend Equivalent Payment, is an amount equal to the difference between the net asset value of the Shares (per Creation Unit) and the market value of the Deposit Securities or Deposit Cash, as applicable. The "Dividend Equivalent Payment" enables a Fund (and, in particular, the SPDR S&P Dividend ETF) to make a complete distribution of dividends on the day preceding the next dividend payment date, and is an amount equal, on a per Creation Unit basis, to the dividends on all the portfolio securities of the Fund ("Dividend Securities") with ex-dividend dates within the accumulation period for such distribution (the "Accumulation Period"), net of expenses and liabilities for such period, as if all of the Dividend Securities had been held by the Fund for the entire Accumulation Period. The Accumulation Period begins on the ex-dividend date for each Fund and ends on the day preceding the next ex-dividend date. If the Cash Component is a positive number (i.e., the net asset value per Creation Unit exceeds the market value of the Deposit Securities or Deposit Cash), the Cash Component shall be such positive amount. If the Cash Component is a negative number (i.e., the net asset value per Creation Unit is less than the market value of the Deposit Securities or Deposit Cash), the Cash Component shall be such negative amount and the creator will be entitled to receive cash in an amount equal to the Cash Component. The Cash Component serves the function of compensating for any differences between the net asset value per Creation Unit and the market value of the Deposit Securities or Deposit Cash. Computation of the Cash Component excludes any stamp duty or other similar fees and expenses payable upon transfer of beneficial ownership of the Deposit Securities, if applicable, which shall be the sole responsibility of the Authorized Participant (as defined below).

The Custodian, through NSCC, makes available on each Business Day, immediately prior to the opening of business on the Exchange (currently 9:30 a.m., Eastern time), the list of the names and the required number of shares of each Deposit Security or the required amount of Deposit Cash, as applicable, to be included in the current Fund Deposit (based on information at the end of the previous Business Day) for each Fund. Such Fund Deposit is subject to any applicable adjustments as described below, in order to effect purchases of Creation Units of a given Fund until such time as the next-announced composition of the Deposit Securities or the required amount of Deposit Cash, as applicable, is made available.

The identity and number of shares of the Deposit Securities or the amount of Deposit Cash, as applicable, required for a Fund Deposit for each Fund changes as rebalancing adjustments, interest payments and corporate action events are reflected from time to time by the Adviser with a view to the investment objective of the applicable Fund. The composition of the Deposit Securities may also change in response to adjustments to the weighting or composition of the Component Stocks of the relevant index.

The Trust intends to require the substitution of an amount of cash (i.e., a "cash in lieu" amount) to replace any Deposit Security of the Aggregate Bond ETF that is a TBA transaction. The amount of cash contributed will be equivalent to the price of the TBA transaction listed as a Deposit Security. In addition, the Trust reserves the right to permit or require the substitution of a "cash in lieu" amount to be added to the Cash Component to replace any Deposit Security which: (i) may not be available in sufficient quantity for delivery, (ii) may not be eligible for transfer through the systems of DTC for corporate securities and municipal securities or the Federal Reserve System for U.S. Treasury securities; (iii) may not be eligible for trading by an Authorized Participant (as defined below) or the investor for which it is acting; (iv) would be restricted under the securities laws or where the delivery of the Deposit Security to the Authorized Participant would result in the disposition of the Deposit Security by the Authorized Participant becoming restricted under the securities laws, or (v) in certain other situations (collectively, "custom orders"). The Trust also reserves the right to: (i) permit or require the substitution of Deposit Securities in lieu of Deposit Cash; and (ii) include or remove Deposit Securities from the basket in anticipation of index rebalancing changes. The adjustments described above will reflect changes, known to the Adviser on the date of announcement to be in effect by the time of delivery of the Fund Deposit, in the composition of the subject index being tracked by the relevant Fund or resulting from certain corporate actions.

PROCEDURES FOR PURCHASE OF CREATION UNITS. To be eligible to place orders with the Principal Underwriter to purchase a Creation Unit of a Fund, an entity must be (i) a "Participating Party", i.e., a broker-dealer or other participant in the clearing process through the Continuous Net Settlement System of the NSCC (the "Clearing Process"), a clearing agency that is registered with the SEC; or
(ii) a DTC Participant (see "BOOK ENTRY ONLY SYSTEM"), and, with respect to the Fixed Income ETFs (except with respect to the International Treasury Bond ETF), has the ability to clear through the Federal Reserve System. In addition, each Participating Party or DTC Participant (each, an "Authorized Participant") must execute a Participant Agreement that has been agreed to by the Principal Underwriter and the Transfer Agent, and that has been accepted by the Trust, with respect to purchases and redemptions of Creation Units. Each Authorized Participant will agree, pursuant to the terms of a Participation Agreement, on behalf of itself or any investor on whose behalf it will act, to certain conditions, including that it will pay to the Trust, an amount of cash sufficient to pay the Cash Component together with the Creation Transaction Fee (defined below).

All orders to purchase Shares directly from a Fund, including custom orders, must be placed for one or more Creation Units and in the manner and by the time set forth in the Participant Agreement and the order form. The date on which an order to purchase Creation Units (or an order to redeem Creation Units, as set forth below) is referred to as the "Order Placement Date."

An Authorized Participant may require an investor to make certain representations or enter into agreements with respect to the order (e.g., to provide for payments of cash, when required). Investors should be aware that their particular broker may not have executed a Participant Agreement and that, therefore, orders to purchase Shares directly from a Fund in Creation Units have to be placed by the investor's broker through an Authorized Participant that has executed a Participant Agreement. In such cases there may be additional charges to such investor. At any given time, there may be only a limited number of broker-dealers that have executed a Participant Agreement and only a small number of such Authorized Participants may have international capabilities.

On days when the Exchange closes earlier than normal or, with respect to the Fixed Income ETFs, the bond markets close earlier than normal, the Funds may require orders to create Creation Units to be placed earlier in the day. Orders must be transmitted by an Authorized Participant by telephone or other transmission method acceptable to the Distributor pursuant to procedures set forth in the Participant Agreement. Those placing orders through an Authorized Participant should allow sufficient time to permit proper submission of the purchase order to the Principal Underwriter by the cut-off time on such Business Day. Economic or market disruptions or changes, or telephone or other communication failure may impede the ability to reach the Distributor or an Authorized Participant.

ADDITIONAL PROCEDURES FOR FIXED INCOME ETFs. Fund Deposits must be delivered by an Authorized Participant through the Federal Reserve System (for cash and U.S. government securities) and/or through DTC (for corporate securities and municipal securities) and/or through a subcustody agent (for foreign securities with respect to the International Treasury Bond ETF). The Fund Deposit transfer must be ordered by the DTC Participant in a timely fashion so as to ensure the delivery of the requisite number of Deposit Securities or Deposit Cash, as applicable, through DTC to the account of the Fund by no later than 3:00 p.m., Eastern time, on the Settlement Date. The "Settlement Date" for all Funds (except the SPDR Lehman 1-3 Month T-Bill ETF ("T-Bill ETF") and TIPS ETF) is generally the third business day after the Order Placement Date and the "Settlement Date" for the T-Bill ETF and TIPS ETF is generally the first business day after the Order Placement Date. All questions as to the number of Deposit Securities or Deposit Cash to be delivered, as applicable, and the validity, form and eligibility (including time of receipt) for the deposit of any tendered securities or cash, as applicable, will be determined by the Trust, whose determination shall be final and binding. The amount of cash represented by the Cash Component must be transferred directly to the Custodian through the Federal Reserve Bank wire transfer system in a timely manner so as to be received by the Custodian no later than 3:00 p.m., Eastern time, on the Settlement Date. If the Cash Component and the Deposit Securities or Deposit Cash, as applicable, are not received by 3:00 p.m., Eastern time, on the Settlement Date, the creation order may be cancelled. Upon written notice to the Distributor, such canceled order may be resubmitted the following Business Day using a Fund Deposit as newly constituted to reflect the then current NAV of the Fund. The delivery of Creation Units so created generally will occur no later than the third Business Day following the day on which the purchase order is deemed received by the Distributor.

The order shall be deemed to be received on the Business Day on which the order is placed provided that the order is placed in proper form prior to the applicable cut-off time and the federal funds in the appropriate amount are deposited with by 3:00 p.m., Eastern time, with the Custodian on the Settlement Date. If the order is not placed in proper form as required, or federal funds in the appropriate amount are not received by 3:00 p.m. Eastern time on the Settlement Date, then the order may be deemed to be rejected and the Authorized Participant shall be liable to each Fund for losses, if any, resulting therefrom.

ISSUANCE OF A CREATION UNIT. Except as provided herein, Creation Units will not be issued until the transfer of good title to the Trust of the Deposit Securities or payment of Deposit Cash, as applicable, and the payment of the Cash Component have been completed. With respect to the International Treasury Bond ETF, when the subcustodian has confirmed to the Custodian that the required Deposit Securities (or the cash value thereof) have been delivered to the account of the relevant subcustodian or subcustodians, the Principal Underwriter and the Adviser shall be notified of such delivery, and the Trust will issue and cause the delivery of the Creation Units.

Creation Units may be purchased in advance of receipt by the Trust of all or a portion of the applicable Deposit Securities as described below. In these circumstances, the initial deposit will have a value greater than the net asset value of the Shares on the date the order is placed in proper form since in addition to available Deposit Securities, cash must be deposited in an amount equal to the sum of (i) the Cash Component, plus (ii) as additional amount of cash equal to a percentage of the market value as set forth in the Participant Agreement, of the undelivered Deposit Securities (the "Additional Cash Deposit"), which shall be maintained in a separate non-interest bearing collateral account. An additional amount of cash shall be required to be deposited with the Trust, pending delivery of the missing Deposit Securities to the extent necessary to maintain the Additional Cash Deposit with the Trust in an amount at least equal to the applicable percentage, as set forth in the Participant Agreement, of the daily marked to market value of the missing Deposit Securities. The Participant Agreement will permit the Trust to buy the missing Deposit Securities at any time. Authorized Participants will be liable to the Trust for the costs incurred by the Trust in connection with any such purchases. These costs will be deemed to include the amount by which the actual purchase price of the Deposit Securities exceeds the market value of such Deposit Securities on the day the purchase order was deemed received by the Principal Underwriter plus the brokerage and related transaction costs associated with such purchases. The Trust will return any unused portion of the Additional Cash Deposit once all of the missing Deposit Securities have been properly received by the Custodian or purchased by the Trust and deposited into the Trust. In addition, a Transaction Fee as set forth below under "Creation Transaction Fees" will be charged in all cases. The delivery of Creation Units so created generally will occur no later than the Settlement Date.

ACCEPTANCE OF ORDERS OF CREATION UNITS. The Trust reserves the absolute right to reject an order for Creation Units transmitted to it by the Principal Underwriter in respect of any Fund if (a) the order is not in proper form; (b) the Deposit Securities or Deposit Cash, as applicable, delivered by the Participant are not as disseminated through the facilities of the NSCC for that date by the Custodian; (c) the investor(s), upon obtaining the Shares ordered, would own 80% or more of the currently outstanding Shares of any Fund; (d) acceptance of the Deposit Securities would have certain adverse tax consequences to the Fund; (e) the acceptance of the Fund Deposit would, in the opinion of counsel, be unlawful; (f) the acceptance of the Fund Deposit would otherwise, in the discretion of the Trust or the Adviser, have an adverse effect on the Trust or the rights of beneficial owners; (g) the acceptance or receipt of the order for a Creation Unit would, in the opinion of counsel to the Trust, be unlawful; or (h) in the event that circumstances outside the control of the Trust, the Custodian, the Transfer Agent and/or the Adviser make it for all practical purposes not feasible to process orders for Creation Units. Examples of such circumstances include acts of God or public service or utility problems such as fires, floods, extreme weather conditions and power outages resulting in telephone, telecopy and computer failures; market conditions or activities causing trading halts; systems failures involving computer or other information systems affecting the Trust, the Principal Underwriter, the Custodian, the Transfer Agent, DTC, NSCC, Federal Reserve System, or any other participant in the creation process, and other extraordinary events. The Principal Underwriter shall notify a prospective creator of a Creation Unit and/or the Authorized Participant acting on behalf of the creator of a Creation Unit of its rejection of the order of such person. The Trust, the Transfer Agent, the Custodian and the Principal Underwriter are under no duty, however, to give notification of any defects or irregularities in the delivery of Fund Deposits nor shall either of them incur any liability for the failure to give any such notification. The Trust, the Transfer Agent, the Custodian and the Principal Underwriter shall not be liable for the rejection of any purchase order for Creation Units. All questions as to the number of shares of each security in the Deposit Securities and the validity, form, eligibility and acceptance for deposit of any securities to be delivered shall be determined by the Trust, and the Trust's determination shall be final and binding.

CREATION TRANSACTION FEE. A purchase (i.e., creation) transaction fee is imposed for the transfer and other transaction costs associated with the purchase of Creation Units, and investors will be required to pay a fixed creation transaction fee regardless of the number of Creation Units created in the transaction, as set forth in each Fund's Prospectus, as may be revised from time to time. The Funds may adjust the creation transaction fee from time to time based upon actual experience. An additional charge for cash purchases, custom orders, or partial cash purchases for each Fund may be imposed. Investors who use the services of a broker or other such intermediary may be charged a fee for such services. Investors are responsible for the costs of transferring the securities constituting the Deposit Securities to the account of the Trust.

REDEMPTION. Shares may be redeemed only in Creation Units at their net asset value next determined after receipt of a redemption request in proper form by the Fund through the Transfer Agent and only on a Business Day. EXCEPT UPON LIQUIDATION OF A FUND, THE TRUST WILL NOT REDEEM SHARES IN AMOUNTS LESS THAN CREATION UNITS. Investors must accumulate enough Shares in the secondary market to constitute a Creation Unit in order to have such Shares redeemed by the Trust. There can be no assurance, however, that there will be sufficient liquidity in the public trading market at any time to permit assembly of a Creation Unit. Investors should expect to incur brokerage and other costs in connection with assembling a sufficient number of Shares to constitute a redeemable Creation Unit.

With respect to each Fund, the Custodian, through the NSCC, makes available immediately prior to the opening of business on the Exchange (currently 9:30 am, Eastern time) on each Business Day, the list of the names and share quantities of each Fund's portfolio securities that will be applicable (subject to possible amendment or correction) to redemption requests received in proper form (as defined below) on that day ("Fund Securities"). Fund Securities received on redemption may not be identical to Deposit Securities which are applicable to purchases of Creation Units for all Funds except the Municipal Bond ETFs and High Yield Bond ETF.

Unless cash redemptions are available or specified for a Fund, the redemption proceeds for a Creation Unit generally consist of Fund Securities -- as announced by the Custodian on the Business Day of the request for redemption received in proper form plus cash in an amount equal to the difference between the net asset value of the Shares being redeemed, as next determined after a receipt of a request in proper form, and the value of the Fund Securities (the "Cash Redemption Amount"), less a fixed redemption transaction fee as set forth below. In the event that the Fund Securities have a value greater than the net asset value of the Shares, a compensating cash payment equal to the differential is required to be made by or through an Authorized Participant by the redeeming shareholder. Notwithstanding the foregoing: (i) the Trust will substitute a cash-in-lieu amount to replace any Fund Security of the Aggregate Bond ETF that is a TBA transaction and the amount of cash paid out in such cases will be equivalent to the value of the TBA transaction listed as a Fund Security; and
(ii) at Trust's discretion with respect to the Municipal Bond ETFs and High Yield Bond ETF, an Authorized Participant may receive the corresponding cash value of the securities in lieu of the in-kind securities value representing one or more Fund Securities.

REDEMPTION TRANSACTION FEE. A redemption transaction fee is imposed for the transfer and other transaction costs associated with the redemption of Creation Units, and investors will be required to pay a fixed redemption transaction fee regardless of the number of Creation Units created in the transaction, as set forth in each Fund's Prospectus, as may be revised from time to time. The redemption transaction fee is the same no matter how many Creation Units are being redeemed pursuant to any one redemption request. The Funds may adjust the redemption transaction fee from time to time based upon actual experience. An additional charge for cash redemptions, custom orders, or partial cash redemptions (when cash redemptions are available) for each Fund may be imposed. Investors who use the services of a broker or other such intermediary may be charged a fee for such services. Investors are responsible for the costs of transferring the Fund Securities from the Trust to their account or on their order.

PROCEDURES FOR REDEMPTION OF CREATION UNITS - EQUITY ETFs. Orders to redeem Creation Units must be submitted in proper form to the Transfer Agent prior to the time as set forth in the Participant Agreement. A redemption request is considered to be in "proper form" if (i) an Authorized Participant has transferred or cause to be transferred to the Trust's Transfer Agent the Creation Unit(s) being redeemed through the book-entry system of DTC so as to be effective by the time as set forth in the Participant Agreement and (ii) a request in form satisfactory to the Trust is received by the Transfer Agent from the Authorized Participant on behalf of itself or another redeeming investor within the time periods specified in the Participant Agreement. If the Transfer Agent does not receive the investor's Shares through DTC's facilities by the times and pursuant to the other terms and conditions set forth in the Participant Agreement, the redemption request shall be rejected.

The Authorized Participant must transmit the request for redemption, in the form required by the Trust, to the Transfer Agent in accordance with procedures set forth in the Authorized Participant Agreement. Investors should be aware that their particular broker may not have executed an Authorized Participant Agreement, and that, therefore, requests to redeem Creation Units may have to be placed by the investor's broker through an Authorized Participant who has executed an Authorized Participant Agreement. Investors making a redemption request should be aware that such request must be in the form specified by such Authorized Participant. Investors making a request to redeem Creation Units should allow sufficient time to permit proper submission of the request by an Authorized Participant and transfer of the Shares to the Trust's Transfer Agent; such investors should allow for the additional time that may be required to effect redemptions through their banks, brokers or other financial intermediaries if such intermediaries are not Authorized Participants.

PROCEDURES FOR REDEMPTION OF CREATION UNITS - FIXED INCOME ETFs. To be eligible to place redemption orders for Creation Units of the Funds, an entity must be a DTC Participant that has executed a Participant Agreement and have the ability to transact through the Federal Reserve System (except with respect to the International Treasury Bond ETF). Orders to redeem Creation Units must be submitted in proper form to the Transfer Agent prior to the time as set forth in the Participant Agreement and the order form. A redemption request is considered to be in "proper form" if (i) such order is accompanied or followed by the requisite number of shares of the Fund specified in such order, which delivery must be made through DTC to the Custodian no later than 3:00 p.m., Eastern time, on the Settlement Date; and (ii) all other procedures set forth in the Participant Agreement are properly followed. On days when the Exchange or the bond markets close earlier than normal, the Funds may require orders to redeem Creation Units to be placed earlier in the day. After the Trust has deemed an order for redemption received, the Trust will initiate procedures to transfer the requisite Fund Securities and the Cash Redemption Amount to the Authorized Participant on behalf of the redeeming beneficial owner by the Settlement Date.

The calculation of the value of the Fund Securities and the Cash Redemption Amount to be delivered upon redemption will be made by the Custodian according to the procedures set forth under "Determination of Net Asset Value", computed on the Business Day on which a redemption order is deemed received by the Trust. Therefore, if a redemption order in proper form is submitted to the Principal Underwriter by a DTC Participant by the specified time on the Order Placement Date, and the requisite number of shares of the relevant Fund are delivered to the Custodian prior to 3:00 p.m. Eastern time on the Settlement Date, then the value of the Fund Securities and the Cash Redemption Amount to be delivered will be determined by the Custodian on such Order Placement Date. If the requisite number of shares of the relevant Fund are not delivered by 3:00 p.m. Eastern time on the Settlement Date, the Fund will not release the underlying securities for delivery unless collateral is posted in such percentage amount of missing shares as set forth in the Participant Agreement (marked to market daily).

With respect to the International Treasury Bond ETF, in connection with taking delivery of shares of Fund Securities upon redemption of Creation Units, a redeeming shareholder or Authorized Participant acting on behalf of such Shareholder must maintain appropriate custody arrangements with a qualified broker-dealer, bank or other custody providers in each jurisdiction in which any of the Fund Securities are customarily traded, to which account such Fund Securities will be delivered. Deliveries of redemption proceeds generally will be made within three business days of the trade date. Due to the schedule of holidays in certain countries, however, the delivery of in-kind redemption proceeds may take longer than three business days after the day on which the redemption request is received in proper form. The section below entitled "Local Market Holiday Schedules" identifies the instances where more than seven days would be needed to deliver redemption proceeds. Pursuant to an order of the SEC, in respect of the Fund, the Trust will make delivery of in-kind redemption proceeds within the number of days stated in the Local Market Holidays section to be the maximum number of days necessary to deliver redemption proceeds. If neither the redeeming Shareholder nor the Authorized Participant acting on behalf of such redeeming Shareholder has appropriate arrangements to take delivery of the Fund Securities in the applicable foreign jurisdiction and it is not possible to make other such arrangements, or if it is not possible to effect deliveries of the Fund Securities in such jurisdiction, the Trust may, in its discretion, exercise its option to redeem such shares in cash, and the redeeming Shareholders will be required to receive its redemption proceeds in cash.

ADDITIONAL REDEMPTION PROCEDURES - ALL ETFs. If it is not possible to effect deliveries of the Fund Securities, the Trust may in its discretion exercise its option to redeem such shares in cash, and the redeeming investor will be required to receive its redemption proceeds in cash. In addition, an investor may request a redemption in cash that the Fund may, in its sole discretion, permit. In either case, the investor will receive a cash payment equal to the net asset value of its Shares based on the net asset value of Shares of the relevant Fund next determined after the redemption request is received in proper form (minus a redemption transaction fee and additional charge for requested cash redemptions specified above, to offset the Trust's brokerage and other transaction costs associated with the disposition of Fund Securities). A Fund may also, in its sole discretion, upon request of a shareholder, provide such redeemer a portfolio of securities that differs from the exact composition of the Fund Securities but does not differ in net asset value.

Redemptions of shares for Fund Securities will be subject to compliance with applicable federal and state securities laws and each Fund (whether or not it otherwise permits cash redemptions) reserves the right to redeem Creation Units for cash to the extent that the Trust could not lawfully deliver specific Fund Securities upon redemptions or could not do so without first registering the Fund Securities under such laws. An Authorized Participant or an investor for which it is acting subject to a legal restriction with respect to a particular security included in the Fund Securities applicable to the redemption of Creation Units may be paid an equivalent amount of cash. The Authorized Participant may request the redeeming investor of the Shares to complete an order form or to enter into agreements with respect to such matters as compensating cash payment. Further, an Authorized Participant that is not a "qualified institutional buyer," ("QIB") as such term is defined under Rule 144A of the Securities Act, will not be able to receive Fund Securities that are restricted securities eligible for resale under Rule 144A. An Authorized Participant may be required by the Trust to provide a written confirmation with respect to QIB status in order to receive Fund Securities.

REQUIRED EARLY ACCEPTANCE OF ORDERS. Notwithstanding the foregoing, as described in the Participant Agreement and the applicable order form, Authorized Participants may be notified that the cut-off time for an order may be earlier on a particular business day.

                        DETERMINATION OF NET ASSET VALUE

The following information supplements and should be read in conjunction with the section in each Prospectus entitled "DETERMINATION OF NET ASSET VALUE."

Net asset value per Share for each Fund of the Trust is computed by dividing the value of the net assets of such Fund (i.e., the value of its total assets less total liabilities) by the total number of Shares outstanding, rounded to the nearest cent. Expenses and fees, including the management fees, are accrued daily and taken into account for purposes of determining net asset value. The net asset value of each Fund is calculated by the Custodian and determined at the close of the regular trading session on the NYSE (ordinarily 4:00 p.m. Eastern time) on each day that such exchange is open, provided that fixed-income assets may be valued as of the announced closing time for trading in fixed-income instruments on any day that the SIFMA announces an early closing time.

In calculating a Fund's net asset value per Share, the Fund's investments are generally valued using market valuations. A market valuation generally means a valuation (i) obtained from an exchange, a pricing service, or a major market maker (or dealer), (ii) based on a price quotation or other equivalent indication of value supplied by an exchange, a pricing service, or a major market maker (or dealer) or (iii) based on amortized cost. In the case of shares of other funds that are not traded on an exchange, a market valuation means such fund's published net asset value per share. The Adviser may use various pricing services, or discontinue the use of any pricing service, as approved by the Board of Trustees from time to time. A price obtained from a pricing service based on such pricing service's valuation matrix may be considered a market valuation. Any assets or liabilities denominated in currencies other than the U.S. dollar are converted into U.S. dollars at the current market rates on the date of valuation as quoted by one or more sources.

In the event that current market valuations are not readily available or such valuations do not reflect current market value, the Trust's procedures require the Pricing Committee to determine a security's fair value if a market price is not readily available. In determining such value the Pricing Committee may consider, among other things, (i) price comparisons among multiple sources, (ii) a review of corporate actions and news events, and (iii) a review of relevant financial indicators (e.g., movement in interest rates, market indices, and prices from the Funds' index providers). In these cases, a Fund's net asset value may reflect certain portfolio securities' fair values rather than their market prices. Fair value pricing involves subjective judgments and it is possible that the fair value determination for a security is materially different than the value that could be realized upon the sale of the security.

                           DIVIDENDS AND DISTRIBUTIONS

The following information supplements and should be read in conjunction with the section in each Prospectus entitled "DISTRIBUTIONS."

GENERAL POLICIES

Dividends from net investment income, if any, are declared and paid monthly by each Fixed Income ETF and quarterly for each Equity ETF. Distributions of net realized securities gains, if any, generally are declared and paid once a year, but the Trust may make distributions on a more frequent basis for certain Funds to improve index tracking or to comply with the distribution requirements of the Internal Revenue Code, in all events in a manner consistent with the provisions of the 1940 Act.

Dividends and other distributions on Shares are distributed, as described below, on a pro rata basis to Beneficial Owners of such Shares. Dividend payments are made through DTC Participants and Indirect Participants to Beneficial Owners then of record with proceeds received from the Trust.

The Trust makes additional distributions to the extent necessary (i) to distribute the entire annual taxable income of the Trust, plus any net capital gains and (ii) to avoid imposition of the excise tax imposed by Section 4982 of the Internal Revenue Code. Management of the Trust reserves the right to declare special dividends if, in its reasonable discretion, such action is necessary or advisable to preserve the status of each Fund as a regulated investment company ("RIC") or to avoid imposition of income or excise taxes on undistributed income.

DIVIDEND REINVESTMENT SERVICE

Broker-dealers may make available the DTC book-entry Dividend Reinvestment Service (the "Service") for use by Beneficial Owners of the Funds through DTC Participants for reinvestment of their dividend distributions. If the Service is available and used, dividend distributions of both income and realized gains will be automatically reinvested in additional whole Shares issued by the Trust of the same Fund at NAV per share. Shares will be issued at NAV under the Service regardless of whether the Shares are then trading in the secondary market at a premium or discount to net asset value. Broker dealers, at their own discretion, may also offer a dividend reinvestment program under which Shares are purchased in the secondary market at current market prices. Investors should consult their broker dealer for further information regarding the Service or other dividend reinvestment programs.

                                      TAXES

The following information also supplements and should be read in conjunction with the section in the Prospectus entitled "TAX MATTERS."

Each Fund intends to qualify for and to elect treatment as a separate RIC under Subchapter M of the Internal Revenue Code. As such, each Fund should not be subject to federal income tax on its net investment income and capital gains, if any, to the extent that it timely distributes such income and capital gains to its shareholders. In order to be taxable as a RIC, a Fund must distribute annually to its shareholders at least 90% of its net investment income (generally net investment income plus the excess of net short-term capital gains over net long-term capital losses) and at least 90% of its net tax exempt interest income, for each tax year, if any, to its shareholders ("Distribution Requirement") and also must meet several additional requirements. Among these requirements are the following: (i) at least 90% of the Fund's gross income each taxable year must be derived from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, or other income derived with respect to its business of investing in such stock, securities or currencies, and net income derived from an interest in qualified publicly traded partnerships; (ii) at the end of each fiscal quarter of the Fund's taxable year, at least 50% of the market value of its total assets must be represented by cash and cash items, U.S. government securities, securities of other RICs and other securities, with such other securities limited, in respect to any one issuer, to an amount not greater than 5% of the value of the Fund's total assets or more than 10% of the outstanding voting securities of such issuer, and (iii) at the end of each fiscal quarter of the Fund's taxable year, not more than 25% of the value of its total assets is invested in the securities (other than U.S. government securities or securities of other RICs) of any one issuer or the securities of two or more issuers engaged in the same, similar, or related trades or businesses if the Fund owns at least 20% of the voting power of such issuers, or the securities of one or more qualified publicly traded partnerships.

Each Fund is treated as a separate corporation for federal income tax purposes. Each Fund therefore is considered to be a separate entity in determining its treatment under the rules for RICs described herein and in the Prospectus. Losses in one Fund do not offset gains in another and the requirements (other than certain organizational requirements) for qualifying RIC status are determined at the Fund level rather than at the Trust level.

If any Fund fails to qualify as a RIC for any taxable year, it will be taxable at regular corporate rates. In such an event, all distributions (including capital gains distributions) will be taxable as ordinary dividends to the extent of the Fund's current and accumulated earnings and profits, subject to the dividends-received deduction for corporate shareholders and the lower tax rates applicable to qualified dividend income distributed to individuals. The Board of Trustees reserves the right not to maintain the qualification of a Fund as a regulated investment company if it determines such course of action to be beneficial to shareholders.

Although each Fund intends to distribute substantially all of its net investment income and its capital gains for each taxable year, a Fund will be subject to federal income tax to the extent any such income or gains are not distributed. If a Fund's distributions exceed its taxable income and capital gains realized during a taxable year, all or a portion of the distributions made in the taxable year may be recharacterized as a return of capital to shareholders. A return of capital distribution generally will not be taxable but will reduce the shareholder's cost basis and result in a higher capital gain or lower capital loss when those shares on which the distribution was received are sold.

A Fund will be subject to a 4% excise tax on certain undistributed income if it does not distribute to its shareholders in each calendar year at least 98% of its ordinary income for the calendar year plus 98% of its capital gain net income for the twelve months ended October 31 of such year. Each Fund intends to declare and distribute dividends and distributions in the amounts and at the times necessary to avoid the application of this 4% excise tax.

As a result of tax requirements, the Trust on behalf of each Fund has the right to reject an order to create Shares if the purchaser (or group of purchasers) would, upon obtaining the Shares so ordered, own 80% or more of the outstanding Shares of a given Fund and if, pursuant to section 351 of the Internal Revenue Code, the respective Fund would have a basis in the Deposit Securities different from the market value of such securities on the date of deposit. The Trust also has the right to require information necessary to determine beneficial Share ownership for purposes of the 80% determination.

Dividends and interest received by the International Treasury Bond ETF may give rise to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. If a Fund meets certain requirements, which include a requirement that more than 50% of the value of the Fund's total assets at the close of its respective taxable year consists of stocks or securities of foreign corporations, then the Fund should be eligible to file an election with the Internal Revenue Service that may enable shareholders, in effect, to receive either the benefit of a foreign tax credit, or a tax deduction, with respect to any foreign and U.S. possessions income taxes paid such Fund, subject to certain limitations. Pursuant to this election, the Fund will treat those taxes as dividends paid to its shareholders. Each such shareholder will be required to include a proportionate share of those taxes in gross income as income received from a foreign source and must treat the amount so included as if the shareholder had paid the foreign tax directly. The shareholder may then either deduct the taxes deemed paid by him or her in computing his or her taxable income or, alternatively, use the foregoing information in calculating any foreign tax credit the shareholder may be entitled to use against such shareholder's federal income tax. If the Fund makes this election, the Fund will report annually to its shareholders the respective amounts per share of the Fund's income from sources within, and taxes paid to, foreign countries and U.S. possessions.

A Fund may invest in complex securities. These investments may be subject to numerous special and complex rules. These rules could affect whether gains and losses recognized by the Fund are treated as ordinary income or capital gain, accelerate the recognition of income to a Fund and/or defer a Fund's ability to recognize losses. In turn, these rules may affect the amount, timing or character of the income distributed to you by the Fund.

Each Fund is required for federal income tax purposes to mark-to-market and recognize as income for each taxable year its net unrealized gains and losses on certain futures contracts as of the end of the year as well as those actually realized during the year. Gain or loss from futures and options contracts on broad-based indexes required to be marked to market will be 60% long-term and 40% short-term capital gain or loss. Application of this rule may alter the timing and character of distributions to shareholders. A Fund may be required to defer the recognition of losses on futures contracts, options contracts and swaps to the extent of any unrecognized gains on offsetting positions held by the Fund. It is anticipated that any net gain realized from the closing out of futures or options contracts will be considered gain from the sale of securities and therefore will be qualifying income for purposes of the 90% requirement. Each Fund distributes to shareholders at least annually any net capital gains which have been recognized for federal income tax purposes, including unrealized gains at the end of a Fund's fiscal year on futures or options transactions. Such distributions are combined with distributions of capital gains realized on a Fund's other investments and shareholders are advised on the nature of the distributions.

As a result of entering into swap contracts, a Fund may make or receive periodic net payments. Such Fund may also make or receive a payment when a swap is terminated prior to maturity through an assignment of the swap or other closing transaction. Periodic net payments, if positive, will generally constitute taxable ordinary income and, if negative, will reduce net tax-exempt income, while termination of a swap will generally result in capital gain or loss (which will be a long-term capital gain or loss if a Fund has been a party to the swap for more than one year). The tax treatment of many types of credit default swaps is uncertain and may affect the amount, timing or character of the income distributed to you by the Fund.

Investments by a Fund in zero coupon or other discount securities will result in income to the Fund equal to a portion of the excess face value of the securities over their issue price (the "original issue discount" or "OID") each year that the securities are held, even though the Fund receives no cash interest payments. In other circumstances, whether pursuant to the terms of a security or as a result of other factors outside the control of the Fund, the Fund may recognize income without receiving a commensurate amount of cash. Such income is included in determining the amount of income that the Fund must distribute to maintain its status as a RIC and to avoid the payment of federal income tax, including the nondeductible 4% excise tax. Because such income may not be matched by a corresponding cash distribution to the Fund, the Fund may be required to borrow money or dispose of other securities to be able to make distributions to its shareholders.

Any market discount recognized on a bond is taxable as ordinary income. A market discount bond is a bond acquired in the secondary market at a price below redemption value or adjusted issue price if issued with original issue discount. Absent an election by the fund to include the market discount in income as it accrues, gain on the Fund's disposition of such an obligation will be treated as ordinary income rather than capital gain to the extent of the accrued market discount.

Special rules apply if a Fund holds inflation-indexed bonds (TIPs). Generally, all stated interest on such bonds is taken into income by a Fund under its regular method of accounting for interest income. The amount of positive inflation adjustment, which results in an increase in the inflation-adjusted principal amount of the bond, is treated as OID. The OID is included in the Fund's gross income ratably during the period ending with the maturity of the bond, under the general OID inclusion rules. The amount of a Fund's OID in a taxable year with respect to a bond will increase a Fund's taxable income for such year without a corresponding receipt of cash, until the bond matures. As a result, the Fund may need to use other sources of cash to satisfy its distributions for such year. The amount of negative inflation adjustments, which results in a decrease in the inflation-adjusted principal amount of the bond, reduces the amount of interest (including stated interest, OID, and market discount, if any) otherwise includable in the Fund's income with respect to the bond for the taxable year.

Each Fund intends to distribute annually to its shareholders substantially all of its investment company taxable income, all of its net tax-exempt income and any net realized long-term capital gains in excess of net realized short-term capital losses (including any capital loss carryovers). Each Fund will report to shareholders annually the amount of dividends received from ordinary income, the amount of distributions received from capital gains and the portion of dividends which may qualify for the dividends received deduction, if any. A portion of the dividends received from a Fund may be treated as qualified dividend income (eligible for the reduced maximum rate to individuals of 15% (5% for individuals in lower tax brackets)) to the extent that a Fund receives qualified dividend income. Qualified dividend income includes, in general, subject to certain holding period requirements and other requirements, dividend income from certain U.S. and foreign corporations. Eligible foreign corporations include those incorporated in possessions of the United States, those incorporated in certain countries with comprehensive tax treaties with the United States and those whose stock is tradable on an established securities market in the United States. A Fund may derive capital gains and losses in connection with the sale or other disposition of its portfolio securities. Distributions from net short-term capital gains will be taxable to shareholders as ordinary income. Distributions from net long-term gains will be taxable to you at long-term capital gains rates, regardless of how long you have held your shares in a Fund. Long-term capital gains are currently taxed at a maximum rate of 15%. Absent further legislation, the maximum 15% rate on qualified dividend income and long-term capital gains will cease to apply to taxable years beginning after December 31, 2010.

Dividends paid by the Municipal Bond ETFs that are properly designated as exempt-interest dividends will not be subject to regular Federal income tax. Dividends paid by the Municipal Bond ETFs will be exempt from Federal income tax (though not necessarily exempt from state and local taxation) to the extent of the Fund's tax-exempt interest income as long as 50% or more of the value of the Fund's assets at the end of each quarter is invested in state, municipal and other bonds that are excluded from gross income for Federal income tax purposes and as long as the Fund properly designates such dividends as exempt-interest dividends. Depending on a shareholder's state of residence, exempt interest dividends paid by the Municipal Bond ETFs from interest earned on municipal securities of that state, or its political subdivision, may be exempt in the hands of such shareholder from income tax in that state. However, income from municipal securities of states other than the shareholder's state of residence generally will not qualify for tax-free treatment for such shareholder. For a general discussion of the state and local tax treatment to shareholders of the SPDR Lehman California Municipal Bond ETF and SPDR Lehman New York Municipal Bond ETF, see the section titled "State Tax Matters" below. Additionally, please refer to the earlier discussion in the section titled "Municipal Securities" regarding Davis v. Department of Revenue about possible changes to the taxation of income from the Municipal Bond ETFs.

Interest on indebtedness incurred by a shareholder to purchase or carry shares of the Municipal Bond ETFs will not be deductible for U.S. federal income tax purposes. If a shareholder receives exempt-interest dividends with respect to any share of a Municipal Bond ETF and if the share is held by the shareholder for six months or less, then any loss on the sale or exchange of the share may, to the extent of the exempt-interest dividends, be disallowed, In addition, the IRC may require a shareholder in a Municipal Bond ETF that receives exempt-interest dividends to treat as taxable income a portion of certain otherwise non-taxable social security and railroad retirement benefit payments. Furthermore, a portion of any exempt-interest dividend paid by a Municipal Bond ETF that unexpectedly represents income derived from certain revenue or private activity bonds held by a Municipal Bond ETF may not retain its tax-exempt status in the hands of a shareholder who is a "substantial user" of a facility financed by such bonds, or a "related person" thereof. If addition, the receipt of dividends and distributions from the Municipal Bond ETF may affect a foreign corporate shareholder's federal "branch profits" tax liability and the federal "excess net passive income" tax liability of a shareholder of a Subchapter S corporation. Shareholders should consult their own tax advisers as to whether they are (i) "substantial users" with respect to a facility or "related" to such users within the meaning of the IRC or (ii) subject to the federal "branch profits" tax, or the deferral "excess net passive income" tax.

In general, a sale of Shares results in capital gain or loss, and for individual shareholders, is taxable at a federal rate dependent upon the length of time the Shares were held. A redemption of a shareholder's Fund Shares is normally treated as a sale for tax purposes. Fund Shares held for a period of one year or less at the time of such sale or redemption will, for tax purposes, generally result in short-term capital gains or losses and those held for more than one year will generally result in long-term capital gains or losses. Under current law, the maximum tax rate on long-term capital gains available to non-corporate shareholders generally is 15%. As noted above, without future legislation, the maximum tax rate on long-term capital gains would return to 20% in 2011.

Gain or loss on the sale or redemption of Shares in each Fund is measured by the difference between the amount received and the adjusted tax basis of the Shares. Shareholders should keep records of investments made (including Shares acquired through reinvestment of dividends and distribution) so they can compute the tax basis of their Shares.

A loss realized on a sale or exchange of Shares of a Fund may be disallowed if other substantially identical Shares are acquired (whether through the automatic reinvestment of dividends or otherwise) within a sixty-one (61) day period beginning thirty (30) days before and ending thirty (30) days after the date that the Shares are disposed of. In such a case, the basis of the Shares acquired must be adjusted to reflect the disallowed loss. Any loss upon the sale or exchange of Shares held for six (6) months or less is treated as long-term capital loss to the extent of any capital gain dividends received by the shareholders.

Distribution of ordinary income and capital gains may also be subject to foreign, state and local taxes depending on a shareholder's circumstances.

Distributions reinvested in additional Shares of a Fund through the means of the service (see "DIVIDEND REINVESTMENT SERVICE") will nevertheless be taxable dividends to Beneficial Owners acquiring such additional Shares to the same extent as if such dividends had been received in cash.

Dividends paid by a Fund to shareholders who are nonresident aliens or foreign entities will be subject to a 30% United States withholding tax unless a reduced rate of withholding or a withholding exemption is provided under applicable treaty law to the extent derived from investment income and short-term capital gain (other than "qualified short-term capital gain" described below) or unless such income is effectively connected with a U.S. trade or business carried on through a permanent establishment in the United States. Nonresident shareholders are urged to consult their own tax advisors concerning the applicability of the United States withholding tax and the proper withholding form(s) to be submitted to a Fund. A non-U.S. shareholder who fails to provide an appropriate IRS Form W-8 may be subject to backup withholding at the appropriate rate.

Under recently enacted legislation, the Fund may, under certain circumstances, designate all or a portion of a dividend as an "interest-related dividend" that if received by a nonresident alien or foreign entity generally would be exempt from the 30% U.S. withholding tax, provided that certain other requirements are met. The Fund may also, under certain circumstances, designate all or a portion of a dividend as a "qualified short-term capital gain dividend" which if received by a nonresident alien or foreign entity generally would be exempt from the 30% U.S. withholding tax, unless the foreign person is a nonresident alien individual present in the United States for a period or periods aggregating 183 days or more during the taxable year. In the case of Shares held through an intermediary, the intermediary may withhold even if a Fund designates the payment as qualified net interest income or qualified short-term capital gain. Non-U.S. shareholders should contact their intermediaries with respect to the application of these rules to their accounts. The provisions contained in the legislation relating to dividends to foreign persons would apply to dividends with respect to taxable years of the Fund beginning after December 31, 2004 and before January 1, 2008.

A Fund will be required in certain cases to withhold at applicable withholding rates and remit to the United States Treasury the amount withheld on amounts payable to any shareholder who (1) has provided a Fund either an incorrect tax identification number or no number at all, (2) who is subject to backup withholding by the Internal Revenue Service for failure to properly report payments of interest or dividends, (3) who has failed to certify to a Fund that such shareholder is not subject to backup withholding, or (4) has not certified that such shareholder is a U.S. person (including a U.S. resident alien).

Under promulgated Treasury regulations, if a shareholder recognizes a loss on disposition of a Fund's Shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the IRS a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a RIC are not excepted. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all regulated investment companies. In addition, pursuant to recently enacted legislation, significant penalties may be imposed for the failure to comply with the reporting requirements. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer's treatment of the loss is proper. Shareholders should consult their tax advisers to determine the applicability of these regulations in light of their individual circumstances.

The foregoing discussion is a summary only and is not intended as a substitute for careful tax planning. Purchasers of Shares should consult their own tax advisors as to the tax consequences of investing in such Shares, including under state, local and other tax laws. Finally, the foregoing discussion is based on applicable provisions of the Internal Revenue Code, regulations, judicial authority and administrative interpretations in effect on the date hereof. Changes in applicable authority could materially affect the conclusions discussed above, and such changes often occur.

STATE TAX MATTERS

The discussion of state and local tax treatment is based on the assumptions that the Funds will qualify under Subchapter M of the Code as regulated investment companies, that they will satisfy the conditions which will cause distributions to qualify as exempt-interest dividends to shareholders when distributed as intended, and that each Fund will distribute all interest and dividends it receives to its shareholders. The tax discussion summarizes general state and local tax laws which are currently in effect and which are subject to change by legislative, judicial or administrative action; any such changes may be retroactive with respect to the applicable Fund's transactions. Please refer to the earlier discussion in the section titled "MUNICIPAL SECURITIES" regarding Davis v. Department of Revenue about possible changes to the taxation of income from the Municipal Bond ETFs. Investors should consult a tax advisor for more detailed information about state and local taxes to which they may be subject.

CALIFORNIA

The following is a general, abbreviated summary of certain provisions of the applicable California tax law as presently in effect as it directly governs the taxation of resident individual and corporate shareholders of the SPDR Lehman California Municipal Bond ETF. This summary does not address the taxation of other shareholders nor does it discuss any local taxes that may be applicable. These provisions are subject to change by legislative, administrative or judicial action, and any such change may be retroactive with respect to transactions of the SPDR Lehman California Municipal Bond ETF.

The following is based on the assumptions that the SPDR Lehman California Municipal Bond ETF will qualify under Subchapter M of the Code as a regulated investment company, that it will satisfy the conditions which will cause its distributions to qualify as exempt-interest dividends to shareholders, and that it will distribute all interest and dividends it receives to its shareholders.

The SPDR Lehman California Municipal Bond ETF will be subject to the California corporate franchise and corporation income tax only if it has a sufficient nexus with California. If the SPDR Lehman California Municipal Bond ETF is subject to the California franchise or corporation income tax, it does not expect to pay a material amount of such tax.

Distributions by the SPDR Lehman California Municipal Bond ETF that are attributable to interest on any obligation of California and its political subdivisions or to interest on obligations of the United States, its territories, possessions or instrumentalities that are exempt from state taxation under federal law will not be subject to the California personal income tax. For purposes of determining interest earned on obligations of the United States, distributions attributable to interest on Fannie Mae securities, Government National Mortgage Association securities, and repurchase agreements are not treated as obligations of the United States and therefore will be subject to California personal income tax. All other distributions, including distributions attributable to capital gains, will also be subject to the California personal income tax.

All distributions of the SPDR Lehman California Municipal Bond ETF to corporate shareholders, regardless of source, will be subject to the California corporate franchise tax.

Gain on the sale, exchange, or other disposition of shares of the SPDR Lehman California Municipal Bond ETF will be subject to the California personal income and corporate franchise taxes.

Shares of the SPDR Lehman California Municipal Bond ETF may be subject to the California estate tax if held by a California decedent at the time of death.

Shareholders are advised to consult with their own tax advisors for more detailed information concerning California tax matters.

NEW YORK

The following is a general, abbreviated summary of certain provisions of the applicable New York tax law as presently in effect as it directly governs the taxation of resident individual, corporate, and unincorporated business shareholders of the SPDR Lehman New York Municipal Bond ETF. This summary does not address the taxation of other shareholders nor does it discuss any other state or any local taxes, other than New York City taxes, that may be applicable. These provisions are subject to change by legislative or administrative action, and any such change may be retroactive with respect to SPDR Lehman New York Municipal Bond ETF transactions.

The SPDR Lehman New York Municipal Bond ETF will be subject to the New York State corporate franchise tax and the New York City general corporation tax only if it has a sufficient nexus with New York State or New York City. If the SPDR Lehman New York Municipal Bond ETF is subject to such taxes, it does not expect to pay a material amount of either tax.

Individual shareholders of the SPDR Lehman New York Municipal Bond ETF, who are subject to New York State and/or New York City personal income taxation, will not be required to include in their New York adjusted gross income that portion of their exempt-interest dividends (as determined for federal income tax purposes), which the SPDR Lehman New York Municipal Bond ETF clearly identifies as directly attributable to interest earned on municipal obligations issued by governmental authorities in New York and which are specifically exempted from personal income taxation in New York State or New York City, or interest earned on obligations of U.S. territories or possessions, that is exempt from taxation by the states pursuant to federal law. Distributions to individual shareholders of dividends derived from interest that does not qualify as exempt-interest dividends (as determined for federal income tax purposes), distributions of exempt-interest dividends (as determined for federal income tax purposes), which are derived from interest on municipal obligations issued by governmental authorities in states other than New York State, and distributions derived from interest earned on federal obligations will be included in their New York adjusted gross income as ordinary income. Distributions to individual shareholders of the SPDR Lehman New York Municipal Bond ETF of capital gain dividends (as determined for federal income tax purposes) will be included in their New York adjusted gross income as long-term capital gains. Distributions to individual shareholders of the SPDR Lehman New York Municipal Bond ETF of dividends derived from any net income received from taxable temporary investments and any net short-term capital gains realized by the SPDR Lehman New York Municipal Bond ETF will be included in their New York adjusted gross income and taxed at the same rate as ordinary income.

All distributions from the SPDR Lehman New York Municipal Bond ETF, regardless of source, will increase the taxable base of corporate shareholders subject to the New York State franchise tax and/or the New York City general corporation tax.

Gain from the sale, exchange, or other disposition of Shares of the SPDR Lehman New York Municipal Bond ETF will be subject to the New York State personal income and franchise taxes and the New York City personal income, unincorporated business, and general corporation taxes.

Shares of the SPDR Lehman New York Municipal Bond ETF may be subject to the New York State estate tax if owned by a New York decedent at the time of death.

Shareholders are advised to consult with their own tax advisors for more detailed information concerning New York and local tax matters.

                      CAPITAL STOCK AND SHAREHOLDER REPORTS

Each Fund issues Shares of beneficial interest, par value $.01 per Share. The Board of Trustees may designate additional Funds.

Each Share issued by the Trust has a pro rata interest in the assets of the corresponding Fund. Shares have no preemptive, exchange, subscription or conversion rights and are freely transferable. Each Share is entitled to participate equally in dividends and distributions declared by the Board with respect to the relevant Fund, and in the net distributable assets of such Fund on liquidation.

Each Share has one vote with respect to matters upon which a shareholder vote is required consistent with the requirements of the 1940 Act and the rules promulgated thereunder. Shares of all Funds vote together as a single class except that if the matter being voted on affects only a particular Fund it will be voted on only by that Fund and if a matter affects a particular Fund differently from other Funds, that Fund will vote separately on such matter. Under Massachusetts law, the Trust is not required to hold an annual meeting of shareholders unless required to do so under the 1940 Act. The policy of the Trust is not to hold an annual meeting of shareholders unless required to do so under the 1940 Act. All Shares of the Trust (regardless of the Fund) have noncumulative voting rights for the election of Trustees. Under Massachusetts law, Trustees of the Trust may be removed by vote of the shareholders.

Under Massachusetts law, shareholders of a business trust may, under certain circumstances, be held personally liable as partners for obligations of the Trust. However, the Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of the Trust, requires that Trust obligations include such disclaimer, and provides for indemnification and reimbursement of expenses out of the Trust's property for any shareholder held personally liable for the obligations of the Trust. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Trust itself would be unable to meet its obligations. Given the above limitations on shareholder personal liability, and the nature of each Fund's assets and operations, the risk to shareholders of personal liability is believed to be remote.

Shareholder inquiries may be made by writing to the Trust, c/o the Distributor, State Street Global Markets, LLC at State Street Financial Center, One Lincoln Street, Boston, Massachusetts 02111.

            COUNSEL AND INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Morgan, Lewis & Bockius LLP serves as counsel to the Trust. Ernst & Young LLP, 200 Clarendon Street, Boston, Massachusetts 02116, serves as the independent registered public accounting firm of the Trust. Ernst & Young LLP performs annual audits of the Funds' financial statements and provides other audit, tax and related services.

                         LOCAL MARKET HOLIDAY SCHEDULES

The Trust generally intends to effect deliveries of portfolio securities on a basis of "T" plus three business days (i.e., days on which the AMEX and NYSE are open) in the relevant foreign market of a Fund. The ability of the Trust to effect in-kind redemptions within three business days of receipt of a redemption request is subject, among other things, to the condition that, within the time period from the date of the request to the date of delivery of the securities, there are no days that are local market holidays on the relevant business days. For every occurrence of one or more intervening holidays in the local market that are not holidays observed in the United States, the redemption settlement cycle may be extended by the number of such intervening local holidays. In addition to holidays, other unforeseeable closings in a foreign market due to emergencies may also prevent the Trust from delivering securities within three business days.

The securities delivery cycles currently practicable for transferring portfolio securities to redeeming investors, coupled with local market holiday schedules, may require a delivery process longer than seven calendar days, in certain circumstances, during the calendar years 2007 and 2008. The holidays applicable to the International Treasury Bond ETF during such periods are listed below, as are instances where more than seven days will be needed to deliver redemption proceeds. Although certain holidays may occur on different dates in subsequent years, the number of days required to deliver redemption proceeds in any given year is not expected to exceed the maximum number of days listed below. The proclamation of new holidays, the treatment by market participants of certain days as "informal holidays" (e.g., days on which no or limited securities transactions occur, as a result of substantially shortened trading hours), the elimination of existing holidays, or changes in local securities delivery practices, could affect the information set forth herein at some time in the future.

The remaining dates in the calendar year 2007 and the beginning of 2008 on which the regular holidays affecting the relevant securities markets in the countries listed below fall are as follows:

     AUSTRIA                        JAPAN
November 1, 2007               November 23, 2007
December 24, 2007              December 24, 2007
December 25, 2007              December 31, 2007
December 26, 2007               January 1, 2008
December 31, 2007               January 2, 2008
 January 1, 2008                January 3, 2008
                                January 7, 2008

    AUSTRALIA                       MEXICO
November 1, 2007               November 2, 2007
December 24, 2007              November 19, 2007
December 25, 2007              December 12, 2007
December 26, 2007              December 25, 2007
December 31, 2007               January 1, 2008
 January 1, 2008

     BELGIUM                      NETHERLANDS
December 25, 2007              December 25, 2007
December 26, 2007              December 26, 2007
 January 1, 2008                January 1, 2008

     CANADA                         POLAND
December 25, 2007              November 1, 2007
December 26, 2007              December 25, 2007
 January 1, 2008               December 26, 2007
                               January 1, 2008

     DENMARK                     SOUTH AFRICA
December 24, 2007              December 17, 2007
December 25, 2007              December 25, 2007
December 26, 2007              December 26, 2007
December 31, 2007               January 1, 2008
 January 1, 2008

     FRANCE                          SPAIN
December 25, 2007              December 25, 2007
December 26, 2007              December 26, 2007
 January 1, 2008               December 31, 2007
                                January 1, 2008

     GERMANY                        SWEDEN
December 24, 2007              December 24, 2007
December 25, 2007              December 25, 2007
December 26, 2007              December 26, 2007
December 31, 2007              December 31, 2007
 January 1, 2008                January 1, 2008

     GREECE                         TAIWAN
December 25, 2007              January 1, 2008
December 26, 2007
 January 1, 2008

      ITALY                     UNITED KINGDOM
December 24, 2007              December 25, 2007
December 25, 2007              December 26, 2007
December 26, 2007               January 1, 2008
December 31, 2007
 January 1, 2008

REDEMPTION. The longest redemption cycle for the above Funds is a function of the longest redemption cycles among the countries whose stocks comprise a Fund. A redemption request over certain holidays may result in a settlement period that will exceed 7 calendar days. In the calendar year 2006, the dates of the regular holidays affecting the Australian, Japanese, Danish and Swedish securities markets presented the worst-case redemption cycle for the Fund as R + 8 calendar days was the maximum number of calendar days necessary to satisfy a redemption request.

                              FINANCIAL STATEMENTS

The Report of Ernst & Young LLP, the Trust's Independent Registered Public Accounting Firm, financial highlights, and financial statements of the Funds included in the Trust's Annual Report to Shareholders for the fiscal year ended June 30, 2007 and the Trust's unaudited Semi-Annual Report to Shareholders for the period ended December 31, 2006, each on Form N-CSR under the Investment Company Act, are incorporated by reference into this Statement of Additional Information.

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

PROXY VOTING POLICY                                 [SSGA LOGO]
                                                    Funds Management, Inc.

INTRODUCTION

SSgA Funds Management, Inc. ("FM") seeks to vote proxies for which it has discretionary authority in the best interests of its clients. This entails voting proxies in a way which FM believes will maximize the monetary value of each portfolio's holdings with respect to proposals that are reasonably anticipated to have an impact on the current or potential value of a security. Absent unusual circumstances or specific client instructions, we vote proxies on a particular matter in the same way for all clients, regardless of their investment style or strategies. FM takes the view that voting in a manner consistent with maximizing the value of our clients' holdings will benefit our direct clients (e.g. investment funds) and, indirectly, the ultimate owners and beneficiaries of those clients (e.g. fund shareholders).

Oversight of the proxy voting process is the responsibility of the State Street Global Advisors ("SSgA") Investment Committee. The SSgA Investment Committee reviews and approves amendments to the FM Proxy Voting Policy and delegates authority to vote in accordance with this policy to the FM Proxy Review Committee, a subcommittee of the SSgA Investment Committee. FM retains the final authority and responsibility for voting. In addition to voting proxies, FM:

1) describes its proxy voting procedures to its clients in Part II of its Form ADV;

2)    provides the client with this written proxy policy, upon request;

3) discloses to its clients how they may obtain information on how FM voted the client's proxies;

4)    matches proxies received with holdings as of record date;

5)    reconciles holdings as of record date and rectifies any discrepancies;

6) generally applies its proxy voting policy consistently and keeps records of votes for each client;

7)    documents the reason(s) for voting for all non-routine items; and

8) keeps records of such proxy voting available for inspection by the client or governmental agencies.

PROCESS

The FM Manager of Corporate Governance is responsible for monitoring proxy voting on behalf of our clients and executing the day to day implementation of this Proxy Voting Policy. As stated above, oversight of the proxy voting process is the responsibility of the SSgA Investment Committee.

In order to facilitate our proxy voting process, FM retains Institutional Shareholder Services ("ISS"), a firm with expertise in the proxy voting and corporate governance fields. ISS assists in the proxy voting process, including acting as our voting agent (i.e. actually processing the proxies), advising us as to current and emerging governance issues that we may wish to address, interpreting this policy and applying it to individual proxy items, and providing analytical information concerning specific issuers and proxy items as well as governance trends and developments. This Policy does not address all issues as to which we may receive proxies nor does it seek to describe in detail all factors that we may consider relevant to any particular proposal. To assist ISS in interpreting and applying this Policy, we meet with ISS at least annually, provide written guidance on certain topics generally on an annual basis and communicate more regularly as necessary to discuss how specific issues should be addressed. This guidance permits ISS to apply this Policy without consulting us as to each proxy but in a manner that is consistent with our investment view and not their own governance opinions. If an issue raised by a proxy is not addressed by this Policy or our prior guidance to ISS, ISS refers the proxy to us for direction on voting. On issues that we do not believe affect the economic value of our portfolio holdings or are considered by us to be routine matters as to which we have not provided specific guidance, we have agreed with ISS to act as our voting agent in voting such proxies in accordance with its own recommendations which, to the extent possible, take into account this Policy and FM's general positions on similar matters. The Manager of Corporate Governance is responsible, working with ISS, for submitting proxies in a

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

timely manner and in accordance with our policy. The Manager of Corporate Governance works with ISS to establish and update detailed procedures to implement this policy.

From time to time, proxy votes will be solicited which fall into one of the following categories:

      (i) proxies which involve special circumstances and require additional research and discussion (e.g. a material merger or acquisition, or a material governance issue with the potential to become a significant precedent in corporate governance); or

      (ii) proxies which are not directly addressed by our policies and which are reasonably anticipated to have an impact on the current or potential value of a security or which we do not consider to be routine.

These proxies are identified through a number of methods, including but not limited to notification from ISS, concerns of clients, review by internal proxy specialists, and questions from consultants. The role of third parties in identifying special circumstances does not mean that we will depart from our guidelines; these third parties are all treated as information sources. If they raise issues that we determine to be prudent before voting a particular proxy or departing from our prior guidance to ISS, we will weigh the issue along with other relevant factors before making an informed decision. In all cases, we vote proxies as to which we have voting discretion in a manner that we determine to be in the best interest of our clients. As stated above, if the proposal has a quantifiable effect on shareholder value, we seek to maximize the value of a portfolio's holdings. With respect to matters that are not so quantifiable, we exercise greater judgment but still seek to maximize long-term value by promoting sound governance policies. The goal of the Proxy Voting Committee is to make the most informed decision possible.

In instances of special circumstances or issues not directly addressed by our policies or guidance to ISS, the FM Manager of Corporate Governance will refer the item to the Chairman of the Investment Committee for a determination of the proxy vote. The first determination is whether there is a material conflict of interest between the interests of our client and those of FM or its affiliates (as explained in greater detail below under "Potential Conflicts"). If the Manager of Corporate Governance and the Chairman of the Investment Committee determine that there is a material conflict, the process detailed below under "Potential Conflicts" is followed. If there is no material conflict, we examine the proposals that involve special circumstances or are not addressed by our policy or guidance in detail in seeking to determine what vote would be in the best interests of our clients. At this point, the Chairman of the Investment Committee makes a voting decision in our clients' best interest. However, the Chairman of the Investment Committee may determine that a proxy involves the consideration of particularly significant issues and present the proxy item to the Proxy Review Committee and/or to the entire Investment Committee for a final decision on voting the proxy. The Investment Committee will use the same rationale for determining the appropriate vote.

FM reviews proxies of non-US issuers in the context of these guidelines. However, FM also endeavors to show sensitivity to local market practices when voting these proxies, which may lead to different votes. For example, in certain foreign markets, items are put to vote which have little or no effect on shareholder value, but which are routinely voted on in those jurisdictions; in the absence of material effect on our clients, we will follow market practice. FM votes in all markets where it is feasible to do so. Note that certain custodians utilized by our clients do not offer proxy voting in every foreign jurisdiction. In such a case, FM will be unable to vote such a proxy.

VOTING

For most issues and in most circumstances, we abide by the following general guidelines. However, it is important to remember that these are simply guidelines. As discussed above, in certain circumstances, we may determine that it would be in the best interests of our clients to deviate from these guidelines.

I.    Generally, FM votes for the following ballot items:

Board of Directors

      - Elections of directors who (i) we determine to be adequately independent of management and (ii) do not simultaneously serve on an unreasonable (as determined by FM) number of other boards (other than those affiliated with the issuer). Factors that we consider in evaluating independence include whether the nominee is an

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

            employee of or related to an employee of the issuer or its auditor, whether the nominee provides professional services to the issuer, or whether the nominee receives non-board related compensation from the issuer

      - Directors' compensation, provided the amounts are not excessive relative to other issuers in the market or industry. In making such a determination, we review whether the compensation is overly dilutive to existing shareholders.

      - Proposals to limit directors' liability and/or expand indemnification of directors, provided that a director shall only be eligible for indemnification and liability protection if he or she has not acted in bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office

      - Discharge of board members' duties*, in the absence of pending litigation, governmental investigation, charges of fraud or other indicia of significant concern

      - The establishment of annual elections of the board of directors unless the board is composed by a majority of independent directors, the board's key committees (auditing, nominating and compensation) are composed of independent directors, and there are no other material governance issues or performance issues.

      - Mandates requiring a majority of independent directors on the Board of Directors

      - Mandates that Audit, Compensation and Nominating Committee members should all be independent directors

      - Mandates giving the Audit Committee the sole responsibility for the selection and dismissal of the auditing firm and any subsequent result of audits are reported to the audit committee

      -     Elimination of cumulative voting

      -     Establishment of confidential voting

Auditors

      - Approval of auditors, unless the fees paid to auditors are excessive; auditors' fees will be deemed excessive if the non-audit fees for the prior year constituted 50% or more of the total fees paid to the auditors

      - Auditors' compensation, provided the issuer has properly disclosed audit and non-audit fees relative to market practice and that non-audit fees for the prior year constituted no more than 50% of the total fees paid to the auditors

      -     Discharge of auditors*

      - Approval of financial statements, auditor reports and allocation of income

      -     Requirements that auditors attend the annual meeting of shareholders

      - Disclosure of Auditor and Consulting relationships when the same or related entities are conducting both activities

      - Establishment of a selection committee responsible for the final approval of significant management consultant contract awards where existing firms are already acting in an auditing function

Capitalization

----------
* Common for non-US issuers; request from the issuer to discharge from liability the directors or auditors with respect to actions taken by them during the previous year.

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

      - Dividend payouts that are greater than or equal to country and industry standards; we generally support a dividend which constitutes 30% or more of net income

      - Authorization of share repurchase programs, unless the issuer does not clearly state the business purpose for the program, a definitive number of shares to be repurchased, and the time frame for the repurchase

      - Capitalization changes which eliminate other classes of stock and/or unequal voting rights

      - Changes in capitalization authorization for stock splits, stock dividends, and other specified needs which are no more than 50% of the existing authorization for U.S. companies and no more than 100% of existing authorization for non-U.S. companies.

      - Elimination of pre-emptive rights for share issuance of less than a certain percentage (country specific - ranging from 5% to 20%) of the outstanding shares, unless even such small amount could have a material dilutive effect on existing shareholders (e.g. in illiquid markets)

Anti-Takeover Measures

      -     Elimination of shareholder rights plans ("poison pill")

      - Amendment to a shareholder rights plans ("poison pill") where the terms of the new plans are more favorable to shareholders' ability to accept unsolicited offers (i.e. if one of the following conditions are met: (i) minimum trigger, flip-in or flip-over of 20%, (ii) maximum term of three years, (iii) no "dead hand," "slow hand," "no hand" or similar feature that limits the ability of a future board to redeem the pill, and (iv) inclusion of a shareholder redemption feature (qualifying offer clause), permitting ten percent of the shares to call a special meeting or seek a written consent to vote on rescinding the pill if the board refuses to redeem the pill 90 days after a qualifying offer is announced)

      - Adoption or renewal of a non-US issuer's shareholder rights plans ("poison pill") if the following conditions are met: (i) minimum trigger, flip-in or flip-over of 20%, (ii) maximum term of three years, (iii) no "dead hand," "slow hand," "no hand" or similar feature that limits the ability of a future board to redeem the pill, and (iv) inclusion of a shareholder redemption feature (qualifying offer clause), permitting ten percent of the shares to call a special meeting or seek a written consent to vote on rescinding the pill if the board refuses to redeem the pill 90 days after a qualifying offer is announced

      - Reduction or elimination of super-majority vote requirements, unless management of the issuer was concurrently seeking to or had previously made such reduction or elimination

      - Mandates requiring shareholder approval of a shareholder rights plans ("poison pill")

      -     Repeals of various anti-takeover related provisions

Executive Compensation/Equity Compensation

      - Stock purchase plans with an exercise price of not less that 85% of fair market value

      - Stock option plans which are incentive based and not excessively dilutive. In order to assess the dilutive effect, we divide the number of shares required to fully fund the proposed plan, the number of authorized but unissued shares, and the issued but unexercised shares by fully diluted share count. We review that number in light of certain factors, including the industry of the issuer, in order to make our determination as to whether the dilution is excessive.

      - Other stock-based plans which are not excessively dilutive, using the same process set forth in the preceding bullet

      - Expansions to reporting of financial or compensation-related information, within reason

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

      - Proposals requiring the disclosure of executive retirement benefits if the issuer does not have an independent compensation -- committee

Routine Business Items

      - General updating of or corrective amendments to charter not otherwise specifically addressed herein, unless such amendments would reasonably be expected to diminish shareholder rights (e.g. extension of directors' term limits, amending shareholder vote requirement to amend the charter documents, insufficient information provided as to the reason behind the amendment)

      -     Change in Corporation Name

      - Mandates that amendments to bylaws or charters have shareholder approval

Other

      -     Adoption of anti-"greenmail" provisions, provided that the proposal:
            (i) defines greenmail; (ii) prohibits buyback offers to large block holders (holders of at least 1% of the outstanding shares and in certain cases, a greater amount, as determined by the Proxy Review Committee) not made to all shareholders or not approved by disinterested shareholders; and (iii) contains no anti-takeover measures or other provisions restricting the rights of shareholders

      -     Repeals or prohibitions of "greenmail" provisions

      -     "Opting-out" of business combination provision

II. Generally, FM votes against the following items:

Board of Directors

      - Establishment of classified boards of directors, unless 80% of the board is independent

      - Proposals requesting re-election of insiders or affiliated directors who serve on audit, compensation, or nominating committees

      -     Limits to tenure of directors

      - Requirements that candidates for directorships own large amounts of stock before being eligible to be elected

      -     Restoration of cumulative voting in the election of directors

      - Removal of a director, unless we determine the director (i) is not adequately independent of management or (ii) simultaneously serves on an unreasonable (as determined by FM) number of other boards (other than those affiliated with the issuer). Factors that we consider in evaluating independence include whether the director is an employee of or related to an employee of the issuer or its auditor, whether the director provides professional services to the issuer, or whether the director receives non-board related compensation from the issuer Elimination of Shareholders' Right to Call Special Meetings

      - Proposals that relate to the "transaction of other business as properly comes before the meeting", which extend "blank check" powers to those acting as proxy

      - Approval of Directors who have failed to act on a shareholder proposal that has been approved by a majority of outstanding shares

      - Directors at companies where prior non-cash compensation was improperly "backdated" or "springloaded" where one of the following scenarios exists:

                  - (i) it is unknown whether the Compensation Committee had knowledge of such backdating at the time, (ii) the Compensation Committee was not independent at the time, and (iii) the director seeking reelection served on the Compensation Committee at the time; or

                  - (i) it is unknown whether the Compensation Committee had knowledge of such backdating at the time, (ii) the Compensation Committee was independent at the time, and
                        (iii) sufficient controls have not been implemented to avoid similar improper payments going forward; or

                  - (i) the Compensation Committee had knowledge of such backdating at the time, and (ii) the director seeking reelection served on the Compensation Committee at the time; or

                  - (i) the Compensation Committee did not have knowledge of such backdating at the time, and (ii) sufficient controls have not been implemented to avoid similar improper payments going forward

Capitalization

      - Capitalization changes that add "blank check" classes of stock (i.e. classes of stock with undefined voting rights) or classes that dilute the voting interests of existing shareholders

      - Capitalization changes that exceed 100% of the issuer's current authorized capital unless management provides an appropriate rationale for such change

Anti-Takeover Measures

      - Anti-takeover and related provisions that serve to prevent the majority of shareholders from exercising their rights or effectively deter appropriate tender offers and other offers

      -     Adjournment of Meeting to Solicit Additional Votes

      - Shareholder rights plans that do not include a shareholder redemption feature (qualifying offer clause), permitting ten percent of the shares to call a special meeting or seek a written consent to vote on rescinding the pill if the board refuses to redeem the pill 90 days after a qualifying offer is announced

      - Adoption or renewal of a US issuer's shareholder rights plan ("poison pill")

Executive Compensation/Equity Compensation

      - Excessive compensation (i.e. compensation plans which are deemed by FM to be overly dilutive)

      -     Retirement bonuses for non-executive directors and auditors

      - Proposals requiring the disclosure of executive retirement benefits if the issuer has an independent compensation committee --

Routine Business Items

      - Amendments to bylaws which would require super-majority shareholder votes to pass or repeal certain provisions

      - Reincorporation in a location which has more stringent anti-takeover and related provisions

      - Proposals asking the board to adopt any form of majority voting, unless the majority standard indicated is based on a majority of shares outstanding.

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

Other

      - Requirements that the company provide costly, duplicative, or redundant reports, or reports of a non-business nature

      - Restrictions related to social, political, or special interest issues which affect the ability of the company to do business or be competitive and which have significant financial or best-interest impact

      - Proposals which require inappropriate endorsements or corporate actions

      - Proposals asking companies to adopt full tenure holding periods for their executives

III. FM evaluates Mergers and Acquisitions on a case-by-case basis.
Consistent with our proxy policy, we support management in seeking to achieve their objectives for shareholders. However, in all cases, FM uses its discretion in order to maximize shareholder value. FM generally votes as follows:

      - Against offers with potentially damaging consequences for minority shareholders because of illiquid stock, especially in some non-US markets

      - Against offers when we believe that reasonable prospects exist for an enhanced bid or other bidders

      - Against offers where, at the time of voting, the current market price of the security exceeds the bid price

      - For proposals to restructure or liquidate closed end investment funds in which the secondary market price is substantially lower than the net asset value

      -     For offers made at a premium where no other higher bidder exists

PROTECTING SHAREHOLDER VALUE

We at FM agree entirely with the United States Department of Labor's position that "where proxy voting decisions may have an effect on the economic value of the plan's underlying investment, plan fiduciaries should make proxy voting decisions with a view to enhancing the value of the shares of stock" (IB 94-2). Our proxy voting policy and procedures are designed with the intent that our clients receive the best possible returns on their investments. We meet directly with corporation representatives and participate in conference calls and third-party inquiries in order to ensure our processes are as fully informed as possible. However, we use each piece of information we receive - whether from clients, consultants, the media, the issuer, ISS or other sources -- as one part of our analysis in seeking to carry out our duties as a fiduciary and act in the best interest of our clients. We are not unduly influenced by the identity of any particular source, but use all the information to form our opinion as to the best outcome for our clients.

Through our membership in the Council of Institutional Investors as well as our contact with corporate pension plans, public funds, and unions, we are also able to communicate extensively with other shareholders regarding events and issues relevant to individual corporations, general industry, and current shareholder concerns.

In addition, FM monitors "target" lists of underperforming companies prepared by various shareholder groups, including: California Public Employee Retirement System, The City of New York - Office of the Comptroller, International Brotherhood of Teamsters, and Council of Institutional Investors. Companies, so identified, receive an individual, systematic review by the FM Manager of Corporate Governance and the Proxy Review Committee, as necessary.

As an active shareholder, FM's role is to support corporate policies that serve the best interests of our clients. Though we do not seek involvement in the day-to-day operations of an organization, we recognize the need for conscientious oversight of and input into management decisions that may affect a company's value. To that end, our monitoring of corporate management and industry events is substantially more detailed than that of the typical shareholder. We have demonstrated our willingness to vote against management-sponsored initiatives and to support shareholder proposals when appropriate. To date we have not filed proposals or initiated letter-

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

writing or other campaigns, but have used our active participation in the corporate governance process -- especially the proxy voting process -- as the most effective means by which to communicate our and our clients' legitimate shareholder concerns. Should an issue arise in conjunction with a specific corporation that cannot be satisfactorily resolved through these means, we shall consider other approaches.

POTENTIAL CONFLICTS

As discussed above under Process, from time to time, FM will review a proxy which may present a potential conflict of interest. As a fiduciary to its clients, FM takes these potential conflicts very seriously While FM's only goal in addressing any such potential conflict is to ensure that proxy votes are cast in the clients' best interests and are not affected by FM's potential conflict, there are a number of courses FM may take. Although various relationships could be deemed to give rise to a conflict of interest, we have determined that two categories of relationships present a sufficiently serious concern to warrant an alternative process: customers of FM or its affiliates which are among the top 100 clients of FM and its affiliates based upon revenue; and the 10 largest broker-dealers used by SSgA, based upon revenue (a "Material Relationship").

When the matter falls clearly within the polices set forth above or the guidance previously provided by FM to ISS and the proxy is to be voted in accordance with that guidance, we do not believe that such decision represents a conflict of interest and no special procedures are warranted.

In circumstances where either (i) the matter does not fall clearly within the policies set forth above or the guidance previously provided to ISS, or (ii) FM determines that voting in accordance with such policies or guidance is not in the best interests of its clients, the Manager of Corporate Governance will compare the name of the issuer against a list of the top 100 revenue generating clients of State Street Corporation and its affiliates and a list of the top 10 broker-dealer relationships to determine if a Material Relationship exists. (These lists are updated quarterly.) If the issuer's name appears on either list and the pre-determined policy is not being followed, FM will employ the services of a third party, wholly independent of FM, its affiliates and those parties involved in the proxy issue, to determine the appropriate vote. However, in certain circumstances the Proxy Review Committee may determine that the use of a third party fiduciary is not necessary or appropriate, either because the matter involved does not involve a material issue or because the issue in question affects the underlying value of the portfolio position and it is appropriate for FM, notwithstanding the potential conflict of interest, to vote the security in a manner that it determines will maximize the value to its client. In such situations, the Proxy Committee, or if a broader discussion is warranted, the SSgA Investment Committee, shall make a decision as to the voting of the proxy. The basis for the voting decision, including the basis for the determination that the decision is in the best interests of FM's clients, shall be formalized in writing as a part of the minutes to the Investment Committee.

RECORDKEEPING

In accordance with applicable law, FM shall retain the following documents for not less than five years from the end of the year in which the proxies were voted, the first two years in FM's office:

      1) FM's Proxy Voting Policy and any additional procedures created pursuant to such Policy;

      2) a copy of each proxy statement FM receives regarding securities held by its clients (note: this requirement may be satisfied by a third party who has agreed in writing to do so or by obtaining a copy of the proxy statement from the EDGAR database);

      3) a record of each vote cast by FM (note: this requirement may be satisfied by a third party who has agreed in writing to do so);

      4) a copy of any document created by FM that was material in making its voting decision or that memorializes the basis for such decision; and

      5) a copy of each written request from a client, and response to the client, for information on how FM voted the client's proxies.

DISCLOSURE OF CLIENT VOTING INFORMATION

Any client who wishes to receive information on how its proxies were voted should contact its FM client service officer.